                                                                                                                Execution Copy

                                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                          Depositor,

                                               RESIDENTIAL FUNDING CORPORATION,

                                                       Master Servicer,

                                                              and

                                                   JPMORGAN CHASE BANK, N.A.

                                                            Trustee

                                                POOLING AND SERVICING AGREEMENT

                                                   Dated as of April 1, 2006

                                        Mortgage Asset-Backed Pass-Through Certificates

                                                        Series 2006-RZ2

                                                       TABLE OF CONTENTS

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the
                               Depositor........................................................................48

         Section 2.04.         Representations and Warranties of Sellers........................................50

         Section 2.05.         Execution and Authentication of Certificates; Conveyance of REMIC-I Regular

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;Certain

                                                        -i-

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                               Reporting........................................................................77

         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the Master

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer; Assignment of

                                                        -ii-

                                                        -iii-

Exhibit H-1       Form of Transfer Affidavit and Agreement...................................................H-1-1

Exhibit H-2       Form of Transferor Certificate.............................................................H-2-1

Exhibit I         Form of Investor Representation Letter.......................................................I-1

Exhibit J         Form of Transferor Representation Letter.....................................................J-1

Exhibit K         Text of Amendment to Pooling and Servicing Agreement Pursuant to

Exhibit T-1       Form of 10-K Certification.................................................................T-1-1

Exhibit T-2       Form of Back-Up Certification..............................................................T-2-1

Exhibit U         Information to be Provided by the Master Servicer to the Rating Agencies Relating to Reportable
                  Modified Mortgage Loans......................................................................U-1

                                                        -iv-

         This Pooling and Servicing  Agreement,  effective as of April 1, 2006,  among  RESIDENTIAL  ASSET  MORTGAGE  PRODUCTS,
INC.,  as  the  depositor  (together  with  its  permitted  successors  and  assigns,  the  "Depositor"),  RESIDENTIAL  FUNDING
CORPORATION,  as master servicer  (together with its permitted  successors and assigns,  the "Master  Servicer"),  and JPMORGAN
CHASE  BANK,  N.A.,  a banking  association  organized  under the laws of the  United  States,  as trustee  (together  with its permitted successors and assigns, the "Trustee").

                                                    PRELIMINARY STATEMENT:

         The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively,  the "Certificates"),  to be issued hereunder in sixteen Classes,  which in the aggregate will evidence the entire beneficial  ownership  interest in the
Mortgage Loans (as defined herein) and certain other related assets.

                                                            REMIC I

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets consisting of the  Mortgage  Loans and certain  other  related  assets  (exclusive  of the Yield  Maintenance  Agreement)  subject to this
Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such segregated pool of assets will be designated as "REMIC I." The Class R-I  Certificates  will represent the sole Class of  "residual  interests"
in REMIC I for  purposes of the REMIC  Provisions  (as defined  herein)  under  federal  income tax law.  The  following  table irrevocably  sets  forth the  designation,  remittance  rate (the  "Uncertificated  REMIC I  Pass-Through  Rate")  and  initial
Uncertificated  Principal  Balance for each of the  "regular  interests"  in REMIC I (the  "REMIC I  Regular  Interests").  The
"latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation  Section 1.860G-1(a)(4)(iii))
for each REMIC I Regular Interest shall be the Maturity Date.  None of the REMIC I Regular Interests will be certificated.

                      Uncertificated REMIC I         Initial Uncertificated REMIC I            Latest Possible
   Designation           Pass-Through Rate                 Principal Balance                    Maturity Date
__________________________________________________________________________________________________________________
       LT-1                 Variable(1)                    $374,933,645.73                       May 27, 2036
       LT-2                 Variable(1)                          $8,469.52                       May 27, 2036
                                               RESIDENTIAL FUNDING CORPORATION,

       LT-4                 Variable(1)                         $29,030.49                       May 27, 2036
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                           REMIC II

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets consisting of the REMIC I  Regular  Interests  as a REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as REMIC II.  The  Class R-II  Certificates  will represent the sole Class of  "residual  interests" in REMIC II for purposes of the REMIC  Provisions  under federal income tax law. The following table  irrevocably  sets forth the  designation,
Pass-Through Rate, aggregate Initial Certificate  Principal Balance,  certain features,  month of Final Scheduled  Distribution
Date and initial  ratings  for each  Class of  Certificates  comprising  the  interests  representing  "regular  interests"  in
REMIC II.   The  "latest  possible  maturity  date"  (determined  solely  for  purposes  of  satisfying   Treasury   Regulation
Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Interests shall be the Maturity Date.

                                                           1

                                                                                          Month of
                                                                                            Final
                                            Aggregate Initial                             Scheduled
                             Pass-Through      Certificate                              Distribution
 Designation       Type          Rate       Principal Balance         Features              Date         S&P     Moody's
_________________________________________________________________________________________________________________________________
  Class A-1     Regular(1)  Adjustable(2)(3)   $161,700,000.00    Senior/Adjustable      March 2029      AAA       Aaa
                                                                        Rate
  Class A-2     Regular(1)  Adjustable(2)(3)    $97,545,000.00    Senior/Adjustable     December 2034    AAA       Aaa
                                                                        Rate
  Class A-3     Regular(1)  Adjustable(2)(3)    $42,255,000.00    Senior/Adjustable       May 2036       AAA       Aaa
                                                                        Rate
  Class M-1     Regular(1)  Adjustable(2)(3)    $13,688,000.00  Mezzanine/Adjustable      May 2036       AA+       Aa1
                                                                        Rate
  Class M-2     Regular(1)  Adjustable(2)(3)    $11,812,000.00  Mezzanine/Adjustable      May 2036       AA+       Aa2
                                                                        Rate
  Class M-3     Regular(1)  Adjustable(2)(3)     $7,125,000.00  Mezzanine/Adjustable      May 2036        AA       Aa3
                                                                        Rate
  Class M-4     Regular(1)  Adjustable(2)(3)     $6,188,000.00  Mezzanine/Adjustable      May 2036        AA       A1
                                                                        Rate
  Class M-5     Regular(1)  Adjustable(2)(3)     $6,188,000.00  Mezzanine/Adjustable      May 2036       AA-       A2
                                                                        Rate
  Class M-6     Regular(1)  Adjustable(2)(3)     $5,437,000.00  Mezzanine/Adjustable      May 2036        A+       A3
                                                                        Rate
  Class M-7     Regular(1)  Adjustable(2)(3)     $5,437,000.00  Mezzanine/Adjustable      May 2036        A       Baa1
                                                                        Rate
  Class M-8     Regular(1)  Adjustable(2)(3)     $4,125,000.00  Mezzanine/Adjustable      May 2036        A-      Baa2
                                                                        Rate
  Class M-9     Regular(1)  Adjustable(2)(3)     $3,375,000.00  Mezzanine/Adjustable      May 2036       BBB+     Baa3
                                                                        Rate
  Class M-10    Regular(1)  Adjustable(2)(3)     $3,750,000.00  Mezzanine/Adjustable      May 2036       BBB       Ba1
                                                                        Rate
   Class SB     Regular(4)          (4)          $6,375,176.24       Subordinate          May 2036       N/R       N/R
_______________
(1)  The Class A  Certificates and Class M  Certificates will represent  ownership of REMIC II Regular Interests  together with certain rights to payments to be made from amounts  received under the Yield  Maintenance  Agreement  which will be deemed made for federal income tax purposes  outside of REMIC II by the holder of the Class SB  Certificates  as the owner of the
     Yield Maintenance Agreement.
(2)  The REMIC II Regular  Interests  ownership of which is represented by the Class A  Certificates and Class M  Certificates,
     will  accrue  interest  at a per annum rate  equal to the least of (i) a per annum  rate  equal to LIBOR plus the  related
     Margin for such  Distribution  Date,  (ii) 14.000% per annum and (iii) the Net WAC Cap Rate,  and the  provisions  for the payment of Basis Risk  Shortfalls  herein,  which  payments  will not be part of the  entitlement  of the REMIC II Regular
     Interests related to such Certificates.
(3)  The Class A  Certificates and Class M  Certificates will also entitle their holders to certain payments from the Holder of the  Class SB  Certificates  from  amounts to which the related  REMIC II Regular  Interest is entitled  and from  amounts received  under the Yield  Maintenance  Agreement,  which will not be a part of their  ownership of the  REMIC II  Regular
     Interests.
(4)  The Class SB  Certificates  will accrue  interest as described in the  definition  of Accrued  Certificate  Interest.  The
     Class SB  Certificates will not accrue interest on their Certificate  Principal  Balance.  The Class SB  Certificates will represent  ownership of two REMIC II  Regular  Interests,  a principal only regular  interest  designated REMIC II Regular
     Interest SB-PO and an interest only regular interest  designated  REMIC II Regular Interest SB-IO,  which will be entitled to  distributions  as set forth herein.  The rights of the Holder of the Class SB  Certificates to payments from the Yield
     Maintenance Agreement shall be outside and apart from its rights under the REMIC II Regular Interests SB-IO and SB-PO.

                                                           2

         In consideration of the mutual agreements herein contained,  the Depositor,  the Master Servicer and the Trustee agree as follows:

                                                           ARTICLE I

                                                          DEFINITIONS

         Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires,  shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date and each Class of  Class A  Certificates and
Class M  Certificates,  interest  accrued during the related  Interest  Accrual  Period on the  Certificate  Principal  Balance
thereof immediately prior to such Distribution Date at the related Pass-Through Rate for that Distribution Date.

         Accrued  Certificate  Interest for any Distribution  Date shall further be reduced by the interest portion of Realized
Losses allocated to any Class of Certificates pursuant to Section 4.05.

         With respect to each Distribution Date and the Class SB  Certificates,  interest accrued during the preceding Interest
Accrual  Period  at the  Pass-Through  Rate on the  Notional  Amount as  specified  in the  definition  of  Pass-Through  Rate, immediately prior to such Distribution Date, reduced by any interest  shortfalls with respect to the Mortgage Loans,  including
Prepayment  Interest  Shortfalls to the extent not covered by Compensating  Interest pursuant to Section 3.16 or by Excess Cash
Flow pursuant to Section 4.02(c)(v) and (vi).

         Accrued  Certificate  Interest  on each  Class of  Certificates  shall  accrue on the basis of a 360-day  year and the actual number of days in the related Interest Accrual Period.

         The  amount  of  Accrued  Certificate  Interest  on each  Class of  Certificates  shall be  reduced  by the  amount of
Prepayment  Interest  Shortfalls on the related  Mortgage  Loans during the prior  calendar  month to the extent not covered by
Compensating  Interest pursuant to Section 3.16,  and by Relief Act Shortfalls on the related Mortgage Loans during the related
Due Period.  All such  reductions  with respect to the related  Mortgage  Loans will be  allocated  among the  Certificates  in proportion to the amount of Accrued  Certificate  Interest payable on such  Certificates on such  Distribution Date absent such reductions.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage  Loan and any date of  determination,  the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan,  each date set forth in the related  Mortgage
Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With respect to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Affiliate:  With  respect to any Person,  any other Person  controlling,  controlled  by or under common  control with such first Person.  For purposes of this  definition,  "control"  means the power to direct the management and policies of such
Person,  directly or indirectly,  whether through the ownership of voting securities,  by contract or otherwise;  and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

                                                           3

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the
Custodial  Account at the close of  business  on the  preceding  Determination  Date on account  of  (i) Liquidation  Proceeds,
Subsequent  Recoveries,  Insurance  Proceeds,  REO Proceeds,  Principal  Prepayments,  Mortgage Loan purchases made pursuant to
Section 2.02,  2.03,  2.04 or 4.07 and Mortgage Loan  substitutions  made pursuant to  Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation  Proceeds,  Subsequent  Recoveries,  Insurance  Proceeds,  REO
Proceeds and purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding  month in accordance  with  Section 3.07(b))  and (ii) payments  which  represent  early  receipt of scheduled  payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

         Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the appraised  value of such  Mortgaged
Property  based upon the appraisal made at the time of the  origination of the related  Mortgage Loan, and (ii) the sales price of the Mortgaged  Property at such time of  origination,  except in the case of a Mortgaged  Property  securing a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal  made at the time of origination of the loan which was  refinanced or modified or the appraised  value  determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment:  An  assignment  of the  Mortgage,  notice of transfer  or  equivalent  instrument,  in  recordable  form, sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders,  which assignment,  notice of transfer or equivalent instrument may be in the form of one or more blanket  assignments  covering  Mortgages secured by Mortgaged  Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans, attached hereto as Exhibit R.

         Available  Distribution  Amount:  With  respect to any  Distribution  Date,  an amount equal to (a) the sum of (i) the amount  relating to the  Mortgage  Loans on deposit in the  Custodial  Account as of the close of  business on the  immediately preceding  Determination  Date,  including  any  Subsequent  Recoveries,  and amounts  deposited  in the  Custodial  Account in connection  with the  substitution  of  Qualified  Substitute  Mortgage  Loans,  (ii) the  amount  of any  Advance  made on the immediately  preceding  Certificate  Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the
Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second paragraph of  Section 3.12(a)  in respect of the  Mortgage  Loans,  (iv) any amount that the Master  Servicer is not  permitted  to withdraw  from the  Custodial
Account pursuant to Section 3.16(e)  in respect of the Mortgage Loans, and (v) any amount deposited in the Certificate  Account pursuant to Section 4.07  or 9.01 in respect of the Mortgage  Loans,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination  Date of (x) the Amount Held for Future  Distribution with respect to the Mortgage Loans, and (y) amounts  permitted to be withdrawn by the Master  Servicer from the Custodial  Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

                                                           4

         Balloon  Loan:  Each of the  Mortgage  Loans  having an  original  term to maturity  that is shorter  than the related amortization term.

         Balloon  Payment:  With respect to any Balloon Loan, the related  Monthly  Payment payable on the stated maturity date of such Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis Risk  Shortfalls:  With respect to each  Class of the Class A  Certificates  and Class M  Certificates,  and any
Distribution  Date,  the sum of (a) with  respect to any  Distribution  Date on which the Net WAC Cap Rate is used to determine the  Pass-Through  Rate  of  such  Class,  an  amount  equal  to the  excess  of  (x) Accrued  Certificate  Interest  for  such
Class calculated  at a per annum rate equal to LIBOR plus the related Margin for such Distribution Date (which shall not exceed
14.000% per annum),  over  (y) Accrued  Certificate  Interest  for such  Class calculated  using the Net WAC Cap Rate,  (b) any shortfalls for such  Class calculated  pursuant to clause (a) above remaining unpaid from prior Distribution Dates, and (c) one month's  interest on the amount in clause (b)  (based on the number of days in the preceding  Interest Accrual Period) at a per annum rate equal to LIBOR plus the related Margin for such Distribution Date (which shall not exceed 14.000% per annum).

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day:  Any day other  than (i) a  Saturday  or a Sunday or (ii) a day on which  banking  institutions  in the
State of  California,  the State of  Minnesota,  the State of Texas,  the State of New York or the State of Illinois  (and such other state or states in which the  Custodial  Account or the  Certificate  Account are at the time  located)  are  required or authorized by law or executive order to be closed.

         Capitalization  Reimbursement  Amount:  With  respect to any  Distribution  Date,  the amount of Advances or Servicing
Advances that were added to the Stated  Principal  Balance of the Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii).

         Cash  Liquidation:  With  respect  to any  defaulted  Mortgage  Loan  other  than a  Mortgage  Loan as to which an REO
Acquisition  occurred,  a  determination  by the Master  Servicer  that it has received  all  Insurance  Proceeds,  Liquidation
Proceeds and other payments or cash  recoveries  which the Master  Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate:  Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The  account or accounts  created  and  maintained  pursuant  to  Section 4.01,  which shall be entitled  "JPMorgan Chase Bank, N.A., as trustee,  in trust for the registered  holders of Residential Asset Mortgage Products,
Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-RZ2" and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

                                                           5

         Certificateholder  or Holder:  The Person in whose name a  Certificate  is  registered  in the  Certificate  Register, except that neither a Disqualified  Organization nor a Non-United States Person shall be a holder of a Class R  Certificate for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate, other than a Class R  Certificate,  registered in the name of the  Depositor,  the Master  Servicer or any  Subservicer  or any
Affiliate  thereof shall be deemed not to be outstanding and the Percentage  Interest or Voting Rights evidenced  thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting Rights  necessary to effect any such consent or direction  has been  obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate  Owners as they may indirectly  exercise such rights through the Depository and participating members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         Certificate  Owner:  With  respect  to a  Book-Entry  Certificate,  the  Person  who is the  beneficial  owner of such
Certificate,  as reflected on the books of an indirect participating  brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate  Principal  Balance:  With  respect  to any Class A  Certificate  or Class M  Certificate,  on any date of determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof,  minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed  with respect to such Certificate (or any predecessor  Certificate) and applied to reduce the Certificate  Principal  Balance thereof pursuant to Section 4.02(c) and
(y) the aggregate of all  reductions  in  Certificate  Principal  Balance  deemed to have occurred in connection  with Realized
Losses  which were  previously  allocated  to such  Certificate  (or any  predecessor  Certificate)  pursuant to Section  4.05;
provided,  that with respect to any Distribution Date, the Certificate Principal Balances of the Class A Certificates and Class
M Certificates  will be increased,  in each case to the extent of Realized Losses  previously  allocated  thereto and remaining unreimbursed,  to the extent of Subsequent  Recoveries in the following  order of priority:  first to the Class A Certificates, pro rata, and then to the Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,  Class M-4 Certificates,
Class M-5 Certificates,  Class M-6 Certificates,  Class M-7  Certificates,  Class M-8 Certificates,  Class M-9 Certificates and
Class M-10  Certificates,  in that order with  respect to any Class SB  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such  Certificate  multiplied by an amount equal to (i) the excess,  if any, of
(A) the then  aggregate  Stated  Principal  Balance of the Mortgage  Loans over (B) the then  aggregate  Certificate  Principal
Balance of the Class A Certificates  and Class M Certificates  then  outstanding,  which  represents the sum of (i) the Initial
Principal  Balance of the REMIC II Regular Interest SB-PO, as reduced by Realized Losses allocated  thereto and payments deemed made  thereon,  and (ii) accrued and unpaid  interest on the REMIC II Regular  Interest  SB-IO,  as reduced by Realized  Losses allocated thereto.

         Certificate  Register and  Certificate  Registrar:  The register  maintained and the registrar  appointed  pursuant to
Section 5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A Certificates:  Collectively, the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the Principal  Distribution  Amount for
that  Distribution  Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

                                                           6

         (i)  the Principal Distribution Amount for that Distribution Date; and

         (ii) the excess, if any, of (A) the aggregate  Certificate  Principal Balance of the Class A Certificates  immediately prior to that  Distribution  Date over (B) the  lesser of (x) the  product  of (1) the  applicable  Subordination
              Percentage  and (2) the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate Stated Principal
              Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  Any one of the  Class A-1  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the Class M  Certificates,  Class SB
Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in
Section 4.05,  and  evidencing  (i) an  interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class A-1  Margin:  Initially,  0.070% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.140% per annum.

         Class A-2  Certificate:  Any one of the  Class A-2  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the Class M  Certificates,  Class SB
Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in
Section 4.05,  and  evidencing  (i) an  interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class A-2  Margin:  Initially,  0.170% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.340% per annum.

         Class A-3  Certificate:  Any one of the  Class A-3  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M  Certificates,  Class  SB
Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in
Section 4.05,  and  evidencing  (i) an  interest  designated  as a "regular  interest"  in REMIC II  for  purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield Maintenance Agreement.

         Class A-3  Margin:  Initially,  0.270% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.540% per annum.

         Class M Certificates:  Collectively,  the Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
Class M-4  Certificates,  Class M-5  Certificates,  Class M-6  Certificates,  Class M-7  Certificates,  Class M-8 Certificates,
Class M-9 Certificates and Class M-10 Certificates.

         Class M-1  Certificate:  Any one of the  Class M-1  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the  right to receive  payments under the Yield
Maintenance Agreement.

         Class M-1  Margin:  Initially,  0.330% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.495% per annum.

                                                           7

         Class M-1  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that  Distribution  Date after  distribution  of the Class A  Principal  Distribution  Amount or (b) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A
                  Principal Distribution Amount; and

         (ii)     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance  of the  Class A
                  Certificates  (after taking into account the payment of the Class A  Principal  Distribution  Amount for that
                  Distribution Date) and (2) the Certificate Principal Balance of the Class M-1 Certificates  immediately prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination
                  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving  effect to distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate  Stated
                  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution
                  Date, over the Overcollateralization Floor.

         Class M-2  Certificate:  Any one of the  Class M-2  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

         Class M-2  Margin:  Initially,  0.340% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.510% per annum.

         Class M-2  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount and the Class M-1 Principal
Distribution  Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

         (i)  the  remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the  Class A
              Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

         (ii) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates  and  Class M-1  Certificates  (after  taking into  account  the  payment of the  Class A  Principal
              Distribution  Amount and the Class M-1  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
              Certificate Principal Balance of the Class M-2 Certificates  immediately prior to that Distribution Date over (B)
              the lesser of  (x) the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  Stated
              Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution
              Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the  Class M-3  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

                                                           8

         Class M-3  Margin:  Initially,  0.360% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.540% per annum.

         Class M-3  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount and the Class M-2  Principal  Distribution  Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the  remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the  Class A
              Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount  and  the  Class M-2  Principal
              Distribution Amount; and

         (ii) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates,  Class M-1  Certificates and Class M-2  Certificates  (after taking into account the payment of the
              Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount and the Class M-2 Principal
              Distribution  Amount for that  Distribution  Date) and (2) the  Certificate  Principal  Balance of the  Class M-3
              Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate
              Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be made on that
              Distribution Date, over the Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the  Class M-4  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

         Class M-4  Margin:  Initially,  0.440% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.660% per annum.

         Class M-4  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1  Principal
Distribution Amount, the Class M-2 Principal  Distribution Amount and the Class M-3 Principal  Distribution Amount or (b) on or
after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the  remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the  Class A
              Principal  Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution
              Amount and the Class M-3 Principal Distribution Amount; and

         (ii) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates,  Class M-1  Certificates,  Class M-2  Certificates  and Class M-3  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,

                                                           9

              the  Class M-2  Principal   Distribution  Amount  and  the  Class M-3  Principal  Distribution  Amount  for  that
              Distribution Date) and (2) the Certificate Principal Balance of the Class M-4  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and
              (2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage
              Loans after giving effect to distributions to be made on that Distribution  Date, over the  Overcollateralization
              Floor.

         Class M-5  Certificate:  Any one of the  Class M-5  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

         Class M-5  Margin:  Initially,  0.460% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.690% per annum.

         Class M-5  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount,  the Class M-2  Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount and the
Class M-4  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that
Distribution Date, the lesser of:

         (i)  the  remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the  Class A
              Principal  Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution
              Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and

         (ii) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates,  Class M-1 Certificates,  Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates
              (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
              Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount
              and the Class M-4  Principal  Distribution  Amount for that Distribution Date) and (2) the Certificate  Principal
              Balance of the Class M-5 Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the
              Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the  Class M-6  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

         Class M-6  Margin:  Initially,  0.550% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 0.825% per annum.

                                                           10

         Class M-6  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1  Principal
Distribution Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount, the Class M-4
Principal  Distribution  Amount and the  Class M-5  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (iii)the  remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the  Class A
              Principal  Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution
              Amount,  the Class M-3  Principal  Distribution  Amount,  the  Class M-4  Principal  Distribution  Amount and the
              Class M-5 Principal Distribution Amount; and

         (iv) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates,  Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and
              Class M-5  Certificates (after taking into account the payment of the Class A Principal  Distribution Amount, the
              Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal
              Distribution Amount, the Class M-4 Principal  Distribution Amount and the Class M-5 Principal Distribution Amount
              for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-6  Certificates  immediately prior to that  Distribution  Date over (B) the  lesser of (x) the  product  of (1) the  applicable  Subordination
              Percentage  and (2) the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate Stated Principal
              Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the  Class M-7  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

         Class M-7  Margin:  Initially,  1.100% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 1.650% per annum.

         Class M-7  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1  Principal
Distribution Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount, the Class M-4
Principal  Distribution Amount, the Class M-5 Principal  Distribution Amount and the Class M-6 Principal Distribution Amount or
(b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the
         Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the  Class M-2  Principal
         Distribution  Amount, the Class M-3 Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount, the
         Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount; and

                                                           11

         (ii) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates,  Class M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates,
              Class M-5  Certificates  and  Class M-6  Certificates  (after  taking  into  account  the  payment of the Class A
              Principal  Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution
              Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
              Principal  Distribution  Amount and the Class M-6  Principal  Distribution Amount for that Distribution Date) and
              (2) the Certificate Principal Balance of the Class M-7  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
              Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be made on that
              Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-8  Certificate:  Any one of the  Class M-8  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

         Class M-8  Margin:  Initially,  1.200% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 1.800% per annum.

         Class M-8  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1  Principal
Distribution Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount, the Class M-4
Principal  Distribution Amount, the Class M-5 Principal  Distribution  Amount, the Class M-6 Principal  Distribution Amount and
the Class M-7  Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that
Distribution Date, the lesser of:

         (i)  the  remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the  Class A
              Principal  Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution
              Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
              Principal  Distribution  Amount,  the  Class M-6  Principal  Distribution  Amount  and  the  Class M-7  Principal
              Distribution Amount; and

         (ii) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates,  Class M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates,
              Class M-5 Certificates,  Class M-6 Certificates and Class M-7 Certificates (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the Class M-2
              Principal  Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution
              Amount,  the Class M-5  Principal  Distribution  Amount,  the  Class M-6  Principal  Distribution  Amount and the
              Class M-7 Principal  Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of
              the Class M-8 Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of
              (1) the applicable  Subordination Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that
              Distribution Date, over the Overcollateralization Floor.

                                                           12

         Class M-9  Certificate:  Any one of the  Class M-9  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

         Class M-9  Margin:  Initially,  2.200% per annum,  and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 3.300% per annum.

         Class M-9  Principal  Distribution  Amount: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution
Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  the Class M-1  Principal
Distribution Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount, the Class M-4
Principal  Distribution Amount, the Class M-5 Principal  Distribution Amount, the Class M-6 Principal  Distribution Amount, the
Class M-7 Principal  Distribution  Amount and the Class M-8 Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the  remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the  Class A
              Principal  Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution
              Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
              Principal  Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution
              Amount and the Class M-8 Principal Distribution Amount; and

         (ii) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates,  Class M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates,
              Class M-5 Certificates,  Class M-6 Certificates,  Class M-7 Certificates and Class M-8 Certificates (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal  Distribution
              Amount, the Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4
              Principal  Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution
              Amount, the Class M-7  Principal  Distribution  Amount and the Class M-8  Principal  Distribution Amount for that
              Distribution Date) and (2) the Certificate Principal Balance of the Class M-9  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and
              (2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage
              Loans after giving effect to distributions to be made on that Distribution  Date, over the  Overcollateralization
              Floor.

         Class M-10  Certificate:  Any one of the  Class M-10  Certificates  executed by the Trustee and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  payments  under the Yield
Maintenance Agreement.

         Class M-10  Margin:  Initially,  2.350% per annum, and on any Distribution  Date on and after the second  Distribution
Date after the first possible Optional Termination Date, 3.525% per annum.

                                                           13

         Class M-10  Principal  Distribution  Amount:  With respect to any Distribution  Date (a) prior to the Stepdown Date or on or  after  the  Stepdown  Date if a  Trigger  Event is in  effect  for  that  Distribution  Date,  the  remaining  Principal
Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1
Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the
Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution  Amount, the Class M-6 Principal  Distribution
Amount, the Class M-7 Principal  Distribution  Amount, the Class M-8 Principal  Distribution Amount and the Class M-9 Principal
Distribution  Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

         (iii)the  remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the  Class A
              Principal  Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution
              Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
              Principal  Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution
              Amount, the Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount; and

         (iv) the  excess,  if  any,  of (A)  the  sum of (1)  the  aggregate  Certificate  Principal  Balance  of the  Class A
              Certificates,  Class M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates,
              Class M-5 Certificates, Class M-6 Certificates,  Class M-7 Certificates, Class M-8 Certificates and the Class M-9
              Certificates (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1
              Principal  Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution
              Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal  Distribution Amount, the Class M-6
              Principal   Distribution   Amount,  the  Class M-7  Principal   Distribution   Amount,  the  Class M-8  Principal
              Distribution  Amount and the Class M-9  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
              Certificate  Principal  Balance of the Class M-10  Certificates  immediately prior to that Distribution Date over
              (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage  and (2) the aggregate  Stated
              Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution
              Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class R Certificate:  Collectively, the Class R-I Certificates and Class R-II Certificates.

         Class R-I  Certificate:  Any one of the  Class R-I  Certificates  executed  by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit D  and  evidencing  an interest  designated  as a
"residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II  Certificate:  Any one of the  Class R-II  Certificates  executed by the Trustee and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit D  and  evidencing  an interest  designated  as a
"residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class SB  Certificate:  Any  one of the  Class SB  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed hereto as Exhibit C,  subordinate  to the Class A  Certificates  and
Class M Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section 4.05, and evidencing an interest  comprised of "regular  interests" in REMIC II  together with certain rights to payments under the Yield
Maintenance Agreement for purposes of the REMIC Provisions.

                                                           14

         Closing Date:  May 5, 2006.

         Code:  The Internal Revenue Code of 1986.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any  Distribution  Date, any amount paid by the Master Servicer in accordance with Section 3.16(f).

         Corporate  Trust  Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this  instrument is located at JPMorgan Chase Bank, N.A., 600 Travis Street, 9th Floor, Houston,  Texas 77002,  Attention:  Worldwide Securities
Services/Structured Finance Services, RAMP Series 2006-RZ2.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian for the holders of the  Certificates,  for the holders of certain  other  interests in mortgage  loans  serviced  or sold by the Master  Servicer  and for the Master  Servicer,  into which the  amounts set forth in
Section 3.07 shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement that may be entered into among the  Depositor,  the Master  Servicer,  the Trustee and a Custodian in substantially the form of Exhibit E hereto.

         Custodian:  Wells Fargo Bank, N.A., or any successor custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date:  April 1, 2006.

         Cut-off Date Balance:  $375,000,176.24.

         Cut-off Date  Principal  Balance:  With respect to any Mortgage  Loan,  the unpaid  principal  balance  thereof at the
Cut-off  Date  after  giving  effect to all  installments  of  principal  due on or prior  thereto  (or due in the month of the
Cut-off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage  Loan, a reduction in the  scheduled  Monthly  Payment for such
Mortgage  Loan by a court of  competent  jurisdiction  in a  proceeding  under the  Bankruptcy  Code,  except  such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficient  Valuation:  With respect to any Mortgage  Loan,  a valuation  by a court of competent  jurisdiction  of the
Mortgaged  Property in an amount less than the then outstanding  indebtedness  under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection  with any scheduled  Monthly Payment that  constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

                                                           15

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"  delinquent when a payment  due on any  scheduled  due date  remains  unpaid  as of the close of  business  on the next  following  monthly scheduled  due date;  "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any  scheduled  due date  remains unpaid as of the close of business on the second  following  monthly  scheduled due date;  and so on. The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of  business  on the last  business  day of each month.  For example,  a Mortgage Loan with a payment due on July 1 that  remained  unpaid as of the close of business on August
31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial
Depository  for  purposes  of  registering  those  Certificates  that  are to be  Book-Entry  Certificates  is  Cede & Co.  The
Depository shall at all times be a "clearing  corporation" as defined in  Section 8-102(a)(5) of the Uniform Commercial Code of
the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Derivative  Contract:  Any ISDA Master Agreement,  together with the related Schedule and  Confirmation,  entered into by the Trustee and a Derivative Counterparty in accordance with Section 4.09.

         Derivative Counterparty:  Any counterparty to a Derivative Contract as provided in Section 4.09

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed and has not been replaced.

         Determination  Date: With respect to any  Distribution  Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified  Organization:  Any organization  defined as a "disqualified  organization" under  Section 860E(e)(5)  of the Code,  including,  if not  otherwise  included,  any of the  following:  (i) the  United  States,  any  State or  political subdivision  thereof,  any possession of the United States,  or any agency or  instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its  activities  are subject to tax and,  except for Freddie Mac, a majority of its board of directors is not selected by such  governmental  unit), (ii) a foreign  government,  any international organization,  or any agency or  instrumentality of any of the foregoing,  (iii) any organization  (other than certain farmers'
cooperatives  described in  Section 521  of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including

                                                           16

the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and  (iv) rural  electric  and  telephone cooperatives  described in  Section 1381(a)(2)(C)  of the Code. A Disqualified  Organization  also includes any "electing large partnership,"  as defined  in  Section 775(a)  of the Code and any other  Person so  designated  by the  Trustee  based upon an
Opinion of Counsel that the holding of an  Ownership  Interest in a Class R  Certificate  by such Person may cause any REMIC or any Person  having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership  Interest in a
Class R  Certificate  to such Person.  The terms  "United  States,"  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date:  The 25th day of any month  beginning in May 2006 or, if such 25th day is not a Business  Day, the
Business Day immediately following such 25th day.

         DTC  Letter:  The Letter of  Representations,  dated May 4, 2006,  between the Trustee on behalf of the Trust Fund and the Depository.

         Due Date:  With  respect to any  Distribution  Date and any  Mortgage  Loan,  the day during the related Due Period on which the Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Eligible  Account:  An account that is any of the following:  (i) maintained  with a depository  institution  the debt obligations of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a depository  institution  in which such accounts are fully insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained  such that (as  evidenced  by an Opinion of Counsel  delivered  to the  Trustee and each Rating  Agency)  the  registered  Holders of
Certificates  have a claim with  respect to the funds in such  account or a  perfected  first  security  interest  against  any collateral  (which  shall be limited to  Permitted  Investments)  securing  such funds that is  superior to claims of any other depositors  or creditors of the  depository  institution  with which such  account is  maintained,  or (iii) in the case of the
Custodial  Account,  a trust account or accounts  maintained in the corporate trust department of JPMorgan Chase Bank, N.A., or
(iv) in the case of the  Certificate  Account,  a trust  account or accounts  maintained  in the  corporate  trust  division of
JPMorgan  Chase Bank,  N.A.,  or (v) an account or accounts of a depository  institution  acceptable  to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the  Custodial  Account or the  Certificate  Account
will not reduce the rating assigned to any Class of  Certificates by such Rating Agency below the then-current  rating assigned to such Certificates by such Rating Agency).

         Eligible Master  Servicing  Compensation:  With respect to any  Distribution  Date, the lesser of  (a) one-twelfth  of
0.125% of the Stated Principal Balance of the related Mortgage Loans  immediately  preceding such Distribution Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts held in the  Custodial  Account and the  Certificate  Account and
payable to the  Certificateholders  with respect to such Distribution  Date;  provided that for purposes of this definition the amount of the  Servicing Fee will not be reduced  pursuant to  Section 7.02(a)  except as may be required  pursuant to the last sentence of such Section.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  As defined in Section 7.01.

                                                           17

         Excess Cash Flow:  With  respect to any  Distribution  Date,  an amount  equal to the sum of (A) the excess of (i) the
Available  Distribution  Amount for that Distribution Date over (ii) the sum of (a) the Interest  Distribution  Amount for that
Distribution Date and (b) the lesser of (1) the  aggregate  Certificate  Principal Balance of Class A  Certificates and Class M
Certificates  immediately prior to such  Distribution  Date and (2) the Principal  Remittance Amount for that Distribution Date to the extent not applied to pay interest on the Class A  Certificates and Class M  Certificates on such Distribution Date, (B)
the  Overcollateralization  Reduction  Amount,  if any,  for that  Distribution  Date and (C) any Yield  Maintenance  Agreement
Payment received by the Trustee for that Distribution Date.

         Excess  Overcollateralization  Amount:  With  respect  to any  Distribution  Date,  the  excess,  if  any,  of (a) the
Overcollateralization  Amount  on  such  Distribution  Date  over  (b)  the  Required  Overcollateralization  Amount  for  such
Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Expense  Fee Rate:  With  respect to any  Mortgage  Loan as of any date of  determination,  the sum of the  applicable
Servicing Fee Rate and the per annum rate at which the applicable Subservicing Fee accrues.

         Fannie Mae:  Fannie Mae, a federally  chartered  and privately  owned  corporation  organized  and existing  under the
Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date: The Distribution  Date on which the final  distribution in respect of the Certificates will be made  pursuant  to  Section 9.01,  which  Final  Distribution  Date  shall in no event be later  than the end of the  90-day liquidation period described in Section 9.02.

         Final Scheduled  Distribution  Date:  Solely for purposes of the face of the  Certificates,  as follows:  with respect to the Class A-1 Certificates,  the Distribution Date occurring in March 2029; with respect to the Class A-2 Certificates,  the
Distribution  Date  occurring  in December  2034;  and with  respect to the  Class A-3  Certificates  and each Class of Class M
Certificates,  the  Distribution  Date  occurring in May 2036.  No event of default under this  Agreement  will arise or become applicable  solely by reason of the  failure  to retire the  entire  Certificate  Principal  Balance  of any  Class of  Class A
Certificates or Class M Certificates on or before its Final Scheduled Distribution Date.

         Fitch:  Fitch Ratings, or its successors in interest.

         Foreclosure  Profits:  With respect to any Distribution Date or related  Determination Date and any Mortgage Loan, the excess,  if any, of  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds  (net of all amounts  reimbursable  therefrom pursuant  to  Section 3.10(a)(ii))  in  respect of each  Mortgage  Loan or REO  Property  for which a Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal  balance of such Mortgage Loan or
REO  Property  (determined,  in the case of an REO  Disposition,  in  accordance  with  Section 3.14)  plus  accrued and unpaid interest at the  Mortgage  Rate on such  unpaid  principal  balance  from the Due Date to which  interest  was last paid by the
Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

                                                           18

         Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Gross Margin:  With respect to each  adjustable-rate  Mortgage  Loan,  the fixed  percentage  set forth in the related
Mortgage  Note and  indicated on the Mortgage  Loan  Schedule as the "NOTE  MARGIN,"  which  percentage is added to the related
Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage Note, the Periodic
Cap, the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         HUD:  The United States Department of Housing and Urban Development.

         Independent:  When used with respect to any specified  Person,  means such a Person who (i) is in fact  independent of the  Depositor,  the Master  Servicer  and the  Trustee,  or any  Affiliate  thereof,  (ii) does not have any direct  financial interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate
thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer,  employee,  promoter, underwriter, trustee, partner, director or person performing similar functions.

         Index:  With respect to any  adjustable-rate  Mortgage Loan and as to any Adjustment Date therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal  Balance:  With  respect  to  each  Class of  Certificates  (other  than  the  Class R
Certificates),  the  Certificate  Principal  Balance of such Class of  Certificates  as of the Closing Date as set forth in the
Preliminary Statement hereto.

         Insurance  Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary  Insurance  Policy or any other related  insurance  policy  covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the
Mortgage,  any Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged
Property or released to the Mortgagor in accordance  with the  procedures  that the Master  Servicer  would follow in servicing mortgage loans held for its own account.

         Interest  Accrual Period:  With respect to the Distribution  Date in May 2006, the period  commencing the Closing Date and  ending on the day  preceding  the  Distribution  Date in May 2006,  and with  respect to any  Distribution  Date after the
Distribution Date in May 2006, the period  commencing on the Distribution Date in the month immediately  preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.

         Interest  Distribution  Amount:  For any  Distribution  Date, the amounts payable pursuant to  Section 4.02(c)(i)  and
(ii).

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With respect to any Mortgage Loan,  all amounts  received  during any Due Period,  whether as late payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                                                           19

         LIBOR:  With respect to any  Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR  Business  Day:  Any day other  than (i) a Saturday  or Sunday or (ii) a day on which  banking  institutions  in
London, England are required or authorized by law to be closed.

         LIBOR Certificates:  Collectively, the Class A Certificates and Class M Certificates.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second LIBOR  Business Day  immediately preceding the commencement of the related Interest Accrual Period.

         Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc., or its successor.

         Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds)  received by the Master  Servicer in connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted  Mortgage Loan through  trustee's sale,  foreclosure sale or otherwise,  other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current principal  balance of the related  Mortgage Loan at the date of  determination  and the  denominator  of which is the Appraised
Value of the related Mortgaged Property.

         Margin:  The Class A-1 Margin,  Class A-2  Margin,  Class A-3 Margin,  Class M-1 Margin,  Class M-2 Margin,  Class M-3
Margin,  Class M-4 Margin,  Class M-5 Margin,  Class M-6 Margin,  Class M-7 Margin, Class M-8 Margin, Class M-9 Margin or Class
M-10 Margin as applicable.

         Marker Rate: With respect to the Class SB  Certificates or the REMIC II  Regular  Interest SB-IO and any  Distribution
Date,  a per annum rate  equal to two (2) times the  weighted  average of the  Uncertificated  REMIC I  Pass-Through  Rates for
REMIC I Regular Interest LT2 and REMIC I Regular Interest LT3.

         Master Servicer:  As defined in the preamble hereto.

         Maturity Date: With respect to each Class of  Certificates  representing  ownership of REMIC II  Regular  Interests or
REMIC I Regular  Interests  issued by each of REMIC I and REMIC II the latest  possible  maturity date,  solely for purposes of
Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  by which the  Certificate  Principal  Balance of each such Class of
Certificates  representing  a regular  interest  in the Trust Fund would be  reduced to zero,  which is, for each such  regular interest,  May 27, 2036, which is the Distribution  Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

         Maximum  Mortgage  Rate:  With  respect to any  adjustable-rate  Mortgage  Loan,  the per annum rate  indicated on the
Mortgage Loan Schedule as the "NOTE CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage
Loan at any time during the life of such Mortgage Loan.

         Maximum Net Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage  Loan and any date of  determination,  the
Maximum  Mortgage  Rate  minus  the  Expense  Fee  Rate.  With  respect  to any  fixed-rate  Mortgage  Loan  and  any  date  of determination, the Net Mortgage Rate.

                                                           20

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the
State of Delaware, or any successor thereto.

         MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

         Minimum  Mortgage Rate:  With respect to any  adjustable-rate  Mortgage Loan, a per annum rate equal to the greater of
(i) the  Note  Margin  and (ii) the rate  indicated  on the  Mortgage  Loan  Schedule  as the "NOTE  FLOOR,"  which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified Net Mortgage  Rate:  With respect to any Mortgage Loan that is the subject of a Servicing  Modification,  the
Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any Due Period,
the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable  thereto
(after  adjustment,  if any, for  Curtailments  and for Deficient  Valuations  occurring  prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy,  other than a Deficient Valuation,  or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing  Modification  that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successors in interest.

         Mortgage:  With respect to each Mortgage Note, the mortgage,  deed of trust or other comparable  instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage  File:  The mortgage  documents  listed in  Section 2.01  pertaining  to a particular  Mortgage  Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to Section 2.01 as from time to time  are  held or  deemed  to be held as a part of the  Trust  Fund,  the  Mortgage  Loans  originally  so held  being identified in the initial Mortgage Loan Schedule,  and Qualified  Substitute  Mortgage Loans held or deemed held as part of the
Trust Fund including,  without  limitation,  each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

                                                           21

         Mortgage Loan Schedule:  The lists of the Mortgage  Loans  attached  hereto as Exhibit F (as amended from time to time to reflect  the  addition of  Qualified  Substitute  Mortgage  Loans),  which lists shall set forth at a minimum the  following information as to each Mortgage Loan:

         (i)   the Mortgage Loan identifying number ("RFC LOAN #");

         (ii)  [reserved];

         (iii) the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

         (iv)  for the adjustable-rate Mortgage Loans, the Mortgage Rate as of origination ("ORIG RATE");

         (v)   the Mortgage Rate as of the Cut-off Date ("CURR RATE");

         (vi)  the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vii) the scheduled  monthly  payment of principal,  if any, and interest as of the Cut-off Date  ("ORIGINAL P & I" or
               "CURRENT P & I");

         (viii)the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (ix)  the Loan-to-Value Ratio at origination ("LTV");

         (x)   a code "T," "BT" or "CT"  under the column  "LN  FEATURE,"  indicating  that the  Mortgage  Loan is secured by a second or  vacation  residence  (the  absence of any such code means the  Mortgage  Loan is secured by a primary residence);

         (xi)  a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage Loan is secured by a non-owner  occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

         (xii) for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

         (xiii)for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate ("NET CEILING");

         (xiv) for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

         (xv)  for the adjustable-rate Mortgage Loans, the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT");

         (xvi) for the adjustable-rate Mortgage Loans, the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

         (xvii)[reserved]; and

         (xviii)  for the  adjustable-rate  Mortgage  Loans,  the  rounding  of the  semi-annual  or annual  adjustment  to the
               Mortgage Rate ("NOTE METHOD").

         Such schedule may consist of multiple reports that collectively set forth all of the information required.

                                                           22

         Mortgage Note:  The  originally  executed note or other evidence of  indebtedness  evidencing  the  indebtedness  of a
Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage  Rate:  With respect to any Mortgage  Loan,  the interest  rate borne by the related  Mortgage  Note,  or any modification  thereto  other than a Servicing  Modification.  The  Mortgage  Rate on the  adjustable-rate  Mortgage  Loans will adjust on each  Adjustment Date to equal the sum (rounded to the nearest  multiple of one-eighth of one percent  (0.125%) or up to the nearest  one-eighth of one percent,  which are indicated by a "U" on the Mortgage Loan  Schedule,  except in the case of the adjustable-rate  Mortgage Loans indicated by an "X" on the Mortgage Loan Schedule under the heading "NOTE METHOD"),  of the related Index plus the Note Margin,  in each case subject to the  applicable  Periodic Cap,  Maximum  Mortgage Rate and Minimum
Mortgage Rate.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Mortgage Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the
Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net WAC Cap Rate: With respect to any  Distribution  Date and each Class of LIBOR  Certificates,  the product of (i) a per annum rate equal to the weighted  average of the Net Mortgage  Rates (or, if applicable,  the Modified Net Mortgage  Rates)
using the Net  Mortgage  Rates in effect for the Monthly  Payments  due on such  Mortgage  Loans during the related Due Period, weighted on the basis of the  respective  Stated  Principal  Balances  thereof for such  Distribution  Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage  Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith  judgment of the Master  Servicer, will not, or, in the case of a proposed  Advance,  would not, be  ultimately  recoverable  by the Master  Servicer from related
Late  Collections,  Insurance  Proceeds,  Liquidation  Proceeds  or REO  Proceeds.  To the  extent  that any  Mortgagor  is not obligated under the related Mortgage  documents to pay or reimburse any portion of any Servicing  Advances that are outstanding with respect to the related  Mortgage Loan as a result of a modification  of such Mortgage Loan by the Master  Servicer,  which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master Servicer determines that no other source of payment or  reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be
Nonrecoverable  Advances.  The  determination  by the  Master  Servicer  that it has  made a  Nonrecoverable  Advance  shall be evidenced by a certificate of a Servicing  Officer,  Responsible  Officer or Vice President or its equivalent or senior officer of the Master Servicer,  delivered to the Depositor,  the Trustee,  and the Master Servicer  setting forth such  determination, which shall include any other  information or reports  obtained by the Master Servicer such as property  operating  statements, rent rolls,  property inspection reports and engineering reports,  which may support such  determinations.  Notwithstanding the above,  the Trustee shall be entitled to rely upon any  determination  by the Master Servicer that any Advance  previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

         Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference  thereto,  is not  subject to a
Subservicing Agreement.

                                                           23

         Note  Margin:  With respect to each  adjustable-rate  Mortgage  Loan,  the fixed  percentage  set forth in the related
Mortgage  Note and  indicated on the Mortgage Loan  Schedule as the "NOTE  MARGIN,"  which  percentage is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage Note, the Periodic Cap, the
Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the  interest  rate to be borne by such  Mortgage  Loan until the next
Adjustment Date.

         Notional  Amount:  With respect to the Class SB  Certificates  or the REMIC II  Regular  Interest  SB-IO,  immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC I Regular Interests.

         Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the  President,  a Vice  President,
Assistant Vice President,  Director,  Managing Director, the Treasurer,  the Secretary,  an Assistant Treasurer or an Assistant
Secretary  of the  Depositor or the Master  Servicer,  as the case may be, and  delivered  to the Trustee,  as required by this
Agreement.

         Opinion  of  Counsel:  A written  opinion of counsel  acceptable  to the  Trustee  and the Master  Servicer  and which counsel may be counsel for the  Depositor or the Master  Servicer,  provided that any Opinion of Counsel (i) referred to in the definition  of  "Disqualified  Organization"  or (ii)  relating  to the  qualification  of any  REMIC  hereunder  as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Optional  Termination  Date:  Any  Distribution  Date on or after which the Stated  Principal  Balance  (after  giving effect to  distributions  to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date
Balance.

         Outstanding  Mortgage  Loan:  With  respect to the Due Date in any Due  Period,  a  Mortgage  Loan  (including  an REO
Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO  Disposition  and that was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any,  of (a) the  aggregate
Stated  Principal  Balance of the  Mortgage  Loans  before  giving  effect to  distributions  of  principal  to be made on such
Distribution Date over (b) the aggregate  Certificate  Principal Balance of the Class A  Certificates and Class M  Certificates
immediately prior to such date.

         Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date,  the lesser of (a) Excess Cash Flow for that  Distribution  Date (to the  extent  not used to  cover  the  amounts  described  in  clauses  (b)(iv)  and (v) of the definition  of Principal  Distribution  Amount as of such  Distribution  Date) and (b) the excess,  if any, of (1) the Required
Overcollateralization Amount for such Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization   Reduction   Amount:   With   respect   to  any   Distribution   Date  on  which   the   Excess
Overcollateralization  Amount is, after  taking into  account all other  distributions  to be made on such  Distribution  Date,
greater  than  zero,  the   Overcollateralization   Reduction   Amount  shall  be  equal  to  the  lesser  of  (i)  the  Excess
Overcollateralization Amount for that Distribution Date and (ii) the Principal Remittance Amount on such Distribution Date.

                                                           24

         Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or security  interest  in such  Certificate, including any interest in such  Certificate as the Holder thereof and any other interest  therein,  whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate: With respect to each Class of Class A  Certificates and Class M  Certificates and any Distribution
Date, the least of (i) a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date,  (ii) 14.000% per annum and (iii) the Net WAC Cap Rate for such Distribution Date.

         With respect to the Class SB  Certificates  and any  Distribution  Date or the REMIC II  Regular Interest SB-IO, a per
annum rate equal to the  percentage  equivalent  of a fraction,  the  numerator  of which is the sum of the amounts  calculated pursuant to clauses (i) through (iii) below,  and the  denominator of which is the aggregate  principal  balance of the REMIC I
Regular  Interests.  For purposes of calculating the  Pass-Through  Rate for the Class SB  Certificates or the REMIC II Regular
Interest SB-IO, the numerator is equal to the sum of the following components:

                  (i)      the  Uncertificated  Pass-Through  Rate for REMIC I  Regular  Interest LT1 minus the related  Marker
         Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

                  (ii)     the  Uncertificated  Pass-Through  Rate for REMIC I  Regular  Interest LT2 minus the related  Marker
         Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

                  (iii)    the  Uncertificated  Pass-Through  Rate for  REMIC I  Regular  Interest  LT4 minus twice the related
         Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC I Regular Interest
         LT4.

         Paying Agent:  JPMorgan Chase Bank, N.A. or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With  respect to any Class A  Certificate  or Class M  Certificate,  the  undivided  percentage ownership interest in the related  Class evidenced by such Certificate,  which percentage  ownership interest shall be equal to the Initial  Certificate  Principal  Balance thereof divided by the aggregate Initial  Certificate  Principal Balance of all of the  Certificates  of the same Class.  The Percentage  Interest with respect to a Class SB  Certificate or Class R  Certificate shall be stated on the face thereof.

         Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed  as to  principal  and  interest  by  the  United  States  or  any  agency  or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii)     repurchase  agreements on obligations  specified in clause (i) maturing not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations  of the party agreeing to repurchase  such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                                                           25

         (iii)    federal funds,  certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original  maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event  have an  original  maturity  of more than 365 days or a  remaining  maturity  of more than 30 days)
                  denominated in United States dollars of any U.S. depository  institution or trust company  incorporated under the laws of the  United  States or any  state  thereof  or of any  domestic  branch  of a foreign  depository institution or trust company;  provided that the debt  obligations  of such  depository  institution or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term rating available;  and,  provided further that, if the original maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution  or trust company shall exceed 30 days, the short-term rating of such  institution  shall be A-1+ in the case of  Standard & Poor's if Standard & Poor's is a Rating
                  Agency;

         (iv)     commercial paper and demand notes (having  original  maturities of not more than 365 days) of any corporation incorporated  under the laws of the United States or any state thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest short term rating  available;  provided that such  commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

         (v)      a money  market fund or a qualified  investment  fund rated by each  Rating  Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

         (vi)     other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a  Permitted  Investment hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency below the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument  or (2) the right to receive both  principal and interest payments  derived from  obligations  underlying  such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to  maturity  greater  than 120% of the yield to maturity  at par of such  underlying  obligations.
References  herein to the highest rating available on unsecured  long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating available on unsecured  commercial paper and short-term debt obligations shall mean the following:  A-1 in the case of Standard & Poor's and
P-1 in the case of Moody's;  provided,  however,  that any Permitted  Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following  additional  conditions:  (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest  payments  (assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal Balance of the
Certificates  and each investment must not mature beyond 30 days;  (iii) the terms of the debt must have a predetermined  fixed dollar amount of principal  due at maturity  that cannot vary;  and (iv) if the  investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest must be tied to a single  interest rate index plus a single fixed spread (if any) and must move  proportionately  with that index. Any Permitted  Investment may be purchased by or through the Trustee or its Affiliates.

         Permitted Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United
States Person.

                                                           26

         Person:  Any  individual,   corporation,   limited  liability  company,   partnership,   joint  venture,  association,
joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Prepayment  Assumption:  With respect to the Class A Certificates and Class M Certificates,  the prepayment assumption to be used for  determining  the accrual of original issue discount and premium and market  discount on such  Certificates  for federal income tax purposes,  which (a) with respect to the fixed rate Mortgage  Loans,  assumes a constant  prepayment rate of
4% per annum of the then outstanding  principal  balance of the Mortgage Loans in the first month of the life of the fixed-rate
Mortgage Loans,  and an additional  approximate  1.9091% per annum in each month  thereafter  until the twelfth month, and then beginning in the twelfth  month and in each month  thereafter  during the life of the  fixed-rate  Mortgage  Loans,  a constant prepayment rate of 25.0% per annum each month and (b) with respect to the  adjustable-rate  Mortgage Loans,  assumes a constant prepayment rate of 4% per annum of the then outstanding  principal balance of the  adjustable-rate  Mortgage Loans in the first month of the life of the  adjustable-rate  Mortgage  Loans,  and an  additional  approximate  2.36364%  per annum in each month thereafter  until the twelfth month,  and then beginning in the twelfth month and in each month  thereafter  during the life of the adjustable-rate Mortgage Loans, a constant prepayment rate of 30.0% per annum each month.

         Prepayment  Interest  Shortfall:  With respect to any  Distribution  Date and any Mortgage Loan (other than a Mortgage
Loan relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment  in Full during the related  Prepayment
Period,  an amount equal to the excess of one month's  interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of such  Mortgage Loan over the amount of interest
(adjusted to the related Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor  for such  Prepayment  Period to the date of such  Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar month,  an amount equal to one month's  interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

         Prepayment Period:  With respect to any Distribution Date, the calendar month preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage  guaranty  insurance as indicated by a numeric code on the
Mortgage Loan Schedule with the exception of code "A23," "A34" or "A96" under the column "MI CO CODE."

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of (x) the sum of (A) the  Available  Distribution  Amount and (B) with  respect  to clauses  (b)(v)  and (vi)  below,  the Yield  Maintenance
Agreement Payment for that Distribution Date, over (y) the Interest Distribution Amount, and (b) the sum of:

         (i)  the  principal  portion of each Monthly  Payment  received or Advanced  with respect to the related Due Period on each Outstanding Mortgage Loan;

         (ii) the Stated Principal Balance of any Mortgage Loan repurchased  during the related Prepayment Period (or deemed to have been so repurchased in accordance with  Section 3.07(b))  pursuant to  Section 2.02,  2.03, 2.04 or 4.07 and the amount of any shortfall  deposited in the Custodial  Account in connection with the substitution of a Deleted
              Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

                                                           27

         (iii)the principal portion of all other unscheduled  collections,  other than Subsequent  Recoveries,  on the Mortgage
              Loans  (including,  without  limitation,  Principal  Prepayments  in  Full,  Curtailments,   Insurance  Proceeds,
              Liquidation  Proceeds and REO Proceeds)  received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master  Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

         (iv) the lesser of (1) Subsequent  Recoveries for such Distribution Date and (2) the principal portion of any Realized
              Losses allocated to any Class of Certificates on a prior Distribution Date and remaining unpaid;

         (v)  the lesser of (1) the  Excess  Cash Flow for such  Distribution  Date (to the extent not used  pursuant to clause
              (iv) of this definition on such Distribution  Date) and (2) the principal portion of any Realized Losses incurred
              (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such  Distribution  Date;
              and

         (vi)     the lesser of (1) the  Excess  Cash Flow for that  Distribution  Date (to the  extent  not used  pursuant  to clauses (iv) and (v) of this definition on such  Distribution  Date) and (2) the  Overcollateralization  Increase
              Amount for such Distribution Date;

minus

         (vii)(A) the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date and (B) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal  Prepayment:  Any payment of  principal  or other  recovery on a Mortgage  Loan,  including a recovery  that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not  accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire  principal  balance of a
Mortgage Loan.

         Principal  Remittance  Amount:  With respect to any Distribution Date, all amounts described in clauses (b)(i) through
(iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Program Guide: The Residential  Funding Seller Guide for mortgage  collateral  sellers that participate in Residential
Funding's standard mortgage programs,  and Residential Funding's Servicing Guide and any other subservicing  arrangements which
Residential  Funding has arranged to  accommodate  the  servicing of the Mortgage  Loans and in each case all  supplements  and amendments thereto published by Residential Funding.

         Purchase  Price:  With respect to any Mortgage  Loan (or REO  Property)  required to be or otherwise  purchased on any date  pursuant to  Section 2.02,  2.03,  2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated  Principal  Balance
thereof plus the principal  portion of any related  unreimbursed  Advances and (ii) unpaid  accrued  interest at either (a) the
Adjusted  Mortgage  Rate (or  Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) plus the rate per annum at which the Servicing Fee is calculated,  or (b) in the case of a purchase made by the Master Servicer,  at the Net Mortgage Rate
(or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan), in each case on the Stated Principal  Balance thereof to the  first  day of the  month  following  the month of  purchase  from the Due Date to which  interest  was last paid by the

                                                           28

Mortgagor.  With respect to any Mortgage Loan (or REO Property)  required to be or otherwise  purchased on any date pursuant to
Section 4.08,  an amount  equal to the  greater of (i) the sum of (a) 100% of the Stated  Principal  Balance  thereof  plus the principal  portion of any  related  unreimbursed  Advances  of such  Mortgage  Loan (or REO  Property)  and (b) unpaid  accrued interest at either (1) the Adjusted  Mortgage  Rate (or Modified Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan)
plus the rate per  annum  at which  the  Servicing  Fee is  calculated,  or (2) in the case of a  purchase  made by the  Master
Servicer,  at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  in each case on the Stated  Principal  Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor, and (ii) the fair market value of such Mortgage Loan (or REO Property).

         Qualified  Substitute  Mortgage  Loan: A Mortgage  Loan  substituted  by  Residential  Funding or the  Depositor for a
Deleted Mortgage Loan which must, on the date of such substitution,  as confirmed in an Officers'  Certificate delivered to the
Trustee,  (i) have an outstanding  principal  balance,  after deduction of the principal  portion of the monthly payment due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding principal balance,  after such deduction),  not in excess of the Stated Principal Balance of the Deleted
Mortgage Loan (the amount of any shortfall to be deposited by  Residential  Funding,  in the Custodial  Account in the month of substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the
Mortgage Rate and Net Mortgage Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;  (iii) have a
Loan-to-Value  Ratio at the time of substitution no higher than that of the Deleted  Mortgage Loan at the time of substitution;
(iv) have a  remaining  term to stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted
Mortgage  Loan;  (v) comply with each  representation  and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the  Assignment  Agreement,  (other than the  representations  and  warranties  set forth therein with respect to the number of loans  (including  the related  percentage) in excess of zero which meet or do not meet a specified  criteria);  (vi) not be 30 days or more  Delinquent;  (vii) not be subject to the requirements of HOEPA (as defined in the Assignment  Agreement);  (viii)
have a policy of title  insurance,  in the form and amount that is in material  compliance  with the  Program  Guide,  that was effective  as of the closing of such  Mortgage  Loan,  is valid and binding,  and remains in full force and effect,  unless the
Mortgage  Property  is located in the State of Iowa where an  attorney's  certificate  has been  provided as  described  in the
Program  Guide;  (ix) if the Deleted Loan is not a Balloon  Loan,  not be a Balloon Loan;  (x) with respect to adjustable  rate
Mortgage  Loans,  have a  Mortgage  Rate that  adjusts  with the same  frequency  and based  upon the same Index as that of the
Deleted  Mortgage  Loan;  (xi) with respect to  adjustable  rate Mortgage  Loans,  have a Note Margin not less than that of the
Deleted  Mortgage Loan;  (xii) with respect to adjustable rate Mortgage  Loans,  have a Periodic Rate Cap that is equal to that of the Deleted  Mortgage Loan;  (xiii) with respect to adjustable  rate Mortgage  Loans,  have a next  Adjustment Date no later than that of the Deleted Mortgage Loan, and (xiv) be secured by a lien with the same lien priority as the Deleted Loan.

         Rating  Agency:  Each of  Standard  & Poor's and  Moody's.  If any agency or a  successor  is no longer in  existence,
"Rating  Agency" shall be such  statistical  credit rating agency,  or other  comparable  Person,  designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With  respect  to each  Mortgage  Loan  (or REO  Property)  as to  which  a Cash  Liquidation  or REO
Disposition  has occurred,  an amount (not less than zero) equal to (i) the Stated  Principal  Balance of the Mortgage Loan (or
REO Property) as of the date of Cash Liquidation or REO Disposition,  plus (ii) interest (and REO Imputed Interest,  if any) at the Net Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash Liquidation (or REO Disposition)  occurred on the Stated Principal  Balance of such Mortgage

                                                           29

Loan (or REO  Property)  outstanding  during  each Due Period  that such  interest  was not paid or  advanced,  minus (iii) the proceeds,  if any,  received  during the month in which such Cash  Liquidation  (or REO  Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage  Loan,  net of the portion  thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances,  Servicing  Advances or other expenses as to which the Master  Servicer or Subservicer  is entitled to  reimbursement  thereunder  but which have not been  previously reimbursed.  With respect to each Mortgage Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such  Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that  constitute  Servicing  Advances that are  reimbursable to the Master  Servicer or a  Subservicer,  and (b) any such amount with  respect to a Monthly  Payment  that was or would have been due in the month  immediately  following the month in which a Principal  Prepayment or the Purchase Price of such Mortgage
Loan is received  or is deemed to have been  received.  With  respect to each  Mortgage  Loan which has become the subject of a
Deficient  Valuation,  the difference between the principal balance of the Mortgage Loan outstanding  immediately prior to such
Deficient  Valuation and the principal  balance of the Mortgage  Loan as reduced by the  Deficient  Valuation.  With respect to each  Mortgage  Loan which has  become  the object of a Debt  Service  Reduction,  the amount of such Debt  Service  Reduction.
Notwithstanding  the above,  neither a  Deficient  Valuation  nor a Debt  Service  Reduction  shall be deemed a  Realized  Loss hereunder so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is diligently  pursuing any remedies that may exist in connection  with the  representations  and warranties  made regarding the related  Mortgage Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due thereunder or (B)  delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow  payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         Realized  Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC II  Regular  Interest
SB-IO in reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid  interest shall have been reduced to zero and then to the REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

         To the extent the Master  Servicer  receives  Subsequent  Recoveries  with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the
Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record  Date:  With  respect to each  Distribution  Date and the LIBOR  Certificates,  the  Business  Day  immediately preceding  such  Distribution  Date.  With  respect  to each  Distribution  Date and the  Certificates  (other  than the  LIBOR
Certificates),  the close of  business  on the last  Business  Day of the month next  preceding  the month in which the related
Distribution Date occurs, except in the case of the first Record Date which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Certificates:  The Class A Certificates, Class M Certificates and Class SB Certificates.

         Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.  §§229.1100-229.1123,  as such may be  amended  from  time to time,  and  subject  to such  clarification  and  interpretation  as have been  provided  by the
Commission in the adopting release  (Asset-Backed  Securities,  Securities Act Release No. 33-8518,  70 Fed. Reg. 1,506,  1,531
(January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                           30

         Relief Act: The  Servicemembers  Civil Relief Act,  formerly  known as the Soldiers' and Sailors'  Civil Relief Act of
1940.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from  the  Relief  Act or  similar legislation or regulations.

         REMIC: A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the Code. As used herein, the term "REMIC" shall mean REMIC I or REMIC II.

         REMIC  Administrator:  Residential  Funding  Corporation.  If Residential  Funding  Corporation is found by a court of competent  jurisdiction to no longer be able to fulfill its obligations as REMIC  Administrator under this Agreement the Master
Servicer or Trustee acting as successor  Master Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC I:  The  segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  exclusive of the Yield  Maintenance  Agreement,  which is not an asset of any REMIC,  with respect to which a separate REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files;

                  (ii)     all payments on and  collections  in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial  Account or in the Certificate Account and identified as belonging to the Trust Fund;

                  (iii)    property  which  secured  a  Mortgage  Loan and  which  has been  acquired  for the  benefit  of the
         Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the hazard insurance  policies and Primary Insurance  Policies  pertaining to the Mortgage Loans, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC  I Distribution  Amount:  For any Distribution Date, the Available  Distribution  Amount shall be distributed to the REMIC I Regular Interests and the Class R-I Certificates in the following amounts and priority:

                  (i)      to the extent of the  Available  Distribution  Amount,  to REMIC II as the holder of REMIC I Regular
Interests  LT1,  LT2,  LT3 and LT4,  pro  rata,  in an amount  equal to (A)  their  Uncertificated  Accrued  Interest  for such
Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                  (ii)     to the extent of the Available  Distribution  Amount remaining after the distributions made pursuant to clause (i) above, to REMIC II as the holder of the REMIC I Regular Interests, in an amount equal to:

                                                           31

                           (A)      in respect of the REMIC I Regular  Interests LT2, LT3 and LT4, their  respective  Principal
Distribution Amounts;

                           (B)      in respect  of the REMIC I Regular  Interest  LT1 any  remainder  until the  Uncertificated
Principal Balance thereof is reduced to zero;

                           (C)      any  remainder  in  respect of the REMIC I Regular  Interests  LT2,  LT3 and LT4,  pro rata according to their respective  Uncertificated  Principal  Balances as reduced by the distributions  deemed made pursuant to (A)
above, until their respective Uncertificated Principal Balances are reduced to zero; and

                  (iii)    any remaining amounts to the Holders of the Class R-I Certificates.

         REMIC I Principal  Reduction  Amounts:  For any Distribution  Date, the amounts by which the principal balances of the
REMIC I Regular Interests LT1, LT2, LT3 and LT4,  respectively,  will be reduced on such Distribution Date by the allocation of
Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the  aggregate  principal  balance of the  REMIC I  Regular  Interest  LT1 after  distributions  on the prior
Distribution Date.

         Y2 =     the principal  balance of the REMIC I  Regular  Interest LT2 after  distributions  on the prior  Distribution
Date.

         Y3 =     the principal  balance of the REMIC I  Regular  Interest LT3 after  distributions  on the prior  Distribution
Date.

         Y4 =     the principal  balance of the REMIC I  Regular  Interest LT4 after  distributions  on the prior  Distribution
Date (note:  Y3 = Y4).

         ÄY1 =    the REMIC I Regular Interest LT1 Principal Reduction Amount.

         ÄY2 =    the REMIC I Regular Interest LT2 Principal Reduction Amount.

         ÄY3 =    the REMIC I Regular Interest LT3 Principal Reduction Amount.

         ÄY4 =    the REMIC I Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal balance of the REMIC I Regular  Interests LT1, LT2, LT3 and LT4 after  distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal balance of the REMIC I Regular  Interests LT1, LT2, LT3 and LT4 after  distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ÄP =     P0 - P1 = the aggregate of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

                                                           32

               =  the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and  the  principal distributions  to be made on, the  Certificates  on such  Distribution  Date  (including  distributions  of accrued  and unpaid interest on the Class SB Certificates for prior Distribution Dates).

         R0 =     the Net WAC Cap Rate  (stated as a monthly  rate) after  giving  effect to amounts  distributed  and Realized
Losses allocated on the prior Distribution Date.

         R1 =     the Net WAC Cap Rate  (stated  as a monthly  rate)  after  giving  effect to amounts  to be  distributed  and
Realized Losses to be allocated on such Distribution Date.

         á =      (Y2 + Y3)/P0.  The initial  value of á on the Closing  Date for use on the first  Distribution  Date shall be
0.0001.

         ã0 =     the lesser of (A) the sum for all  Classes of  Certificates,  other than the  Class SB  Certificates,  of the product for each Class of (i) the monthly  interest rate (as limited by the REMIC Net WAC Rate, if  applicable)  for such Class applicable for  distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

         ã1  =    the lesser of (A) the sum for all  Classes of  Certificates,  other than the  Class SB  Certificates,  of the product for each Class of (i) the monthly  interest  rate (as limited by the Net WAC Cap Rate,  if  applicable)  for such Class applicable for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate  Certificate Principal
Balance for such Class after  distributions  and the allocation of Realized Losses to be made on such Distribution Date and (B)
R1*P1.

         Then, based on the foregoing definitions:

         ÄY1 =    ÄP - ÄY2 - ÄY3 - ÄY4;

         ÄY2 =    á{ ã0R1P1 - ã1R0P0}/{2R1R0P1 -  ã1R0};

         ÄY3 =    áÄP - ÄY2; and

         ÄY4 =    ÄY3.

         if both ÄY2 and ÄY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ÄY2, as so determined, is negative, then

         ÄY2 = 0;

         ÄY3 = á{ã1R0P0 - ã0R1P1}/{ã1R0};

         ÄY4 = ÄY3; and

         ÄY1 = ÄP - ÄY2 - ÄY3 - ÄY4.

         (2)      If ÄY3, as so determined, is negative, then

         ÄY3 = 0;

         ÄY2 = á{ã1R0P0 - ã0R1P1}/{2R1R0P1 -  ã1R0};

                                                           33

         ÄY4 = ÄY3; and

         ÄY1 = ÄP - ÄY2 - ÄY3 - ÄY4.

         REMIC I Realized  Losses:  Realized  Losses on the Mortgage Loans shall be allocated to the REMIC I Regular  Interests as follows:  The  interest  portion of Realized  Losses on the Mortgage  Loans,  if any,  shall be allocated  among the REMIC I
Regular  Interests  LT1, LT2 and LT4 pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in reduction thereof.  Any interest  portion of such Realized Losses in excess of the amount  allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized  Losses not  attributable  to any  specific  Mortgage  Loan and  allocated pursuant to the  succeeding  sentences.  The  principal  portion of Realized  Losses on the Mortgage  Loans,  if any,  shall be allocated first, to the REMIC I Regular Interests LT2, LT3 and LT4 pro rata according to their respective  Principal  Reduction
Amounts to the extent  thereof in reduction of the  Uncertificated  Principal  Balance of such REMIC I Regular  Interests  and, second,  the  remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the REMIC I Regular
Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC I Regular  Interests:  REMIC I Regular Interest LT1,  REMIC II  Regular Interest LT2,  REMIC II Regular Interest
LT3 and REMIC II Regular Interest LT4.

         REMIC I  Regular  Interest  LT1: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at the  related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the
REMIC I Regular Interest LT1 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the
REMIC I Regular Interest LT1 on such Distribution Date.

         REMIC I  Regular  Interest  LT2: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at the  related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the
REMIC I Regular Interest LT2 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the
REMIC I Regular Interest LT2 on such Distribution Date.

         REMIC I  Regular  Interest  LT3: A regular  interest in  REMIC II  that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at the  related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the
REMIC I Regular Interest LT3 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the
REMIC I Regular Interest LT3 on such Distribution Date.

         REMIC I  Regular  Interest  LT4: A regular  interest in  REMIC II  that is held as an asset of  REMIC II,  that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at the  related

                                                           34

Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the
REMIC I Regular Interest LT4 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the
REMIC I Regular Interest LT4 on such Distribution Date.

         REMIC II:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with respect to which a separate REMIC  election is to be made,  consisting of the REMIC I
Regular Interests.

         REMIC II  Regular  Interest  SB-PO:  A separate  non-certificated  beneficial  ownership  interest in REMIC II  issued hereunder  and  designated  as a REMIC II Regular  Interest.  REMIC II  Regular  Interest  SB-PO shall have no  entitlement  to interest,  and shall be entitled to distributions of principal subject to the terms and conditions  hereof, in aggregate amount equal to the initial  Certificate  Principal  Balance of the Class SB  Certificates as set forth in the  Preliminary  Statement hereto.

         REMIC II  Regular  Interest  SB-IO:  A separate  non-certificated  beneficial  ownership  interest in REMIC II  issued hereunder  and  designated  as a REMIC II Regular  Interest.  REMIC II  Regular  Interest  SB-IO shall have no  entitlement  to principal,  and shall be entitled to distributions of interest subject to the terms and conditions  hereof, in aggregate amount equal to the interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC II  Regular  Interests:  REMIC II  Regular  Interests  SB-IO and SB-PO,  together with the regular  interests in
REMIC II represented by the Class A  Certificates  and Class M  Certificates  exclusive of the rights of such  Certificates  to payments of Basis Risk Shortfall Amounts and to payments derived from the Yield Maintenance Agreement.

         REMIC  Administrator:  Residential  Funding  Corporation.  If Residential  Funding  Corporation is found by a court of competent  jurisdiction to no longer be able to fulfill its obligations as REMIC  Administrator under this Agreement the Master
Servicer or Trustee acting as successor  Master Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC  Provisions:  Provisions of the federal  income tax law relating to real estate  mortgage  investment  conduits, which appear at Sections  860A through 860G of  Subchapter M of Chapter 1 of the Code,  and related  provisions,  and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations,  proposed  regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO  Acquisition:  The  acquisition  by the  Master  Servicer  on  behalf  of  the  Trustee  for  the  benefit  of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With respect to any REO  Property,  a  determination  by the Master  Servicer  that it has received substantially  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other  payments  and  recoveries  (including proceeds of a final sale) which the Master Servicer  expects to be finally  recoverable  from the sale or other  disposition of the REO Property.

         REO Imputed  Interest:  With respect to any REO Property,  for any period, an amount equivalent to interest (at a rate equal to the Net Mortgage Rate that would have been  applicable to the related  Mortgage Loan had it been  outstanding)  on the

                                                           35

unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including,  without  limitation, proceeds from the rental of the related  Mortgaged  Property)  which  proceeds are required to be deposited  into the Custodial
Account only upon the related REO Disposition.

         REO  Property:  A Mortgaged  Property  acquired by the Master  Servicer on behalf of the Trust Fund for the benefit of the Certificateholders through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan: Any Mortgage Loan that (a) has been subject to an interest rate  reduction,  (b)
has been subject to a term  extension or (c) has had amounts owing on such Mortgage Loan  capitalized  by adding such amount to the Stated Principal  Balance of such Mortgage Loan;  provided,  however,  that a Mortgage Loan modified in accordance with (a)
above for a temporary  period shall not be a Reportable  Modified  Mortgage Loan if such Mortgage Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification  if that  interest rate  reduction is not made permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for  Release:  A request for  release,  the form of which is attached as Exhibit G  hereto,  or an  electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With  respect to any  Mortgage  Loan,  any  insurance  policy  which is  required  to be maintained from time to time under this Agreement,  the Program Guide or the related Subservicing  Agreement in respect of such
Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any  Distribution  Date,  (a) prior to the Stepdown Date, an amount equal to 1.70% of the aggregate Stated  Principal  Balance of the Mortgage Loans as of the Cut-off Date, (b) on or after the  Stepdown  Date if a  Trigger  Event is not in  effect,  the  greater  of (i) an  amount  equal  to 3.40% of the  aggregate outstanding  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  made on that  Distribution
Date and (ii) the  Overcollateralization  Floor  and (c) on or after the  Stepdown  Date if a Trigger  Event is in  effect,  an amount equal to the Required  Overcollateralization  Amount from the  immediately  preceding  Distribution  Date.  The Required
Overcollateralization  Amount may be reduced so long as written  confirmation  is obtained  from each  Rating  Agency that such reduction  shall not reduce the ratings  assigned to any Class of  Certificates  by such Rating  Agency  below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

         Residential  Funding:  Residential  Funding  Corporation,  a Delaware  corporation,  in its  capacity as seller of the
Mortgage Loans to the Depositor and any successor thereto.

         Responsible  Officer:  When used with respect to the Trustee,  any officer of the  Corporate  Trust  Department of the
Trustee,  including any Senior Vice President,  any Vice President,  any Assistant Vice President, any Assistant Secretary, any
Trust Officer or Assistant Trust Officer,  or any other officer of the Trustee,  in each case, with direct  responsibility  for the administration of this Agreement.

         RFC Exemption:  As defined in Section 5.02(f)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

                                                           36

         Securitization  Transaction:  Any  transaction  involving  a sale or other  transfer  of  mortgage  loans  directly or indirectly  to an issuing  entity in  connection  with an issuance of publicly  offered or privately  placed,  rated or unrated mortgage-backed securities.

         Seller:  With respect to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's  Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An agreement for the  origination and sale of Mortgage Loans generally in the form of the seller contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

         Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of
which  is  the  sum  of  (i)  the  aggregate   Certificate   Principal  Balance  of  the  Class M  Certificates  and  (ii)  the
Overcollateralization  Amount,  in  each  case  prior  to the  distribution  of  the  Principal  Distribution  Amount  on  such
Distribution  Date and the denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All  customary,  reasonable  and  necessary  "out of  pocket"  costs and  expenses  incurred  in connection  with a  default,  delinquency  or  other  unanticipated  event  by the  Master  Servicer  or a  Subservicer  in the performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation,  restoration and protection  of a Mortgaged  Property  or, with respect to a  cooperative  loan,  the related  cooperative  apartment,  (ii) any enforcement  or  judicial  proceedings,  including  foreclosures,  including  any  expenses  incurred  in  relation to any such proceedings  that result from the Mortgage Loan being  registered on the MERS® System,  (iii) the management and liquidation of any REO Property,  (iv) any mitigation  procedures  implemented in accordance with Section 3.07,  and  (v) compliance  with the obligations  under Sections 3.01,  3.08,  3.11,  3.12(a) and 3.14,  including,  if the Master  Servicer or any Affiliate of the
Master Servicer  provides  services such as appraisals and brokerage  services that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing  Criteria:  The  "servicing  criteria"  set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

         Servicing  Fee:  With  respect to any  Mortgage  Loan and  Distribution  Date,  the fee payable  monthly to the Master
Servicer  in  respect  of master  servicing  compensation  that  accrues  at an annual  rate  equal to the  Servicing  Fee Rate multiplied by the Stated Principal  Balance of such Mortgage Loan as of the related Due Date in the related Due Period,  as may be adjusted pursuant to Section 3.16(e).

         Servicing Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master  Servicers as provided in Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any reduction of the interest  rate on or the  outstanding  principal  balance of a Mortgage
Loan,  any  extension of the final  maturity date of a Mortgage  Loan,  and any increase to the Stated  Principal  Balance of a
Mortgage  Loan by adding to the Stated  Principal  Balance  unpaid  principal  and interest and other  amounts  owing under the
Mortgage Loan, in each case pursuant to a  modification  of a Mortgage Loan that is in default,  or for which,  in the judgment

                                                           37

of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

         Servicing  Officer:  Any officer of the Master  Servicer  involved  in, or  responsible  for, the  administration  and servicing  of the Mortgage  Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the
Trustee by the Master Servicer on the Closing Date, as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With respect to any  Distribution  Date and the Mortgage  Loans,  the arithmetic average,  for each of the three  Distribution  Dates  ending with such  Distribution  Date,  of the  fraction,  expressed  as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that  Distribution  Date,  including  Mortgage Loans in foreclosure and REO, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

         Standard & Poor's:  Standard  & Poor's  Ratings  Services,  a  division  of The  McGraw-Hill  Companies,  Inc.  or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated  Principal  Balance:  With  respect  to  any  Mortgage  Loan  or  related  REO  Property,  as of  any  date  of determination,  (i) the sum of (a) the Cut-off  Date  Principal  Balance of the Mortgage  Loan and (b) any  amount by which the
Stated Principal Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of
(a) the  principal  portion of the Monthly  Payments due with  respect to such  Mortgage  Loan or REO Property  during each Due
Period ending with the Due Period  relating to the most recent  Distribution  Date which were received or with respect to which an Advance was made,  (b) all Principal  Prepayments  with respect to such  Mortgage  Loan or REO  Property,  and all Insurance
Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution  Date,  and (c) any Realized  Loss  incurred  with respect to such  Mortgage Loan allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown  Date:  That  Distribution  Date  which is the  earlier  to occur of (a) the  Distribution  Date  immediately succeeding the Distribution  Date on which the aggregate  Certificate  Principal  Balance of the Class A  Certificates has been reduced to zero and (b) the later to occur of (i) the  Distribution  Date in May 2009 and (ii) the first  Distribution  Date on which the Senior Enhancement Percentage is equal to or greater than 39.20%.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

                                                           38

         Subordination  Percentage:  With  respect  to each  Class  of  Class A  Certificates  and  Class M  Certificates,  the
respective percentage set forth below.

                                          Subordination
                      Class                Percentage
                ____________________________________________
                        A                    60.80%
                       M-1                   68.10%
                       M-2                   74.40%
                       M-3                   78.20%
                       M-4                   81.50%
                       M-5                   84.80%
                       M-6                   87.70%
                       M-7                   90.60%
                       M-8                   92.80%
                       M-9                   94.60%
                       M-10                  96.60%

         Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received by the Master  Servicer (net of any related expenses  permitted  to be  reimbursed  pursuant  to  Section 3.10)  or surplus  amounts  held by the Master  Servicer to cover estimated  expenses  (including,  but not limited to, recoveries in respect of the  representations  and warranties made by the related  Seller  pursuant  to the  applicable  Seller's  Agreement  and  assigned  to the  Trustee  pursuant  to  Section 2.04)
specifically  related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition  prior to the related
Prepayment Period and that resulted in a Realized Loss.

         Subserviced  Mortgage  Loan:  Any Mortgage Loan that, at the time of reference  thereto,  is subject to a Subservicing
Agreement.

         Subservicer:  Any Person with whom the Master  Servicer has entered into a  Subservicing  Agreement  and who generally satisfied the  requirements  set forth in the Program Guide in respect of the  qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written contract  between the Master Servicer and any Subservicer  relating to servicing and  administration  of certain  Mortgage  Loans as provided in  Section 3.02,  generally in the form of the servicer  contract referred  to or  contained  in the Program  Guide or in such other form as has been  approved  by the Master  Servicer  and the
Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable monthly to the related  Subservicer  (or, in the case of a  Nonsubserviced  Mortgage  Loan,  to the Master  Servicer) in respect of  subservicing  and other  compensation  that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

         Tax  Returns:  The  federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real  Estate  Mortgage
Investment  Conduit Income Tax Return,  including  Schedule Q thereto,  Quarterly Notice to Residual  Interest Holders of REMIC

                                                           39

Taxable  Income or Net Loss  Allocation,  or any  successor  forms,  to be filed on behalf  of any REMIC  hereunder  due to its classification  as a REMIC under the REMIC  Provisions,  together with any and all other  information,  reports or returns that may be  required  to be  furnished  to the  Certificateholders  or  filed  with  the  Internal  Revenue  Service  or any  other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Transfer:  Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership
Interest in a Certificate.

         Transfer Affidavit and Agreement: As defined in Section 5.02(f).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trigger  Event:  A Trigger Event is in effect with respect to any  Distribution  Date on or after the Stepdown Date if either (a) the related  Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution Date, equals or exceeds 26.00%
of the Senior  Enhancement  Percentage for that  Distribution  Date or (b) on or after the Distribution  Date in May 2008,  the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the Cut-Off Date Balance  exceeds the applicable amount set forth below:

         May 2008 to April 2009:                     1.45% with respect to  May 2008,  plus an  additional  1/12th of 1.85%
                                                     for each month thereafter.

         May 2009 to April 2010:                     3.30% with respect to  May 2009,  plus an  additional  1/12th of 1.90%
                                                     for each month thereafter.

         May 2010 to April 2011:                     5.20% with  respect to May 2010,  plus an  additional  1/12th of 1.30%
                                                     for each month thereafter.

         May 2011 to April 2012:                     6.50% with  respect to May 2011,  plus an  additional  1/12th of 0.40%
                                                     for each month theeafter.

         May 2012 and thereafter:                    6.90%.

         Trustee:  As defined in the preamble hereto.

         Trust Fund:  The  segregated  pool of assets  subject  hereto,  consisting  of: (i) the Mortgage Loans and the related
Mortgage  Files;  (ii) all payments on and  collections in respect of the Mortgage Loans due after the Cut-off Date (other than
Monthly  Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial  Account or in the  Certificate
Account  and  identified  as  belonging  to the Trust Fund;  (iii) property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure;  (iv) the hazard  insurance policies and Primary  Insurance  Policies  pertaining to the Mortgage Loans, if any; (v) the Yield Maintenance  Agreement;  and
(vi) all proceeds of clauses (i) through (v) above.

         Uncertificated  Accrued Interest:  With respect to any REMIC I Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  REMIC I Pass-Through Rate for such Distribution  Date,  accrued on its  Uncertificated

                                                           40

Principal  Balance  immediately  prior to such  Distribution  Date.  Uncertificated  Accrued  Interest  for the REMIC I Regular
Interests  shall accrue on the basis of a 360-day year  consisting of twelve 30-day  months.  For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest  for the REMIC I Regular  Interests  for any  Distribution  Date,  any  Prepayment
Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by  Compensating  Interest)  relating to the Mortgage
Loans for any  Distribution  Date shall be allocated among REMIC I Regular  Interests LT1, LT2, LT3 and LT4 pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest,  as calculated  without  application of this sentence.  Uncertificated
Accrued  Interest  on REMIC II Regular  Interest  SB-PO  shall be zero.  Uncertificated  Accrued  Interest  on REMIC II Regular
Interest SB-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

         Uncertificated  Principal Balance:  The principal amount of any REMIC I Regular Interest outstanding as of any date of determination.  The  Uncertificated  Principal  Balance of each REMIC I  Regular  Interest shall never be less than zero.  With respect to the REMIC II Regular  Interest SB-PO the initial amount set forth with respect thereto in the Preliminary  Statement as reduced by  distributions  deemed made in respect thereof  pursuant to Section 4.02  and Realized Losses  allocated  thereto pursuant to Section 4.05.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to any  Distribution  Date and (i) REMIC I Regular  Interests
LT1 and LT2, the weighted  average of the Net Mortgage  Rates of the Mortgage  Loans,  (ii) REMIC I Regular  Interest LT3, zero
(0.00%), and (iii) REMIC I Regular Interest LT4, twice the weighted average of the Net Mortgage Rates of the Mortgage Loans.

         Uniform  Single  Attestation  Program for  Mortgage  Bankers:  The Uniform  Single  Attestation  Program for  Mortgage
Bankers,  as published by the Mortgage  Bankers  Association  of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage such that the complete  restoration  of such property is not fully reimbursable by the hazard insurance policies.

         United  States  Person:  A citizen or  resident of the United  States,  a  corporation,  partnership  or other  entity
(treated as a corporation or partnership  for United States federal income tax purposes)  created or organized in, or under the laws of, the United  States,  any state  thereof,  or the  District of Columbia  (except in the case of a  partnership,  to the extent  provided in Treasury  regulations)  provided that, for purposes  solely of the  restrictions on the transfer of Class R
Certificates,  no partnership  or other entity treated as a partnership  for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a  corporation  for United  States  federal  income tax purposes are  required by the  applicable  operative agreement to be United States Persons,  or an estate that is described in  Section 7701(a)(30)(D)  of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         Voting  Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.
98.00% of all of the Voting Rights shall be allocated among Holders of the Class A  Certificates and Class M  Certificates,  in
proportion to the outstanding Certificate Principal Balances of their respective  Certificates;  1% of all of the Voting Rights shall be  allocated to the Holders of the Class SB  Certificates,  and 0.50% of all of the Voting  Rights shall be allocated to each of the Holders of the Class R-I  Certificates  and the  Class R-II  Certificates;  in each case to be allocated  among the
Certificates of such Class in accordance with their respective Percentage Interests.

                                                           41

         Yield Maintenance  Agreement:  The confirmation,  dated as of the Closing Date, between the Trustee,  on behalf of the
Trust Fund, and the Yield  Maintenance  Agreement  Provider,  relating to the Class A  Certificates and Class M Certificates or
any replacement, substitute, collateral or other arrangement in lieu thereof.

         Yield  Maintenance  Agreement  Payment:  For  any  Distribution  Date,  the  payment,  if any,  due  under  the  Yield
Maintenance Agreement in respect of such Distribution Date.

         Yield  Maintenance  Agreement  Provider:  HSBC Bank USA, National  Association,  and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

         Yield  Maintenance  Agreement  Shortfall Amount:  For any Distribution  Date, the amount, if any, by which the payment on the Class A Certificates and Class M Certificates  pursuant to Section 4.02(c) is paid from the Yield Maintenance  Agreement
Payment for such  Distribution  Date pursuant to the  provisions  thereof or would have been so paid but for the failure of the
Yield Maintenance Agreement Provider to make a payment required under the Yield Maintenance Agreement.

         Yield  Maintenance  Agreement  Shortfall  Carry-Forward  Amount:  For  any  Distribution  Date,  the  aggregate  Yield
Maintenance  Agreement  Shortfall  Amounts  for  prior  Distribution  Dates  to the  extent  not  reimbursed  to  the  Class SB
Certificates pursuant to Section 4.02(c)(x).

         Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the  calculation of the  Pass-Through  Rate on the LIBOR  Certificates  for any Interest  Accrual
Period will be determined as of each LIBOR Rate  Adjustment  Date.  On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate
Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day,  LIBOR shall be  established by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United States dollar  deposits that appears on the
Telerate  Screen Page 3750 as of 11:00 a.m.,  London time,  on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen Page 3750"
means the display  designated as page 3750 on the Bridge Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of displaying  London  interbank  offered  rates of major banks).  If such rate does not appear on such page (or such other page as may replace that page on that service,  or if such service is no longer offered,  LIBOR shall be so established  by use of such other  service for  displaying  LIBOR or  comparable  rates as may be selected by the Trustee after consultation  with the  Master  Servicer),  the rate will be the  Reference  Bank  Rate.  The  "Reference  Bank  Rate"  will be determined on the basis of the rates at which deposits in U.S.  Dollars are offered by the reference  banks (which shall be any three major banks that are engaged in transactions in the London interbank market,  selected by the Trustee after  consultation with the Master  Servicer)  as of 11:00  a.m.,  London  time,  on the LIBOR Rate  Adjustment  Date to prime banks in the London interbank market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the LIBOR  Certificates  then  outstanding.  The Trustee  shall  request the  principal  London office of each of the reference banks to provide a quotation of its rate. If at least two such  quotations are provided,  the rate will be the arithmetic  mean of the  quotations  rounded up to the next  multiple  of 1/16%.  If on such date  fewer than two  quotations  are  provided  as requested,  the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.
Dollars to  leading  European  banks for a period of one month in  amounts  approximately  equal to the  aggregate  Certificate
Principal Balance of the LIBOR  Certificates then  outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided however,  if, under the priorities  described above, LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third  consecutive  Distribution  Date, the Trustee,  shall

                                                           42

select an alternative  comparable  index (over which the Trustee has no control),  used for  determining  one-month  Eurodollar lending rates that is calculated and published (or otherwise made  available) by an independent  party.  The  establishment  of
LIBOR by the Trustee on any LIBOR Rate  Adjustment  Date and the Trustee's  subsequent  calculation of the  Pass-Through  Rates applicable to the LIBOR  Certificates  for the relevant  Interest  Accrual Period,  in the absence of manifest  error,  will be final and binding.  Promptly  following each LIBOR Rate  Adjustment  Date the Trustee shall supply the Master Servicer with the results of its  determination  of LIBOR on such  date.  Furthermore,  the  Trustee  shall  supply to any  Certificateholder  so requesting by calling the Bondholder  Inquiry Line at  1-800-275-2048,  the Pass-Through Rate on the LIBOR Certificates for the
current and the immediately preceding Interest Accrual Period.

                                                           43

                                                          ARTICLE II

                                                 CONVEYANCE OF MORTGAGE LOANS;
                                               ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans.

         (a)      The  Depositor,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee in respect of the Trust Fund  without  recourse  all the right,  title and  interest of the  Depositor  in and to (i) the Mortgage
Loans,  including all interest and  principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date); and (ii) all proceeds of the foregoing.

         (b)      In  connection  with  such  assignment,  and  contemporaneously  with the  delivery  of this  Agreement,  the
Depositor  delivered or caused to be delivered  hereunder to the Trustee,  the Yield  Maintenance  Agreement  (the  delivery of which shall  evidence  that the fixed payment for the Yield  Maintenance  Agreement has been paid and the Trustee and the Trust
Fund shall have no further payment obligation  thereunder and that such fixed payment has been authorized  hereby),  and except as set forth in Section 2.01(c)  below and subject to Section 2.01(d)  below, the Depositor does hereby deliver to, and deposit with,  the  Trustee,  or to and with one or more  Custodians,  as the duly  appointed  agent or agents of the  Trustee for such purpose,  the  following  documents  or  instruments  (or copies  thereof as permitted  by this  Section)  with respect to each
Mortgage Loan so assigned:

                  (i)      The original  Mortgage Note,  endorsed  without  recourse to the order of the Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any
Destroyed  Mortgage  Note, an original lost note affidavit  from the related  Seller or  Residential  Funding  stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with evidence of recording  indicated  thereon or, if the original  Mortgage has not yet been  returned  from the public  recording  office,  a copy of the  original  Mortgage  with evidence of recording indicated thereon;

                  (iii)    Unless the Mortgage Loan is registered on the MERS® System,  the  assignment  (which may be included in one or more blanket  assignments  if permitted by applicable  law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                  (iv)     The original  recorded  assignment or assignments of the Mortgage showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is registered on the MERS®
System and noting the presence of a MIN) with  evidence of  recordation  noted thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                  (v)      The  original of each  modification,  assumption  agreement  or preferred  loan  agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

         The Depositor may, in lieu of delivering the original of the documents set forth in  Section 2.01(b)(ii),  (iii), (iv)
and (v) (or copies  thereof as permitted  by  Section 2.01(b))  to the Trustee or the  Custodian  or  Custodians,  deliver such documents to the Master  Servicer,  and the Master  Servicer  shall hold such documents in trust for the use and benefit of all

                                                           44

present  and future  Certificateholders  until such time as is set forth in the next  sentence.  Within  thirty  Business  Days following  the  earlier  of  (i)  the  receipt  of  the  original  of  all  of  the  documents  or  instruments  set  forth  in
Section 2.01(b)(ii),  (iii),  (iv) and (v) (or copies  thereof as permitted by such  Section) for any Mortgage  Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master  Servicer  shall deliver a complete set of such  documents to the Trustee or the Custodian or
Custodians that are the duly appointed agent or agents of the Trustee.

         (c)      Notwithstanding  the provisions of  Section 2.01(b),  in the event that in connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment,  modification,  assumption agreement or preferred loan  agreement (or copy thereof as permitted by  Section 2.01(b))  with evidence of recording  thereon  concurrently  with the execution and delivery of this  Agreement  because of (i) a delay caused by the public  recording  office where such  Mortgage, assignment,  modification,  assumption  agreement  or  preferred  loan  agreement  as the case may be, has been  delivered  for recordation,  or (ii) a delay in the  receipt  of certain  information  necessary  to  prepare  the  related  assignments,  the
Depositor  shall  deliver  or cause to be  delivered  to the  Trustee  or the  respective  Custodian  a copy of such  Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Depositor  shall  promptly  cause to be recorded in the  appropriate  public office for real property  records the
Assignment referred to in clause (iii) of  Section 2.01(b),  except (a) in states where, in an Opinion of Counsel acceptable to the Master Servicer,  such recording is not required to protect the Trustee's  interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment of the Mortgage,  as  applicable,  as the mortgagee of record solely as nominee for  Residential  Funding and its  successors and assigns.  If any Assignment is lost or returned  unrecorded to the Depositor  because of any defect therein,  the Depositor shall prepare a substitute  Assignment or cure such defect,  as the case may be, and cause such  Assignment to be recorded in accordance  with this  paragraph.  The Depositor  shall  promptly deliver or cause to be delivered to the Trustee or the  respective  Custodian  such Mortgage or  Assignment,  as applicable (or copy thereof as permitted by  Section 2.01(b)),  with  evidence of recording  indicated  thereon upon receipt  thereof from the public recording office or from the related Subservicer or Seller.

         If the  Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment  of Mortgage in blank,  the
Depositor  shall,  or shall cause the  Custodian  to,  complete the  endorsement  of the Mortgage  Note and the  Assignment  of
Mortgage in the name of the Trustee in conjunction with the Interim  Certification issued by the Custodian,  as contemplated by
Section 2.02.

         Any of the items set forth in Sections  2.01(b)(ii),  (iii),  (iv) and (v) and that may be  delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection  with the assignment of any Mortgage Loan registered on the MERS® System,  the Depositor  further agrees that it will cause,  at the  Depositor's  own  expense,  within 30 Business  Days after the Closing  Date,  the MERS® System to indicate that such Mortgage  Loans have been  assigned by the  Depositor to the Trustee in accordance  with this  Agreement for the benefit of the  Certificateholders  by including  (or  deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and
(b) the code in the field "Pool Field" which identifies the series of the Certificates  issued in connection with such Mortgage
Loans.  The  Depositor  further  agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer agrees that it will not,  alter the codes  referenced  in this  paragraph  with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                                                           45

         (d)      It is intended that the  conveyances  by the  Depositor to the Trustee of the Mortgage  Loans as provided for in this  Section 2.01 and the  Uncertificated  Regular  Interests be construed as a sale by the Depositor to the Trustee of the
Mortgage  Loans and the  Uncertificated  Regular  Interests  for the  benefit  of the  Certificateholders.  Further,  it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the  Uncertificated  Regular  Interests by
the  Depositor  to the Trustee to secure a debt or other  obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement  is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the New York  Uniform  Commercial
Code  and  the  Uniform  Commercial  Code of any  other  applicable  jurisdiction;  (b) the  conveyances  provided  for in this
Section 2.01  shall  be  deemed  to be (1) a grant  by the  Depositor  to the  Trustee  of a  security  interest  in all of the
Depositor's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage  Loans,  including the related  Mortgage  Note, the Mortgage,  any insurance  policies and all other documents in the related  Mortgage File, (B) all amounts  payable  pursuant to the Mortgage Loans in accordance  with the terms thereof, (C) any Uncertificated Regular Interests and any and all general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit, goods, letters of credit, advices of credit and investment  property and other property of whatever kind or description now existing or hereafter  acquired  consisting of, arising from or relating to any of the foregoing,  and (D) all proceeds of the  conversion,  voluntary or  involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including  without  limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account,  whether in the form of cash, instruments,  securities or other  property and (2) an assignment by the  Depositor to the Trustee of any security  interest in any and all of  Residential
Funding's right  (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired, in and to the property  described in the  foregoing  clauses  (1)(A),  (B), (C) and (D) granted by  Residential  Funding to the
Depositor  pursuant to the Assignment  Agreement;  (c) the  possession by the Trustee,  the Custodian or any other agent of the
Trustee of Mortgage Notes or such other items of property as constitute  instruments,  money, payment  intangibles,  negotiable documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment property,  certificated  securities or chattel paper shall be deemed to be "possession by the secured  party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including,  without limitation,  Sections 8-106,
9-313  and 9-106  thereof);  and  (d) notifications  to  persons  holding  such  property,  and  acknowledgments,  receipts  or confirmations  from  persons  holding  such  property,  shall be deemed  notifications  to,  or  acknowledgments,  receipts  or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Depositor and, at the Depositor's  direction,  Residential Funding and the Trustee shall, to the extent consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were deemed to create a security  interest in the Mortgage Loans and the  Uncertificated  Regular  Interests and the other property  described above, such security  interest would be deemed to be a perfected  security interest of first priority under applicable law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the  generality of the foregoing,  the Depositor shall  prepare and deliver to the Trustee  not less than 15 days prior to any filing date and,  the Trustee  shall  forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the  Depositor,  all filings  necessary to maintain the

                                                           46

effectiveness of any original filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated  Regular Interests,  as evidenced by an
Officers'  Certificate  of the  Depositor,  including  without  limitation  (x)  continuation  statements,  and (y) such  other statements  as may be  occasioned  by (1) any  change of name of  Residential  Funding,  the  Depositor  or the  Trustee  (such preparation  and filing shall be at the expense of the Trustee,  if  occasioned  by a change in the  Trustee's  name),  (2) any change of location of the place of business or the chief  executive  office of Residential  Funding or the  Depositor,  (3) any transfer of any interest of  Residential  Funding or the  Depositor in any Mortgage Loan or (4) any transfer of any interest of
Residential Funding or the Depositor in any Uncertificated Regular Interests.

         Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans subject to a Custodial  Agreement,  and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent  of the  Trustee)  of  the  documents  referred  to in  Section 2.01(b)(i)  above  (except  that  for  purposes  of  such acknowledgement  only,  a Mortgage  Note may be endorsed in blank and an  Assignment  of Mortgage may be in blank) and declares that it, or a Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting a part of the
Mortgage  Files  delivered  to it, or a  Custodian  as its agent,  in trust for the use and  benefit of all  present and future
Certificateholders.  The Trustee or Custodian (such Custodian being so obligated under a Custodial  Agreement)  agrees, for the benefit of  Certificateholders,  to review each Mortgage File delivered to it pursuant to Section 2.01(b)  within 90 days after the Closing Date to ascertain that all required documents  (specifically as set forth in  Section 2.01(b)),  have been executed and received,  and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate  (the  "Interim  Certification")  to the effect that all  documents  required to be  delivered  pursuant to  Section 2.01(b)  above have been  executed  and  received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule
A attached to such Interim  Certification.  Upon delivery of the Mortgage  Files by the Depositor or the Master  Servicer,  the
Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the
Trustee) of the documents referred to in Section 2.01(b) above.

         If the Custodian,  as the Trustee's agent,  finds any document or documents  constituting a part of a Mortgage File to be missing or defective,  upon receipt of notification from the Custodian as specified in the succeeding sentence,  the Trustee shall  promptly so notify or cause the Custodian to notify the Master  Servicer and the  Depositor.  Pursuant to Section 2.3 of
the Custodial Agreement,  the Custodian will notify the Master Servicer,  the Depositor and the Trustee of any such omission or defect  found by it in  respect  of any  Mortgage  File held by it in  respect  of the items  received  by it  pursuant  to the
Custodial  Agreement.  If such omission or defect  materially and adversely  affects the interests in the related Mortgage Loan of the  Certificateholders,  the Master  Servicer shall promptly  notify the related  Subservicer or Seller of such omission or defect and request that such  Subservicer  or Seller  correct or cure such  omission or defect within 60 days from the date the
Master  Servicer  was  notified of such  omission or defect  and, if such  Subservicer  or Seller does not correct or cure such omission or defect within such period,  that such  Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its
Purchase  Price,  in either  case within 90 days from the date the Master  Servicer  was  notified of such  omission or defect;
provided  that if the omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in
Section 860G(a)(3)  of the  Code,  any such cure or  repurchase  must  occur  within  90 days  from the date  such  breach  was discovered.  The  Purchase  Price for any such  Mortgage  Loan  shall be  deposited  or caused to be  deposited  by the  Master
Servicer in the  Custodial  Account  maintained  by it pursuant to  Section 3.07  and,  upon  receipt by the Trustee of written notification  of such deposit signed by a Servicing  Officer,  the Trustee or any Custodian,  as the case may be, shall release to the Master  Servicer the related  Mortgage File and the Trustee shall  execute and deliver such  instruments  of transfer or assignment  prepared by the Master Servicer,  in each case without  recourse,  as shall be necessary to vest in the Subservicer or Seller or its designee,  as the case may be, any Mortgage Loan released  pursuant  hereto and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  In  furtherance  of the  foregoing  and  Section 2.04,  if the  Subservicer  or Seller or
Residential  Funding that  repurchases  the Mortgage  Loan is not a member of MERS and the Mortgage is  registered on the MERS®

                                                           47

System,  the Master  Servicer,  at its own  expense and  without  any right of  reimbursement,  shall cause MERS to execute and deliver an assignment of the Mortgage in recordable  form to transfer the Mortgage from MERS to such  Subservicer  or Seller or
Residential  Funding and shall cause such  Mortgage to be removed  from  registration  on the MERS® System in  accordance  with
MERS' rules and  regulations.  It is understood  and agreed that the  obligation of the  Subservicer  or Seller,  to so cure or purchase any Mortgage  Loan as to which a material and adverse  defect in or omission of a  constituent  document  exists shall constitute  the sole remedy  respecting  such defect or omission  available to  Certificateholders  or the Trustee on behalf of
Certificateholders.

         Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

         (a)      The Master Servicer hereby  represents and warrants to the Trustee for the benefit of the  Certificateholders that:

                  (i)      The Master  Servicer is a corporation  duly organized,  validly  existing and in good standing under the laws  governing  its  creation  and  existence  and is or will be in  compliance  with the laws of each  state in which any
Mortgaged  Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii)     The  execution  and  delivery of this  Agreement  by the Master  Servicer  and its  performance  and compliance with the terms of this Agreement will not violate the Master  Servicer's  Certificate of  Incorporation or Bylaws or
constitute a material default (or an event which,  with notice or lapse of time, or both, would constitute a material  default)
under, or result in the material breach of, any material  contract,  agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii)    This  Agreement,  assuming  due  authorization,  execution  and  delivery  by the  Trustee  and  the
Depositor,  constitutes a valid,  legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance with the terms hereof subject to applicable  bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement  of creditors'  rights  generally and to general  principles of equity,  regardless of whether such  enforcement is considered in a proceeding in equity or at law;

                  (iv)     The  Master  Servicer  is not in  default  with  respect  to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences that would  materially  and  adversely  affect the condition  (financial or other) or operations of the Master  Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                  (v)      No litigation is pending or, to the best of the Master Servicer's knowledge,  threatened against the
Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vi)     The Master Servicer shall comply in all material  respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                  (vii)    No information,  certificate of an officer,  statement  furnished in writing or report  delivered to the  Depositor,  any  Affiliate of the  Depositor or the Trustee by the Master  Servicer  will,  to the knowledge of the Master

                                                           48

Servicer,  contain  any  untrue  statement  of a material  fact or omit a  material  fact  necessary  to make the  information, certificate, statement or report not misleading;

                  (viii)   The Master Servicer has examined each existing,  and will examine each new,  Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each  existing  Subservicing  Agreement  and each  designated
Subservicer  are  acceptable to the Master  Servicer and any new  Subservicing  Agreements  will comply with the  provisions of
Section 3.02;

                  (ix)     The Master Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules and procedures of MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS;
and

                  (x)      The Servicing  Guide of the Master  Servicer  requires that the  Subservicer  for each Mortgage Loan accurately and fully reports its borrower credit files to each of the Credit Repositories in a timely manner.

It is understood and agreed that the  representations and warranties set forth in this  Section 2.03(a)  shall survive delivery of the  respective  Mortgage  Files to the  Trustee  or any  Custodian.  Upon  discovery  by either the  Depositor,  the Master
Servicer,  the Trustee or any Custodian of a breach of any representation or warranty set forth in this  Section 2.03(a)  which materially and adversely  affects the interests of the  Certificateholders  in any Mortgage Loan,  the party  discovering  such breach shall give prompt written notice to the other parties (any Custodian  being so obligated  under a Custodial  Agreement).
Within  90 days of its  discovery  or its receipt of notice of such  breach,  the Master  Servicer  shall  either (i) cure such breach in all  material  respects  or (ii) to the extent  that such  breach is with  respect  to a  Mortgage  Loan or a related document,  purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;
provided  that  if the  breach  would  cause  the  Mortgage  Loan  to be  other  than a  "qualified  mortgage"  as  defined  in
Section 860G(a)(3)  of the  Code,  any such cure or  repurchase  must  occur  within  90 days  from the date  such  breach  was discovered.  The  obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage Loan shall  constitute the sole remedy in respect of a breach of a  representation  and  warranty set forth in this  Section 2.03(a)  available to the
Certificateholders or the Trustee on behalf of the Certificateholders.

         (b)      The Depositor hereby  represents and warrants to the Trustee for the benefit of the  Certificateholders  that as of the Closing Date (or, if otherwise  specified  below,  as of the date so  specified):  (i) the  information  set forth in
Exhibit F hereto with  respect to each  Mortgage  Loan or the  Mortgage  Loans,  as the case may be, is true and correct in all material  respects  at the  respective  date or dates  which such  information  is  furnished;  (ii)  immediately  prior to the conveyance  of the Mortgage  Loans to the Trustee,  the  Depositor  had good title to, and was the sole owner of, each Mortgage
Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest  (other  than  rights to  servicing  and related compensation)  and such  conveyance  validly  transfers  ownership of the  Mortgage  Loans to the Trustee free and clear of any pledge,  lien,  encumbrance  or  security  interest;  and (ii) each  Mortgage  Loan  constitutes  a  qualified  mortgage  under
Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

         It is understood and agreed that the  representations and warranties set forth in this  Section 2.03(b)  shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by any of the Depositor,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of the representations  and warranties set forth in this  Section 2.03(b)  which materially and adversely affects the interests of the
Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other parties (any Custodian being so obligated under a Custodial  Agreement);  provided,  however,  that in the event of a breach of

                                                           49

the  representation  and warranty set forth in  Section 2.03(b)(ii),  the party  discovering such breach shall give such notice within  five days of  discovery.  Within 90 days of its  discovery  or its  receipt of notice of breach,  the  Depositor  shall either (i) cure such breach in all material  respects or (ii)  purchase  such Mortgage Loan from the Trust Fund at the Purchase
Price and in the  manner  set forth in  Section 2.02;  provided  that the  Depositor  shall  have the  option to  substitute  a
Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the
Closing Date;  provided  that if the omission or defect would cause the Mortgage  Loan to be other than a "qualified  mortgage"
as defined in  Section 860G(a)(3)  of the Code, any such cure,  substitution  or repurchase  must occur within 90 days from the date  such  breach  was  discovered.  Any such  substitution  shall be  effected  by the  Depositor  under  the same  terms and conditions  as provided in  Section 2.04  for  substitutions  by  Residential  Funding.  It is  understood  and agreed that the obligation  of the  Depositor  to cure such breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a
breach  has  occurred  and  is  continuing  shall  constitute  the  sole  remedy   respecting  such  breach  available  to  the
Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure  breaches or purchase or  substitute  for  Mortgage  Loans as provided in this  Section 2.03(b)  if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

         Section 2.04.     Representations and Warranties of Sellers.

         The Depositor,  as assignee of Residential Funding under the Assignment  Agreement,  hereby assigns to the Trustee for the benefit of the  Certificateholders  all of its right, title and interest in respect of the Assignment  Agreement applicable to a Mortgage Loan as and to the extent set forth in the  Assignment  Agreement.  Insofar as the Assignment  Agreement  relates to the  representations  and warranties made by Residential  Funding in respect of such Mortgage Loan and any remedies provided thereunder  for any breach of such  representations  and  warranties,  such right,  title and  interest  may be enforced by the
Master  Servicer  on behalf of the  Trustee  and the  Certificateholders.  Upon the  discovery  by the  Depositor,  the  Master
Servicer,  the  Trustee or any  Custodian  of a breach of any of the  representations  and  warranties  made in the  Assignment
Agreement in respect of any Mortgage Loan or of any Repurchase  Event which  materially and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties  (any  Custodian  being  so  obligated  under a  Custodial  Agreement).  The  Master  Servicer  shall  promptly  notify
Residential  Funding of such breach or Repurchase  Event and request that  Residential  Funding  either (i) cure such breach or
Repurchase  Event in all  material  respects  within 90 days from the date the Master  Servicer  was notified of such breach or
Repurchase Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in
Section 2.02.

         Upon the  discovery by the  Depositor,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of such representations  and  warranties  set forth in the  Assignment  Agreement in respect of any Mortgage Loan which  materially and adversely affects the interests of the  Certificateholders  in such Mortgage Loan, the party discovering such breach shall give prompt  written  notice to the other  parties  (any  Custodian  being so  obligated  under a Custodial  Agreement).  The Master
Servicer shall promptly notify  Residential  Funding of such breach of a representation or warranty set forth in the Assignment
Agreement and request that  Residential  Funding either (i) cure such breach in all material  respects  within 90 days from the date the Master  Servicer was notified of such breach or (ii)  purchase  such  Mortgage Loan from the Trust Fund within 90 days of the date of such written notice of such breach at the Purchase Price and in the manner set forth in  Section 2.02;  provided that Residential  Funding shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage
Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided that if the breach would cause the
Mortgage  Loan to be other  than a  "qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the  Code,  any such cure or substitution must occur within 90 days from the date the breach was discovered.  If the breach of  representation  and warranty

                                                           50

that gave rise to the  obligation  to  repurchase  or  substitute  a Mortgage  Loan  pursuant to  Section 4  of the  Assignment
Agreement was the  representation  and warranty set forth in clause (w) of Section 4  thereof,  then the Master  Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the  remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense  that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter, concurrently  with such payment.  In the event that Residential  Funding elects to substitute a Qualified  Substitute  Mortgage
Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage
Note, the Mortgage,  an Assignment of the Mortgage in recordable  form, and such other documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by  Section 2.01.  No substitution  will be made in any calendar month after the Determination  Date for such month.  Monthly Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer and remitted by the  Master  Servicer  to  Residential  Funding  on the next  succeeding  Distribution  Date.  For the  month of  substitution, distributions  to the  Certificateholders  will include the Monthly  Payment due on a Deleted  Mortgage Loan for such month and thereafter  Residential  Funding  shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan.
The Master  Servicer  shall amend or cause to be amended the Mortgage Loan  Schedule for the benefit of the  Certificateholders to reflect the removal of such Deleted  Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans
and the Master  Servicer  shall  deliver  the amended  Mortgage  Loan  Schedule to the  Trustee.  Upon such  substitution,  the
Qualified  Substitute  Mortgage  Loan or Loans shall be subject to the terms of this  Agreement  and the  related  Subservicing
Agreement in all respects,  Residential  Funding shall be deemed to have made the  representations  and warranties with respect to the Qualified  Substitute Mortgage Loan (other than those of a statistical nature) contained in the Assignment  Agreement as of the date of  substitution,  and the  covenants,  representations  and  warranties  set  forth in this  Section 2.04,  and in
Section 2.03(b) hereof.

         In  connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage  Loans for one or more Deleted
Mortgage Loans,  the Master Servicer shall determine the amount (if any) by which the aggregate  principal  balance of all such
Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after  application of the principal  portion of the Monthly Payments due in the month of  substitution  that are to be distributed  to the  Certificateholders  in the month of  substitution).  Residential  Funding shall deposit or cause the related  Seller to deposit the amount of such  shortfall  into the  Custodial  Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding  shall give notice in writing to the Trustee of such event,  which notice shall be accompanied by an Officers'  Certificate as to the  calculation of such shortfall and (subject to
Section 10.01(f))  by an  Opinion of Counsel to the effect  that such  substitution  will not cause (a) any  federal  tax to be imposed on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited  transactions"  under
Section 860F(a)(1)  of the Code or on "contributions  after the startup date" under  Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation of  Residential  Funding to cure such breach or purchase (and in the case of  Residential  Funding to  substitute  for) such  Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional  payments required under the Assignment  Agreement in connection with a breach of the representation and warranty in clause (w) of Section 4  thereof  shall  constitute  the sole remedy  respecting  such breach  available to the
Certificateholders  or the Trustee on behalf of the  Certificateholders.  If the Master Servicer is Residential  Funding,  then the Trustee shall also have the right to give the  notification  and require the purchase or  substitution  provided for in the second  preceding  paragraph in the event of such a breach of a representation  or warranty made by Residential  Funding in the

                                                           51

Assignment  Agreement.  In connection with the purchase of or substitution  for any such Mortgage Loan by Residential  Funding, the Trustee shall assign to  Residential  Funding all of the Trustee's  right,  title and interest in respect of the Assignment
Agreement applicable to such Mortgage Loan.

         Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC-I Regular Interests.

         (a)      The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any  Custodian on its behalf,  subject to any  exceptions  noted,  together  with the  assignment  to it of all other assets included in the Trust Fund,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange therefor, the Trustee,  pursuant to the written request of the Depositor executed by an officer of the Depositor,  has executed and  caused  to be  authenticated  and  delivered  to or upon  the  order  of the  Depositor  the  Certificates  in  authorized denominations which evidence ownership of the entire Trust Fund.

         (b)      The Depositor,  concurrently with the execution and delivery hereof,  does hereby transfer,  assign, set over and  otherwise  convey in trust to the Trustee  without  recourse all the right,  title and interest of the Depositor in and to the REMIC I  Regular  Interests for the benefit of the holders of the Regular  Certificates  and the  Class R-II  certificates.
The Trustee  acknowledges  receipt of the REMIC I  Regular  Interests (each of which are  uncertificated)  and declares that it holds and will hold the same in trust for the  exclusive  use and benefit of the holders of the  Regular  Certificates  and the
Class R-II  Certificates.  The interests  evidenced by the  Class R-II  Certificate,  together  with the Regular  Certificates, constitute the entire beneficial ownership interest in REMIC II.

         Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

          (a)     to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

          (b)     to enter into and perform its obligations under this Agreement;

          (c)     to engage in those  activities that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (d)     subject  to  compliance  with this  Agreement,  to engage in such  other  activities  as may be  required  in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The  trust  is  hereby  authorized  to  engage  in  the  foregoing  activities.   Notwithstanding  the  provisions  of
Section 11.01,  the trust  shall not  engage in any  activity  other than in  connection  with the  foregoing  or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding,  and this  Section 2.06  may not be amended,  without  the  consent  of the  Certificateholders  evidencing  a  majority  of the  aggregate  Voting  Rights  of the
Certificates.

                                                           52

                                                          ARTICLE III

                                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.     Master Servicer to Act as Servicer.

         (a)      The Master  Servicer shall service and  administer  the Mortgage  Loans in accordance  with the terms of this
Agreement and the respective  Mortgage Loans,  following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority,  acting alone or through  Subservicers as provided in  Section 3.02,  to do any and all things which it may deem necessary or desirable in connection with such servicing and  administration.  Without  limiting the generality of the foregoing,  the Master Servicer in its own name or in the name of a Subservicer is hereby  authorized and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment,  to execute and deliver,  on behalf of the
Certificateholders  and the Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or  discharge,  or of consent to assumption  or  modification  in  connection  with a proposed  conveyance,  or of assignment  of any Mortgage and Mortgage  Note in connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with respect to the  modification  or  re-recording  of a Mortgage for the purpose of correcting the Mortgage, the  subordination  of the lien of the Mortgage in favor of a public utility  company or government  agency or unit with powers of eminent domain,  the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution or completion of judicial or non-judicial  foreclosure,  the  conveyance of a Mortgaged  Property to the related  insurer,  the  acquisition of any property acquired by foreclosure or deed in lieu of foreclosure,  or the management,  marketing and conveyance of any property  acquired by  foreclosure  or deed in lieu of  foreclosure  with  respect  to the  Mortgage  Loans  and  with  respect  to the  Mortgaged
Properties.  The Master Servicer further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own name or in the name of the Subservicer,  when the Master Servicer or the Subservicer,  as the case may be,  believes it is  appropriate  in its best judgment to register any Mortgage Loan on the MERS® System,  or cause the removal from the  registration  of any Mortgage  Loan on the MERS®  System,  to execute and  deliver,  on behalf of the Trustee and the
Certificateholders  or any of them,  any and all  instruments of assignment and other  comparable  instruments  with respect to such  assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in  connection  with the actions  described in the  preceding  sentence  shall be borne by the
Master Servicer in accordance with  Section 3.16(c),  with no right of  reimbursement;  provided,  that if, as a result of MERS discontinuing  or becoming unable to continue  operations in connection with the MERS® System,  it becomes  necessary to remove any Mortgage  Loan from  registration  on the MERS® System and to arrange for the  assignment  of the related  Mortgages to the
Trustee,  then any  related  expenses  shall be  reimbursable  to the  Master  Servicer  as set  forth in  Section 3.10(a)(ii).
Notwithstanding the foregoing,  subject to Section 3.07(a),  the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both  constitute a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001 of the Code and any proposed,  temporary or final regulations  promulgated thereunder (other than in connection with a proposed conveyance or assumption  of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d)
hereof) and cause any REMIC  created  hereunder  to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the
Master  Servicer with any powers of attorney and other  documents  necessary or  appropriate  to enable the Master  Servicer to service and administer the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the Master Servicer or any
Subservicer  pursuant  to such powers of attorney  or other  documents.  In  servicing  and  administering  any  Nonsubserviced
Mortgage Loan, the Master  Servicer shall, to the extent not  inconsistent  with this Agreement,  comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

                                                           53

         (b)      In connection with servicing and  administering  the Mortgage Loans, the Master Servicer and any Affiliate of
the Master  Servicer (i) may perform  services such as  appraisals  and brokerage  services  that are  customarily  provided by
Persons other than servicers of mortgage loans,  and shall be entitled to reasonable  compensation  therefor in accordance with
Section 3.10  and (ii) may, at its own  discretion  and on behalf of the Trustee,  obtain credit  information  in the form of a
"credit score" from a Credit Repository.

         (c)      All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage  Loans shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders,  be added to the amount owing under the related Mortgage Loans,  notwithstanding  that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (d)      The Master  Servicer may enter into one or more  agreements in connection  with the offering of  pass-through certificates  evidencing  interests  in one or more of the  Certificates  providing  for the payment by the Master  Servicer of amounts received by the Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment Interest
Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

         Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                           Obligations.

         (a)      The Master Servicer may continue in effect  Subservicing  Agreements entered into by Residential  Funding and
Subservicers  prior to the  execution  and delivery of this  Agreement,  and may enter into new  Subservicing  Agreements  with
Subservicers,  for the servicing and  administration  of all or some of the Mortgage Loans.  Each  Subservicer  shall be either
(i) an  institution  the  accounts of which are insured by the FDIC or (ii)  another  entity  that  engages in the  business of originating or servicing  mortgage  loans,  and in either case shall be authorized to transact  business in the state or states in which the related  Mortgaged  Properties it is to service are situated,  if and to the extent  required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage  servicer.  Each  Subservicer  of a Mortgage  Loan shall be  entitled to receive and retain, as provided in the related  Subservicing  Agreement and in Section 3.07,  the related Subservicing Fee from payments  of  interest  received  on such  Mortgage  Loan after  payment of all  amounts  required to be remitted to the Master
Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a  Nonsubserviced  Mortgage Loan, the Master  Servicer
shall be  entitled  to receive  and retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.  Unless the context  otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master  Servicer.  Each  Subservicing
Agreement  will be upon such terms and  conditions as are generally  required by,  permitted by or consistent  with the Program
Guide and are not  inconsistent  with this  Agreement  and as the Master  Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer,  a Subservicer  may delegate its servicing  obligations  to third-party  servicers,  but such
Subservicer will remain  obligated under the related  Subservicing  Agreement.  The Master Servicer and a Subservicer may enter into  amendments  thereto or a different form of  Subservicing  Agreement,  and the form referred to or included in the Program
Guide is  merely  provided  for  information  and shall not be deemed to limit in any  respect  the  discretion  of the  Master
Servicer to modify or enter into different Subservicing  Agreements;  provided,  however, that any such amendments or different forms shall be consistent  with and not violate the  provisions of either this Agreement or the Program Guide in a manner which would materially and adversely  affect the interests of the  Certificateholders.  The Program Guide and any other  Subservicing
Agreement  entered into between the Master Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

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         (b)      As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the
Certificateholders,  shall use its best  reasonable  efforts to enforce the obligations of each  Subservicer  under the related
Subservicing  Agreement and of each Seller under the related Seller's Agreement,  to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation,  as described in Section 2.02,  or on account of a breach of a representation  or warranty,  as  described  in  Section 2.04.  Such  enforcement,  including,  without  limitation,  the legal prosecution of claims,  termination of  Subservicing  Agreements or Seller's  Agreements,  as  appropriate,  and the pursuit of other  appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer would  employ  in its good  faith  business  judgment  and  which  are  normal  and  usual in its  general  mortgage  servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting  from such  enforcement  to the extent,  if any,  that such  recovery  exceeds all amounts due in respect of the related  Mortgage  Loan or (ii) from a specific  recovery of costs,  expenses or  attorneys  fees against the party against whom such  enforcement is directed.  For purposes of  clarification  only, the parties agree that the foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses that are incurred in connection with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

         Section 3.03.     Successor Subservicers.

         The Master  Servicer shall be entitled to terminate any  Subservicing  Agreement that may exist in accordance with the terms and  conditions  of such  Subservicing  Agreement  and  without any  limitation  by virtue of this  Agreement;  provided, however, that in the event of termination of any Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master
Servicer  shall either act as servicer of the related  Mortgage Loan or enter into a  Subservicing  Agreement  with a successor
Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master Servicer or any Affiliate
of  Residential  Funding  acts as  servicer,  it will not  assume  liability  for the  representations  and  warranties  of the
Subservicer which it replaces. If the Master Servicer enters into a Subservicing  Agreement with a successor  Subservicer,  the
Master Servicer shall use reasonable  efforts to have the successor  Subservicer assume liability for the  representations  and warranties  made by the  terminated  Subservicer  in  respect  of the  related  Mortgage  Loans  and,  in the event of any such assumption  by the  successor  Subservicer,  the Master  Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any  Subservicing  Agreement,  any of the  provisions  of this  Agreement  relating to  agreements or arrangements  between the Master  Servicer or a Subservicer  or reference to actions taken through a Subservicer  or otherwise, the  Master  Servicer  shall  remain  obligated  and  liable to the  Trustee,  and  Certificateholders  for the  servicing  and administering  of the Mortgage Loans in accordance  with the provisions of Section 3.01  without  diminution of such obligation or liability by virtue of such  Subservicing  Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the  Depositor  and to the same  extent  and under the same  terms and  conditions  as if the  Master  Servicer  alone  were servicing and  administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter into any agreement  with a
Subservicer or Seller for  indemnification  of the Master  Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

                                                           55

         Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage
Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer and the Master Servicer  alone,  and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or  liabilities  with respect to the  Subservicer  in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision shall not in any way limit a Subservicer's  obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

         Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

         (a)      In the event the Master Servicer shall for any reason no longer be the master  servicer  (including by reason of an Event of Default),  the Trustee,  as successor Master Servicer,  its designee or its successor shall thereupon assume all of the rights and  obligations of the Master  Servicer under each  Subservicing  Agreement that may have been entered into. The
Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have assumed all of the Master  Servicer's interest  therein and to have replaced the Master  Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement  had been  assigned to the  assuming  party except that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

         (b)      The Master Servicer  shall,  upon request of the Trustee but at the expense of the Master  Servicer,  deliver to the assuming  party all  documents and records  relating to each  Subservicing  Agreement and the Mortgage  Loans then being serviced and an  accounting  of amounts  collected  and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

         Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

         (a)      The Master  Servicer  shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the Mortgage  Loans,  and shall,  to the extent such  procedures  shall be consistent with this Agreement and the terms and provisions of any related  Primary  Insurance  Policy,  follow such  collection  procedures as it would employ in its good faith business  judgment and which are normal and usual in its general  mortgage  servicing  activities.  Consistent  with the  foregoing,  the Master  Servicer may in its discretion  (subject to the terms and conditions of the Assignment  Agreement)
(i) waive any late payment charge or any prepayment  charge or penalty interest in connection with the prepayment of a Mortgage
Loan and (ii)  extend  the Due Date for  payments  due on a Mortgage  Loan in  accordance  with the  Program  Guide,  provided, however,  that the Master  Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary  Insurance Policy or materially  adversely affect the lien of the related  Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master Servicer or any Subservicer  shall not enforce any prepayment charge to the extent that such enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled  period in accordance with the amortization  schedule of such
Mortgage Loan without  modification  thereof by reason of such  arrangements  unless  otherwise agreed to by the Holders of the
Classes of Certificates  affected thereby;  provided,  however,  that no such extension shall be made if any advance would be a
Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also waive,  modify or vary any term of any  Mortgage  Loan or consent  to the  postponement  of strict  compliance  with any such term or in any manner  grant indulgence to any Mortgagor if in the Master Servicer's  determination  such waiver,  modification,  postponement or indulgence is not  materially  adverse to the interests of the  Certificateholders  (taking into account any estimated  Realized Loss that

                                                           56

might  result  absent such  action),  provided,  however,  that the Master  Servicer  may not modify  materially  or permit any
Subservicer to modify any Mortgage Loan,  including  without  limitation any modification  that would change the Mortgage Rate, forgive the payment of any principal or interest  (unless in connection  with the  liquidation of the related  Mortgage Loan or except in  connection  with  prepayments  to the extent  that such  reamortization  is not  inconsistent  with the terms of the
Mortgage Loan),  capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding  principal  balance of the Mortgage Loan, or extend the final  maturity date of such Mortgage Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master Servicer,  such default is reasonably  foreseeable.  No such modification  shall reduce the Mortgage
Rate on a  Mortgage  Loan  below the  greater  of  (A) one-half  of the  Mortgage  Rate as in effect  on the  Cut-off  Date and
(B) one-half  of the Mortgage  Rate as in effect on the date of such  modification,  but not less than the sum of the Servicing
Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final  maturity  date for any Mortgage Loan shall not be extended  beyond the Maturity Date.  Also, the aggregate  principal  balance of all Reportable  Modified  Mortgage Loans subject  to  Servicing  Modifications  (measured  at the time of the  Servicing  Modification  and after  giving  effect to any
Servicing  Modification)  can be no more than five percent of the aggregate  principal  balance of the Mortgage Loans as of the
Cut-off  Date,  provided,  that  such  limit  may be  increased  from  time  to time if each  Rating  Agency  provides  written confirmation  that an increase  in excess of that limit will not reduce the rating  assigned to any  Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing
Date by such Rating Agency.  In addition,  any amounts owing on a Mortgage Loan added to the outstanding  principal  balance of such  Mortgage  Loan  must be fully  amortized  over the  term of such  Mortgage  Loan,  and such  amounts  may be added to the outstanding  principal  balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be implemented in accordance  with the Program Guide and may be implemented only by Subservicers  that have been approved by the Master  Servicer for such purposes.  In connection with any Curtailment of a Mortgage  Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the Mortgage Loan to be  re-amortized  such that the Monthly  Payment is  recalculated  as an amount that will fully  amortize the remaining  principal  balance  thereof by the original  maturity  date based on the original  Mortgage
Rate;  provided,  that such reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

         (b)      The Master  Servicer  shall  establish and maintain a Custodial  Account in which the Master  Servicer  shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided herein,  the following payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans  subsequent to the Cut-off Date
(other than in respect of Monthly Payments due before or in the month of the Cut-off Date):

                  (i)      All payments on account of  principal,  including  Principal  Prepayments  made by Mortgagors on the
Mortgage Loans and the principal  component of any  Subservicer  Advance or of any REO Proceeds  received in connection with an
REO Property for which an REO Disposition has occurred;

                  (ii)     All payments on account of interest at the Adjusted  Mortgage Rate on the Mortgage Loans,  including the  interest  component of any  Subservicer  Advance or of any REO Proceeds  received in  connection  with an REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance Proceeds,  Subsequent  Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

                  (iv)     All  proceeds  of any  Mortgage  Loans  purchased  pursuant  to  Section 2.02,  2.03,  2.04  or 4.07
(including  amounts received from Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement

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in respect of any  liability,  penalty or expense that resulted from a breach of the  representation  and warranty set forth in clause (w) of  Section 4  of the  Assignment  Agreement)  and all  amounts  required to be  deposited  in  connection  with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

                  (v)      Any amounts  required to be deposited  pursuant to  Section 3.07(c)  and any payments or collections received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the Custodial  Account shall be  exclusive,  it being  understood  and agreed that, without  limiting  the  generality  of the  foregoing,  payments  on the  Mortgage  Loans  which are not part of the Trust Fund
(consisting  of Monthly  Payments due before or in the month of the Cut-off  Date) and payments or  collections  consisting  of late payment  charges or  assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In
the event any amount not required to be deposited in the  Custodial  Account is so  deposited,  the Master  Servicer may at any time withdraw such amount from the Custodial  Account,  any  provision  herein to the contrary  notwithstanding.  The Custodial
Account may contain  funds that belong to one or more trust funds  created  for  mortgage  pass-through  certificates  of other series and may contain  other funds  respecting  payments on mortgage  loans  belonging  to the Master  Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling of funds, the Master Servicer shall keep records that accurately  reflect the funds on deposit in the Custodial  Account that have been  identified by it as being  attributable to the Mortgage Loans. With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds,  Subsequent Recoveries and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received in any calendar  month, the Master  Servicer  may elect to treat such amounts as included in the  Available  Distribution  Amount for the  Distribution
Date in the month of receipt,  but is not  obligated  to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

         (c)      The Master  Servicer shall use its best efforts to cause the institution  maintaining  the Custodial  Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments  which shall mature not later than the  Certificate  Account  Deposit Date next  following the date of such  investment  (with the exception of the
Amount Held for Future  Distribution)  and which shall not be sold or  disposed  of prior to their  maturities.  All income and gain realized from any such  investment  shall be for the benefit of the Master Servicer as additional  servicing  compensation and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such investments  attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial
Account by the Master Servicer out of its own funds immediately as realized.

         (d)      The Master  Servicer  shall give notice to the Trustee and the Depositor of any change in the location of the
Custodial Account and the location of the Certificate Account prior to the use thereof.

         Section 3.08.     Subservicing Accounts; Servicing Accounts.

         (a)      In those cases where a Subservicer  is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement,  the
Master Servicer shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more
Subservicing  Accounts  which shall be an Eligible  Account or, if such  account is not an Eligible  Account,  shall  generally satisfy the  requirements of the Program Guide and be otherwise  acceptable to the Master Servicer and each Rating Agency.  The
Subservicer will be required  thereby to deposit into the Subservicing  Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer,  less its Subservicing  Fees and  unreimbursed  advances and expenses,  to the extent permitted by

                                                           58

the Subservicing  Agreement.  If the Subservicing  Account is not an Eligible  Account,  the Master Servicer shall be deemed to have received such monies upon receipt  thereof by the  Subservicer.  The  Subservicer  shall not be required to deposit in the
Subservicing  Account  payments or  collections  in the nature of late charges or assumption  fees, or payments or  collections received in the nature of prepayment  charges to the extent that the  Subservicer  is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or  before  the date  specified  in the  Program  Guide,  but in no event  later  than the
Determination Date, the Master Servicer shall cause the Subservicer,  pursuant to the Subservicing  Agreement,  to remit to the
Master Servicer for deposit in the Custodial  Account all funds held in the Subservicing  Account with respect to each Mortgage
Loan  serviced by such  Subservicer  that are  required to be remitted to the Master  Servicer.  The  Subservicer  will also be required,  pursuant to the  Subservicing  Agreement,  to advance on such  scheduled  date of  remittance  amounts  equal to any scheduled  monthly  installments of principal and interest less its  Subservicing  Fees on any Mortgage Loans for which payment was not received by the  Subservicer.  This  obligation  to advance with respect to each  Mortgage Loan will continue up to and including the first of the month following the date on which the related  Mortgaged  Property is sold at a foreclosure  sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances  received by the Master  Servicer shall be deposited promptly by it in the Custodial Account.

         (b)      The  Subservicer  may also be  required,  pursuant  to the  Subservicing  Agreement,  to remit to the  Master
Servicer for deposit in the Custodial  Account  interest at the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received by such  Subservicer  in respect  of a  Mortgage  Loan from the  related  Mortgagor  during any month that is to be applied by the
Subservicer to reduce the unpaid  principal  balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such  Curtailment to the first day of the following  month.  Any amounts paid by a Subservicer  pursuant to the preceding  sentence shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

         (c)      In  addition  to the  Custodial  Account  and the  Certificate  Account,  the Master  Servicer  shall for any
Nonsubserviced  Mortgage Loan, and shall cause the Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more Servicing  Accounts and deposit and retain therein all collections from the Mortgagors (or advances from  Subservicers)
for the payment of taxes,  assessments,  hazard  insurance  premiums,  Primary  Insurance Policy  premiums,  if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the requirements for a Subservicing
Account  and, to the extent  permitted by the Program  Guide or as is otherwise  acceptable  to the Master  Servicer,  may also function as a Subservicing  Account.  Withdrawals of amounts  related to the Mortgage Loans from the Servicing  Accounts may be made only to effect timely payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable  items, to reimburse the Master Servicer or Subservicer out of related  collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance  Policy) and 3.12(a) (with respect to hazard  insurance), to refund to any  Mortgagors  any sums as may be determined  to be overages,  to pay  interest,  if required,  to Mortgagors on balances in the  Servicing  Account or to clear and terminate the Servicing  Account at the  termination  of this  Agreement in accordance with  Section 9.01 or in accordance  with the Program Guide.  As part of its servicing  duties,  the Master Servicer shall, and the Subservicers will,  pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors  interest on funds in this account to the extent required by law.

         (d)      The Master  Servicer shall advance the payments  referred to in the preceding  subsection that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due,  but the Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the

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good faith judgment of the Master Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds,  Liquidation
Proceeds or otherwise.

         Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event that  compliance  with this  Section 3.09  shall make any Class of  Certificates  legal for investment by federally insured savings and loan associations,  the Master Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision  or the FDIC and the  supervisory  agents and examiners  thereof  access to the documentation  regarding  the Mortgage  Loans  required by applicable  regulations  of the Office of Thrift  Supervision,  such access  being  afforded  without  charge but only upon  reasonable  request  and during  normal  business  hours at the offices designated by the Master Servicer.  The Master Servicer shall permit such  representatives  to photocopy any such documentation and shall provide equipment for that purpose at a charge  reasonably  approximating the cost of such photocopying to the Master
Servicer.

         Section 3.10.     Permitted Withdrawals from the Custodial Account.

         (a)      The Master Servicer may, from time to time as provided herein,  make  withdrawals from the Custodial  Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                  (i)      to make  deposits  into the  Certificate  Account in the amounts and in the manner  provided  for in
Section 4.01;

                  (ii)     to reimburse  itself or the related  Subservicer  for previously  unreimbursed  Advances,  Servicing
Advances or other  expenses  made  pursuant  to  Sections  3.01,  3.07(a),  3.08,  3.11,  3.12(a),  3.14 and 4.04 or  otherwise reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts received on the related
Mortgage Loans (including,  for this purpose,  REO Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to  Section 2.02,  2.03,  2.04 or 4.07) which  represent (A) Late  Collections  of Monthly
Payments for which any such  advance was made in the case of  Subservicer  Advances or Advances  pursuant to  Section 4.04  and
(B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                  (iii)    to pay to itself or the related  Subservicer (if not previously retained by such Subservicer) out of each payment  received by the Master  Servicer on account of interest on a Mortgage Loan as  contemplated  by Sections 3.14 and
3.16,  an amount equal to that  remaining  portion of any such payment as to interest  (but not in excess of the  Servicing Fee and the  Subservicing  Fee, if not  previously  retained)  which,  when deducted,  will result in the remaining  amount of such interest  being  interest at a rate per annum equal to the Net Mortgage  Rate (or  Modified Net Mortgage  Rate in the case of a
Modified  Mortgage Loan) on the amount  specified in the  amortization  schedule of the related  Mortgage Loan as the principal balance  thereof at the  beginning of the period  respecting  which such  interest was paid after giving effect to any previous
Curtailments;

                  (iv)     to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds and other  property  deposited  in or  credited to the  Custodial  Account  that it is  entitled to withdraw  pursuant to
Section 3.07(c);

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                  (v)      to pay to itself as additional  servicing  compensation  any  Foreclosure  Profits,  and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                  (vi)     to pay to  itself,  a  Subservicer,  a  Seller,  Residential  Funding,  the  Depositor  or any other appropriate  Person,  as the case may be, with respect to each Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred  pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase
Price is determined;

                  (vii)    to reimburse  itself or the related  Subservicer for any  Nonrecoverable  Advance or Advances in the
manner and to the extent  provided in subsection  (c) below,  and any Advance or Servicing  Advance made in  connection  with a modified  Mortgage  Loan that is in default  or, in the  judgment of the Master  Servicer,  default is  reasonably  foreseeable pursuant to  Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal
Balance of the Mortgage Loan in a prior calendar month;

                  (viii)   to  reimburse  itself or the  Depositor  for  expenses  incurred  by and  reimbursable  to it or the
Depositor  pursuant to  Section 3.01(a),  3.11, 3.13,  3.14(c),  6.03, 10.01 or otherwise,  or in connection with enforcing any repurchase,  substitution  or  indemnification  obligation  of any Seller  (other than the  Depositor  or an  Affiliate  of the
Depositor) pursuant to the related Seller's Agreement;

                  (ix)     to  reimburse  itself for amounts  expended  by it (a)  pursuant  to  Section 3.14  in good faith in connection  with the restoration of property  damaged by an Uninsured  Cause,  and (b) in  connection with the liquidation of a
Mortgage  Loan or  disposition  of an REO  Property to the extent not  otherwise  reimbursed  pursuant to clause (ii) or (viii)
above; and

                  (x)      to withdraw  any amount  deposited  in the  Custodial  Account that was not required to be deposited therein  pursuant to  Section 3.07,  including  any payoff fees or penalties  or any other  additional  amounts  payable to the
Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

         (b)      Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master  Servicer's entitlement  thereto is limited to collections  or other  recoveries on the related  Mortgage  Loan, the Master  Servicer shall keep and  maintain  separate  accounting,  on a Mortgage  Loan by  Mortgage  Loan  basis,  for the  purpose of  justifying  any withdrawal from the Custodial Account pursuant to such clauses.

         (c)      The Master  Servicer shall be entitled to reimburse  itself or the related  Subservicer  for any advance made in respect of a Mortgage  Loan that the Master  Servicer  determines  to be a  Nonrecoverable  Advance by  withdrawal  from the
Custodial  Account of amounts on deposit therein  attributable  to the Mortgage Loans on any  Certificate  Account Deposit Date
succeeding the date of such  determination.  Such right of reimbursement in respect of a Nonrecoverable  Advance relating to an
Advance  made  pursuant  to  Section 4.04  on any such  Certificate  Account  Deposit  Date  shall be  limited to an amount not exceeding the portion of such advance  previously  paid to  Certificateholders  (and not  theretofore  reimbursed to the Master
Servicer or the related Subservicer).

         Section 3.11.     Maintenance of Primary Insurance Coverage.

         (a)      The Master  Servicer  shall not take,  or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the actions of the Master Servicer or
Subservicer,  would have been covered  thereunder.  To the extent  coverage is  available,  the Master  Servicer  shall keep or

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cause to be kept in full force and effect  each such  Primary  Insurance  Policy  until the  principal  balance of the  related
Mortgage Loan secured by a Mortgaged  Property is reduced to 80% or less of the Appraised  Value at  origination in the case of such a Mortgage  Loan having a  Loan-to-Value  Ratio at  origination  in excess of 80%,  provided  that such Primary  Insurance
Policy was in place as of the Cut-off  Date and the Master  Servicer  had  knowledge  of such  Primary  Insurance  Policy.  The
Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy  applicable to a Nonsubserviced  Mortgage
Loan, or consent to any Subservicer  canceling or refusing to renew any such Primary  Insurance Policy applicable to a Mortgage
Loan  subserviced by it, that is in effect at the date of the initial  issuance of the  Certificates and is required to be kept in force hereunder unless the replacement  Primary Insurance Policy for such canceled or non-renewed  policy is maintained with an insurer whose  claims-paying  ability is acceptable to each Rating Agency for mortgage  pass-through  certificates  having a rating  equal to or better  than the lower of the  then-current  rating or the rating  assigned to the  Certificates  as of the
Closing Date by such Rating Agency.

         (b)      In connection with its activities as  administrator  and servicer of the Mortgage Loans,  the Master Servicer agrees to present or to cause the related  Subservicer to present, on behalf of the Master Servicer,  the Subservicer,  if any, the  Trustee  and  Certificateholders,  claims to the  insurer  under any Primary  Insurance  Policies,  in a timely  manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance  Policies  respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any
Insurance  Proceeds  collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

         Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

         (a)      The Master  Servicer  shall cause to be  maintained  for each  Mortgage  Loan fire  insurance  with  extended coverage  in an amount  which is equal to the  lesser  of the  principal  balance  owing on such  Mortgage  Loan or 100% of the insurable value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount required to fully  compensate  for any loss or damage on a  replacement  cost basis.  To the extent it may do so without  breaching  the related Subservicing  Agreement,  the Master Servicer shall replace any Subservicer that does not cause such insurance,  to the extent it is available,  to be  maintained.  The Master  Servicer  shall also cause to be maintained on property  acquired upon foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan,  fire insurance with extended  coverage in an amount which is at least equal to the amount necessary to avoid the application of any  co-insurance  clause contained in the related hazard insurance  policy.  Pursuant to Section 3.07,  any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property  thus  acquired or amounts released to the Mortgagor in accordance  with the Master  Servicer's  normal  servicing  procedures)  shall be deposited in the
Custodial  Account,  subject to withdrawal  pursuant to  Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance  shall not, for the purpose of calculating  monthly  distributions  to  Certificateholders,  be added to the amount owing under the  Mortgage  Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.  Such costs shall be recoverable by the Master  Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds and Liquidation
Proceeds  to the extent  permitted  by  Section 3.10.  It is  understood  and agreed  that no  earthquake  or other  additional insurance  is to be required of any  Mortgagor  or  maintained  on property  acquired in respect of a Mortgage  Loan other than pursuant  to such  applicable  laws and  regulations  as shall at any time be in force  and as shall  require  such  additional insurance.  Whenever the  improvements  securing a Mortgage Loan are located at the time of  origination  of such Mortgage Loan in a  federally  designated  special  flood  hazard  area,  the Master  Servicer  shall cause  flood  insurance  (to the extent available) to be  maintained  in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required  to  compensate  for any loss or damage to the  Mortgaged  Property on a  replacement  cost basis and (ii) the

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maximum amount of such insurance  available for the related  Mortgaged  Property  under the national  flood  insurance  program
(assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Master  Servicer  shall  obtain and  maintain a blanket  fire  insurance  policy  with  extended coverage  insuring  against hazard losses on all of the Mortgage Loans,  it shall  conclusively be deemed to have satisfied its obligations as set forth in the first  sentence of this  Section 3.12(a),  it being  understood and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer shall, in the event that there shall not have been maintained on the related  Mortgaged  Property a policy  complying  with the first sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the Certificate  Account the amount not otherwise payable under the blanket  policy  because of such  deductible  clause.  Any such deposit by the Master  Servicer  shall be made on the
Certificate  Account Deposit Date next preceding the  Distribution  Date which occurs in the month following the month in which payments  under any such policy would have been  deposited in the  Custodial  Account.  In  connection  with its  activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present,  on behalf of itself,  the Trustee and
Certificateholders, claims under any such blanket policy.

         (b)      The  Master  Servicer  shall  obtain  and  maintain  at its own  expense  and keep in full  force and  effect throughout  the term of this  Agreement a blanket  fidelity  bond and an errors and  omissions  insurance  policy  covering the
Master  Servicer's  officers and  employees and other persons  acting on behalf of the Master  Servicer in connection  with its activities  under this  Agreement.  The amount of coverage  shall be at least equal to the  coverage  that would be required by
Fannie Mae or Freddie Mac,  whichever is greater,  with respect to the Master  Servicer if the Master  Servicer were  servicing and  administering  the Mortgage  Loans for Fannie Mae or Freddie  Mac. In the event that any such bond or policy  ceases to be in effect,  the Master  Servicer shall obtain a comparable  replacement  bond or policy from an issuer or insurer,  as the case may be,  meeting the  requirements,  if any, of the  Program  Guide and  acceptable  to the  Depositor.  Coverage of the Master
Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and  providing the coverage  required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

         (a)      When any Mortgaged Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the extent it has knowledge of such conveyance,  shall enforce any due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent  permitted under  applicable law and  governmental  regulations,  but only to the extent that such  enforcement will not adversely affect or jeopardize  coverage under any Required  Insurance Policy.  Notwithstanding  the foregoing:  (i) the Master
Servicer  shall not be deemed to be in default under this  Section 3.13(a)  by reason of any transfer or  assumption  which the
Master Servicer is restricted by law from preventing;  and (ii) if the Master Servicer  determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid  enforcement of a due-on-sale  clause  contained in any Mortgage Note or Mortgage,  the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b)      Subject  to the  Master  Servicer's  duty to  enforce  any  due-on-sale  clause  to the  extent  set forth in
Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an  assumption  or  modification  agreement  or  supplement  to the  Mortgage  Note or Mortgage  which  requires the signature of the Trustee,  or if an  instrument  of release  signed by the Trustee is required  releasing  the  Mortgagor  from liability  on the  Mortgage  Loan,  the Master  Servicer  is  authorized,  subject to the  requirements  of the  sentence  next

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following,  to execute and deliver,  on behalf of the Trustee,  the assumption  agreement with the Person to whom the Mortgaged
Property  is to be  conveyed  and  such  modification  agreement  or  supplement  to the  Mortgage  Note or  Mortgage  or other instruments  as are  reasonable  or necessary  to carry out the terms of the  Mortgage  Note or Mortgage or otherwise to comply with any applicable laws regarding  assumptions or the transfer of the Mortgaged  Property to such Person;  provided,  however, none of such terms and requirements shall both constitute a "significant  modification"  effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations  promulgated  thereunder) and cause any
REMIC created  hereunder  to  fail  to  qualify  as a  REMIC  under  the  Code  or the  imposition  of any  tax on  "prohibited transactions"  or  "contributions"  after the Startup Date under the REMIC  Provisions.  The Master  Servicer shall execute and deliver such documents only if it reasonably  determines that (i) its execution and delivery  thereof will not conflict with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any required  consents of insurers under any Required  Insurance  Policies have been obtained and (iii)
subsequent to the closing of the  transaction  involving  the  assumption or transfer (A) the Mortgage Loan will continue to be secured by a first  mortgage lien pursuant to the terms of the Mortgage,  (B) such  transaction  will not adversely  affect the coverage  under any Required  Insurance  Policies,  (C) the Mortgage Loan will fully  amortize over the remaining term thereof,
(D) no material  term of the Mortgage  Loan  (including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the  Mortgage  Loan be changed and (E) if the  seller/transferor  of the  Mortgaged  Property  is to be  released  from liability on the Mortgage Loan, the  buyer/transferee  of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally  comparable credit quality and such release will not (based on the Master  Servicer's or Subservicer's  good faith  determination)  adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate  instructions from the Master Servicer in accordance with the foregoing,  the Trustee shall execute any necessary  instruments for such assumption or  substitution of liability as directed by the Master  Servicer.  Upon the closing of the  transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release
(if any),  or the  modification  or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and  deposited  with the  Mortgage  File for such  Mortgage  Loan.  Any fee  collected  by the Master  Servicer or such related
Subservicer for entering into an assumption or  substitution of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (c)      The Master  Servicer or the related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement  thereon in favor of another Person,  any alteration or demolition of the related Mortgaged  Property or other similar matters if it has determined, exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan, that the security for, and the timely and full  collectability  of, such Mortgage Loan would not be adversely  affected thereby and that any REMIC created  hereunder  would not fail to continue to qualify as a REMIC under the Code as a result  thereof and
(subject to  Section 10.01(f))  that no tax on "prohibited  transactions"  or  "contributions"  after the Startup Date would be imposed  on any REMIC  created  hereunder  as a result  thereof.  Any fee  collected  by the  Master  Servicer  or the  related
Subservicer for processing such a request will be retained by the Master Servicer or such  Subservicer as additional  servicing compensation.

         (d)      Subject to any other  applicable  terms and  conditions of this  Agreement,  the Trustee and Master  Servicer shall be entitled to approve an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment  provides the Trustee and Master Servicer with a "Lender
Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M,  in form and substance  satisfactory to the Trustee and Master  Servicer,  providing  the  following:  (i) that the Mortgage  Loan is secured by Mortgaged  Property

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located in a jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing  under,  the laws of such  jurisdiction;
(ii) that the substance of the  assignment  is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction  under,  such local laws;  (iii) that the Mortgage Loan following  the  proposed  assignment  will have a rate of  interest  at least 0.25% below or above the rate of interest on such
Mortgage  Loan prior to such proposed  assignment;  and (iv) that such  assignment is at the request of the borrower  under the related  Mortgage Loan.  Upon approval of an assignment in lieu of  satisfaction  with respect to any Mortgage Loan, the Master
Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued interest on such Mortgage Loan, and the Master  Servicer  shall treat such amount as a Principal  Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.14.     Realization Upon Defaulted Mortgage Loans.

         (a)      The  Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which  may  include an REO
Acquisition)  the  ownership of properties  securing such of the Mortgage  Loans as come into and continue in default and as to
which  no  satisfactory   arrangements  can  be  made  for  collection  of  delinquent   payments   pursuant  to  Section 3.07.
Alternatively,  the Master  Servicer  may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include (i)
accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the  Mortgaged  Property by the  Mortgagor) or  permitting a short  refinancing  (a payoff of the Mortgage
Loan for an amount  less than the total  amount  contractually  owed in order to  facilitate  refinancing  transactions  by the
Mortgagor  not  involving  a sale of the  Mortgaged  Property),  (ii)  arranging  for a repayment  plan or (iii)  agreeing to a modification in accordance with  Section 3.07.  In connection with such foreclosure or other  conversion or action,  the Master
Servicer  shall,  consistent with  Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its  general  mortgage  servicing  activities  and as shall be  required  or  permitted  by the
Program  Guide;  provided  that the Master  Servicer  shall not be liable in any respect  hereunder  if the Master  Servicer is acting  in  connection  with any such  foreclosure  or other  conversion  or  action in a manner  that is  consistent  with the provisions  of this  Agreement.  The Master  Servicer,  however,  shall not be  required to expend its own funds or incur other reimbursable  charges in connection  with any  foreclosure,  or attempted  foreclosure  which is not completed,  or towards the correction  of any default on a related  senior  mortgage  loan,  or towards the  restoration  of any property  unless it shall determine  (i) that such  restoration  and/or  foreclosure  will increase the proceeds of  liquidation  of the Mortgage Loan to
Holders of  Certificates of one or more Classes after  reimbursement  to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial  Account  pursuant to Section 3.10,  whether or not such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds).
In the event of such a determination  by the Master  Servicer  pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10.

                  In addition,  the Master  Servicer may pursue any remedies that may be available in connection  with a breach of a  representation  and warranty with respect to any such Mortgage Loan in accordance  with Sections 2.03 and 2.04.  However, the Master Servicer is not required to continue to pursue both  foreclosure (or similar  remedies) with respect to the Mortgage
Loans and remedies in  connection  with a breach of a  representation  and warranty if the Master  Servicer  determines  in its reasonable  discretion  that one such remedy is more likely to result in a greater  recovery as to the Mortgage Loan.  Upon the occurrence  of a Cash  Liquidation  or REO  Disposition,  following  the  deposit in the  Custodial  Account  of all  Insurance
Proceeds,  Liquidation  Proceeds and other payments and recoveries  referred to in the definition of "Cash Liquidation" or "REO

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Disposition,"  as  applicable,  upon  receipt by the  Trustee of written  notification  of such  deposit  signed by a Servicing
Officer,  the Trustee or any Custodian,  as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee  shall execute and deliver such  instruments  of transfer or assignment  prepared by the Master  Servicer,  in each case without  recourse,  as shall be necessary to vest in the Master Servicer or its designee,  as the case may be, the related
Mortgage  Loan,  and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other provision of this  Agreement,  in the Master  Servicer's  sole discretion with respect to any defaulted  Mortgage Loan or
REO  Property  as to either of the  following  provisions,  (i) a Cash  Liquidation  or REO  Disposition  may be deemed to have occurred if substantially  all amounts expected by the Master Servicer to be received in connection with the related  defaulted
Mortgage  Loan or REO  Property  have been  received,  and (ii) for  purposes  of  determining  the  amount of any  Liquidation
Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections or the amount of any Realized Loss, the Master
Servicer may take into account  minimal  amounts of additional  receipts  expected to be received or any  estimated  additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

         (b)      In the event that title to any  Mortgaged  Property  is  acquired  by the Trust  Fund as an REO  Property  by foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate  of sale  shall be issued to the  Trustee  or to its nominee  on behalf of  Certificateholders.  Notwithstanding  any such  acquisition  of title and  cancellation  of the  related
Mortgage  Loan,  such REO Property  shall (except as otherwise  expressly  provided  herein) be considered to be an Outstanding
Mortgage  Loan held in the Trust Fund until such time as the REO Property  shall be sold.  Consistent  with the  foregoing  for purposes of all calculations  hereunder so long as such REO Property shall be considered to be an Outstanding  Mortgage Loan it shall be  assumed  that,  notwithstanding  that the  indebtedness  evidenced  by the  related  Mortgage  Note  shall  have been discharged,  such Mortgage Note and the related  amortization  schedule in effect at the time of any such  acquisition of title
(after giving effect to any previous  Curtailments  and before any  adjustment  thereto by reason of any  bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

         (c)      In the event that the Trust Fund  acquires any REO Property as  aforesaid or otherwise in  connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer  on behalf of the Trust Fund shall  dispose of such REO
Property as soon as  practicable,  giving due  consideration  to the  interests  of the  Certificateholders,  but in all cases, within three full years after the taxable year of its acquisition by the Trust Fund for purposes of  Section 860G(a)(8)  of the
Code (or such  shorter  period as may be  necessary  under  applicable  state  (including  any state in which such  property is located)  law to maintain the status of each REMIC  created  hereunder  as a REMIC under  applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property under  applicable  state law) or, at the expense of the Trust
Fund,  request,  more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer  (subject to  Section 10.01(f))  obtains for the Trustee an Opinion of Counsel,  addressed to the Trustee and the Master Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent to such period will not result in the  imposition  of taxes on  "prohibited  transactions"  as defined in  Section 860F  of the Code or cause any REMIC  created  hereunder to fail to qualify as a REMIC (for federal (or any  applicable  State or local)  income tax purposes)  at any time that any  Certificates  are  outstanding,  in which  case the Trust Fund may  continue  to hold such REO
Property  (subject to any  conditions  contained  in such  Opinion of  Counsel).  The Master  Servicer  shall be entitled to be reimbursed  from the  Custodial  Account  for any costs  incurred  in  obtaining  such  Opinion  of  Counsel,  as  provided  in
Section 3.10.  Notwithstanding  any other  provision of this  Agreement,  no REO  Property  acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or pursuant to any terms  that would (i) cause  such REO  Property  to fail to qualify  as  "foreclosure  property"  within the  meaning of

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Section 860G(a)(8)  of the Code or (ii) subject any REMIC created  hereunder to the  imposition of any federal  income taxes on the income earned from such REO Property,  including any taxes  imposed by reason of  Section 860G(c)  of the Code,  unless the
Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (d)      The  proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or  repurchase  of any  Mortgage  Loan pursuant  to the  terms of this  Agreement,  as well as any  recovery  (other  than  Subsequent  Recoveries)  resulting  from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the following order of priority:
first,  to reimburse the Master  Servicer or the related  Subservicer in accordance with  Section 3.10(a)(ii);  second,  to the
Certificateholders  to the extent of accrued and unpaid  interest on the Mortgage Loan,  and any related REO Imputed  Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  to the Due Date in the
related  Due  Period  prior  to  the  Distribution  Date  on  which  such  amounts  are  to  be  distributed;   third,  to  the
Certificateholders  as a recovery of  principal on the Mortgage  Loan (or REO  Property);  fourth,  to all  Servicing  Fees and
Subservicing  Fees payable  therefrom (and the Master  Servicer and the Subservicer  shall have no claims for any  deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

         (e)      In the event of a default on a Mortgage  Loan one or more of whose  obligors is not a United  States  Person, in connection  with any  foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of
such  Mortgage   Loan,   the  Master   Servicer   shall  cause   compliance   with  the   provisions  of  Treasury   Regulation
Section 1.1445-2(d)(3)  (or any successor  thereto)  necessary to assure that no withholding tax obligation arises with respect to the  proceeds of such  foreclosure  except to the extent,  if any,  that  proceeds of such  foreclosure  are  required to be remitted to the obligors on such Mortgage Loan.

         Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

         (a)      Upon becoming aware of the payment in full of any Mortgage  Loan, or upon the receipt by the Master  Servicer of a  notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer shall immediately  notify the Trustee (if it holds the related  Mortgage  File) or the  Custodian by a  certification  of a Servicing
Officer  (which  certification  shall  include a  statement  to the effect  that all  amounts  received  or to be  received  in connection with such payment which are required to be deposited in the Custodial  Account  pursuant to  Section 3.07  have been or will be so  deposited),  substantially  in the form  attached  hereto  as  Exhibit G,  or,  in the case of a  Custodian,  an electronic  request in a form  acceptable to the Custodian,  requesting  delivery to it of the Mortgage  File.  Upon receipt of such  certification and request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Mortgage
File to the Master  Servicer.  The Master  Servicer  is  authorized  to execute and  deliver to the  Mortgagor  the request for reconveyance,  deed of  reconveyance  or release or  satisfaction  of mortgage  or such  instrument  releasing  the lien of the
Mortgage,  together with the Mortgage Note with, as  appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS® System of such  Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC  termination  statements.  No expenses  incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

         (b)      From time to time as is  appropriate  for the  servicing  or  foreclosure  of any Mortgage  Loan,  the Master
Servicer shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially  in the form  attached as Exhibit G  hereto,  or, in the case of a Custodian,  an  electronic  request in a form  acceptable to the
Custodian,  requesting  that  possession  of all, or any document  constituting  part of, the Mortgage  File be released to the

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Master  Servicer and  certifying  as to the reason for such release and that such release  will not  invalidate  any  insurance coverage  provided in respect of the Mortgage Loan under any Required  Insurance  Policy.  Upon receipt of the  foregoing,  the
Trustee shall deliver,  or cause the Custodian to deliver,  the Mortgage File or any document  therein to the Master  Servicer.
The Master  Servicer shall cause each Mortgage File or any document  therein so released to be returned to the Trustee,  or the
Custodian  as agent for the Trustee when the need  therefor by the Master  Servicer no longer  exists,  unless (i) the Mortgage
Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage  Loan have been  deposited in the Custodial
Account or (ii) the Mortgage File or such document has been delivered  directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of  initiating  or pursuing  legal action or other proceedings for the  foreclosure of the Mortgaged  Property either  judicially or  non-judicially,  and the Master Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing Officer  certifying as to the name and address  of the Person to which such  Mortgage  File or such  document  was  delivered  and the  purpose  or  purposes  of such delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master  Servicer  upon the  Trustee's  receipt of  notification  from the Master  Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

         (c)      The  Trustee  or the  Master  Servicer  on the  Trustee's  behalf  shall  execute  and  deliver to the Master
Servicer,  if necessary,  any court pleadings,  requests for trustee's sale or other documents  necessary to the foreclosure or trustee's sale in respect of a Mortgaged  Property or to any legal action brought to obtain  judgment  against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other remedies or rights  provided by the
Mortgage  Note or Mortgage or otherwise  available at law or in equity.  Together  with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such pleadings or  documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the  execution and delivery  thereof by the Trustee shall not  invalidate  any insurance  coverage  under any Required
Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.16.     Servicing and Other Compensation; Compensating Interest.

         (a)      The Master  Servicer,  as  compensation  for its activities  hereunder,  shall be entitled to receive on each
Distribution  Date the amounts  provided for by clauses  (iii),  (iv), (v) and (vi) of  Section 3.10(a),  subject to clause (e)
below.  The  amount  of  servicing   compensation  provided  for  in  such  clauses  shall  be  accounted  for  on  a  Mortgage
Loan-by-Mortgage  Loan basis.  In the event that  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds  (net of amounts reimbursable therefrom pursuant to  Section 3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal  balance of such Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  the
Master  Servicer shall be entitled to retain  therefrom and to pay to itself and/or the related  Subservicer,  any  Foreclosure
Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

         (b)      Additional  servicing  compensation in the form of assumption fees, late payment charges,  investment  income on amounts in the Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the Master Servicer or the
Subservicer  to the extent  provided  herein,  subject to clause (e) below.  Prepayment  charges  shall be  deposited  into the
Certificate Account and shall be paid on each Distribution Date to the holders of the Class SB Certificates.

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         (c)      The  Master  Servicer  shall  be  required  to pay,  or  cause to be paid,  all  expenses  incurred  by it in connection with its servicing activities  hereunder (including payment of premiums for the Primary Insurance Policies,  if any, to the extent such  premiums  are not required to be paid by the related  Mortgagors,  and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to  reimbursement  therefor except as  specifically  provided in Sections 3.10 and
3.14.

         (d)      The Master  Servicer's  right to receive  servicing  compensation  may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities  and  obligations  of the Master  Servicer  under this
Agreement.

         (e)      Notwithstanding  clauses (a) and (b) above,  the amount of servicing  compensation  that the Master  Servicer shall be entitled to receive for its  activities  hereunder  for the period ending on each  Distribution  Date shall be reduced
(but not below  zero) by the amount of  Compensating  Interest  (if any) for such  Distribution  Date used to cover  Prepayment
Interest  Shortfalls as provided in  Section 3.16(f)  below.  Such  reduction  shall be applied  during such period as follows:
first, to any Servicing Fee or  Subservicing  Fee to which the Master  Servicer is entitled  pursuant to  Section 3.10(a)(iii);
and second,  to any income or gain realized  from any  investment  of funds held in the  Custodial  Account or the  Certificate
Account to which the Master  Servicer  is  entitled  pursuant to  Sections  3.07(c) or  4.01(c),  respectively.  In making such reduction,  the Master Servicer shall not withdraw from the Custodial Account any such amount  representing all or a portion of the Servicing Fee to which it is entitled  pursuant to  Section 3.10(a)(iii)  and shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(c).

         (f)      With respect to any Distribution Date,  Prepayment  Interest Shortfalls on the Mortgage Loans will be covered first,  by the Master  Servicer,  but only to the extent such  Prepayment  Interest  Shortfalls do not exceed  Eligible  Master
Servicing Compensation.

         Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than  fifteen  days after it  receives  a written  request  from the  Trustee or the  Depositor,  the Master
Servicer  shall  forward to the Trustee and the  Depositor a statement,  certified by a Servicing  Officer,  setting  forth the status of the Custodial  Account as of the close of business on the immediately  preceding  Distribution  Date as it relates to the Mortgage Loans and showing,  for the period  covered by such  statement,  the aggregate of deposits in or withdrawals  from the  Custodial  Account in respect of the  Mortgage  Loans for each  category of deposit  specified  in  Section 3.07  and each category of withdrawal specified in Section 3.10.

         Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual report on
Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  (i) a servicing  assessment as described in Section  4.03(f)(ii) and (ii) a servicer  compliance  statement,  signed by an authorized officer of the Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

                  (A)      A review of the Master  Servicer's  activities  during the reporting  period and of its  performance under this Agreement has been made under such officer's supervision.

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                  (B)      To the best of such officer's  knowledge,  based on such review,  the Master  Servicer has fulfilled all of its obligations  under this Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such  obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

         The Master Servicer shall use commercially  reasonable  efforts to obtain from all other parties  participating in the servicing  function any  additional  certifications  required  under Item 1123 of  Regulation  AB to the extent  required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

         Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before  the  earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during  which the
Depositor's  annual  report  on Form  10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules and regulations  of the  Commission,  the date on which the annual report is required to be filed in  accordance  with the Exchange
Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its expense shall cause a firm of  independent public  accountants,  which shall be members of the  American  Institute  of Certified  Public  Accountants,  to furnish to the
Depositor and the Trustee the  attestation  required  under Item 1122(b) of Regulation AB. In rendering  such  statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by  Subservicers,  upon comparable  statements for examinations  conducted by independent  public  accountants  substantially in accordance with standards  established by the
American  Institute  of  Certified  Public  Accountants  (rendered  within  one year of such  statement)  with  respect to such
Subservicers.

         Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master Servicer shall afford the Depositor and the Trustee,  upon reasonable notice,  during normal business hours access to all records  maintained  by the Master  Servicer  in respect of its rights and  obligations  hereunder  and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon  request,  the Master  Servicer  shall  furnish the
Depositor with its most recent financial  statements and such other information as the Master Servicer possesses  regarding its business,  affairs,  property  and  condition,  financial or  otherwise.  The Master  Servicer  shall also  cooperate  with all reasonable requests for information  including,  but not limited to, notices,  tapes and copies of files, regarding itself, the
Mortgage  Loans or the  Certificates  from any Person or Persons  identified  by the  Depositor  or  Residential  Funding.  The
Depositor may enforce the obligation of the Master  Servicer  hereunder and may, but it is not obligated to, perform or cause a designee to perform,  any defaulted  obligation of the Master Servicer  hereunder or exercise the rights of the Master Servicer hereunder;  provided  that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder  by virtue of such performance  by the  Depositor  or its  designee.  Neither the  Depositor  nor the  Trustee  shall have the  responsibility  or liability  for any  action or failure to act by the Master  Servicer  and the  Depositor  is not  obligated  to  supervise  the performance of the Master Servicer under this Agreement or otherwise.

         Section 3.21.     [Reserved].

         Section 3.22.     Advance Facility.

         (a)      The Master Servicer is hereby  authorized to enter into a financing or other facility (any such  arrangement, an  "Advance  Facility")  under  which (1) the Master  Servicer  sells,  assigns or  pledges to another  Person (an  "Advancing
Person") the Master Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances and/or (2)
an Advancing  Person agrees to fund some or all Advances and/or Servicing  Advances  required to be made by the Master Servicer

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pursuant to this  Agreement.  No consent of the  Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master  Servicer  may enter  into an  Advance  Facility.  Notwithstanding  the  existence  of any  Advance
Facility under which an Advancing Person agrees to fund Advances and/or  Servicing  Advances on the Master  Servicer's  behalf, the Master  Servicer  shall remain  obligated  pursuant to this Agreement to make Advances and Servicing  Advances  pursuant to and as required by this  Agreement.  If the Master Servicer  enters into an Advance  Facility,  and for so long as an Advancing
Person remains entitled to receive  reimbursement for any Advances including  Nonrecoverable  Advances ("Advance  Reimbursement
Amounts") and/or Servicing Advances including  Nonrecoverable  Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance  Facility),  as applicable,  pursuant to this  Agreement,  then the Master Servicer shall identify such
Reimbursement  Amounts  consistent  with the  reimbursement  rights set forth in  Section 3.10(a)(ii)  and (vii) and remit such
Reimbursement  Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation  establishing the
Advance Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance  Facility  Trustee")  designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance  Facility,  the Master Servicer may direct,  and if so directed in writing,  the
Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the  Reimbursement  Amounts  identified  pursuant to the preceding  sentence.  An Advancing  Person whose  obligations  hereunder  are limited to the funding of Advances  and/or
Servicing  Advances  shall not be  required  to meet the  qualifications  of a Master  Servicer  or a  Subservicer  pursuant to
Section 3.02(a)  or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding  anything to the  contrary  herein,  in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be
included in the Available Distribution Amount or distributed to Certificateholders.

         (b)      If the Master Servicer enters into an Advance  Facility and makes the election set forth in  Section 3.22(a), the Master  Servicer and the related  Advancing  Person shall deliver to the Trustee a written  notice and payment  instruction
(an  "Advance  Facility  Notice"),  providing  the Trustee  with  written  payment  instructions  as to where to remit  Advance
Reimbursement  Amounts and/or Servicing Advance  Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent  Distribution  Dates. The payment  instruction shall require the applicable
Reimbursement  Amounts to be distributed to the Advancing Person or to an Advance  Facility  Trustee  designated in the Advance
Facility Notice.  An Advance  Facility Notice may only be terminated by the joint written  direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

         (c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances and/or Servicing  Advances made with respect to the Mortgage  Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance  with
Section 3.10(a)(ii)  and (vii) hereof,  assuming the Master  Servicer or the Advancing  Person had made the related  Advance(s)
and/or Servicing  Advance(s).  Notwithstanding the foregoing,  except with respect to reimbursement of Nonrecoverable  Advances as set forth in  Section 3.10(c)  of this  Agreement,  no Person  shall be  entitled  to  reimbursement  from funds held in the
Collection  Account for future  distribution to  Certificateholders  pursuant to this Agreement.  Neither the Depositor nor the
Trustee shall have any duty or liability with respect to the calculation of any Reimbursement  Amount,  nor shall the Depositor or the Trustee have any  responsibility to track or monitor the  administration of the Advance Facility and the Depositor shall not have any  responsibility to track,  monitor or verify the payment of Reimbursement  Amounts to the related Advancing Person or Advance  Facility  Trustee.  The Master  Servicer  shall  maintain and provide to any successor  master  servicer a detailed accounting on a  loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing

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Person.  The successor master servicer shall be entitled to rely on any such information  provided by the Master Servicer,  and the successor master servicer shall not be liable for any errors in such information.

         (d)      Upon the  direction  of and at the  expense of the  Master  Servicer,  the  Trustee  agrees to  execute  such acknowledgments,  certificates,  and other documents reasonably satisfactory to the Trustee provided by the Master Servicer and reasonably  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or Advance Facility Trustee in such
Reimbursement  Amounts  as the  Master  Servicer  may  cause  to be  made  subject  to  Advance  Facilities  pursuant  to  this
Section 3.22,  and such other  documents in connection with such Advance  Facility as may be reasonably  requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

         (e)      Reimbursement  Amounts  collected  with  respect to each  Mortgage  Loan shall be  allocated  to  outstanding unreimbursed  Advances or  Servicing  Advances  (as the case may be) made with  respect to that  Mortgage  Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

         (i)      Any successor  Master  Servicer to  Residential  Funding (a "Successor  Master  Servicer")  and the Advancing
Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance with this  Section 3.22(e)
to the reimbursement of Advances and Servicing Advances in the manner provided for herein;  provided,  however,  that after the succession  of a Successor  Master  Servicer,  (A) to the extent that any  Advances or Servicing  Advances  with respect to any particular  Mortgage Loan are  reimbursed  from payments or recoveries,  if any, from the related  Mortgagor,  and  Liquidation
Proceeds or Insurance  Proceeds,  if any,  with respect to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the
Advancing Person or Advance  Facility  Trustee in respect of Advances and/or  Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance  Facility Trustee in such Advances and/or Servicing  Advances, second to the Master  Servicer in respect of Advances  and/or  Servicing  Advances  related to that  Mortgage Loan in excess of those in which the Advancing  Person or Advance  Facility  Trustee Person has an interest,  and third, to the Successor  Master
Servicer in respect of any other Advances  and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when collected,  and (B) reimbursements of Advances and Servicing  Advances that are Nonrecoverable  Advances shall be made pro rata to the Advancing Person or Advance  Facility  Trustee,  on the one hand, and any such Successor  Master  Servicer,  on the other hand,  on the basis of the  respective  aggregate  outstanding  unreimbursed  Advances and  Servicing  Advances  that are
Nonrecoverable  Advances owed to the Advancing Person,  Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such
Advances or Servicing  Advances  shall have been made. In the event that, as a result of the FIFO  allocation  made pursuant to this  Section 3.22(e),  some or all of a Reimbursement  Amount paid to the Advancing Person or Advance Facility Trustee relates to  Advances or  Servicing  Advances  that were made by a Person  other than  Residential  Funding or the  Advancing  Person or
Advance  Facility  Trustee,  then the Advancing  Person or Advance  Facility  Trustee shall be required to remit any portion of such  Reimbursement  Amount to the  Person  entitled  to such  portion  of such  Reimbursement  Amount.  Without  limiting  the generality of the  foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the Advancing  Person or Advance
Facility  Trustee  for  all  Advances  and  Servicing  Advances  funded  by  Residential  Funding  to the  extent  the  related
Reimbursement  Amount(s)  have not  been  assigned  or  pledged  to an  Advancing  Person  or  Advance  Facility  Trustee.  The
documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing
Person or Advance  Facility Trustee on each date of remittance  thereof to such Advancing  Person or Advance Facility  Trustee, to enable the  Advancing  Person or Advance  Facility  Trustee to make the FIFO  allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

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         (ii)     By way of  illustration,  and not by way of limiting the generality of the foregoing,  if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance  Facility,  and is replaced by a Successor
Master  Servicer,  and the Successor Master Servicer  directly funds Advances or Servicing  Advances with respect to a Mortgage
Loan and does not assign or pledge the  related  Reimbursement  Amounts to the  related  Advancing  Person or Advance  Facility
Trustee,  then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation  Proceeds with respect to such Mortgage Loan (including  Insurance  Proceeds  collected in connection with a liquidation of such Mortgage
Loan) will be allocated  first to the Advancing  Person or Advance  Facility  Trustee until the related  Reimbursement  Amounts attributable  to such Mortgage Loan that are owed to the Master  Servicer and the  Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor  Master  Servicer,  have been  reimbursed in full, at which point the
Successor Master Servicer shall be entitled to retain all related  Reimbursement  Amounts  subsequently  collected with respect to that Mortgage Loan pursuant to  Section 3.10 of this  Agreement.  To the extent that the Advances or Servicing  Advances are
Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement paid in this  manner  will be made pro rata to the  Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and the
Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

         (f)      The Master  Servicer shall remain  entitled to be reimbursed for all Advances and Servicing  Advances  funded by the Master  Servicer to the extent the related rights to be reimbursed  therefor have not been sold,  assigned or pledged to an Advancing Person.

         (g)      Any  amendment to this  Section 3.22  or to any other  provision of this  Agreement  that may be necessary or appropriate to effect the terms of an Advance Facility as described  generally in this  Section 3.22,  including  amendments to add  provisions  relating to a successor  master  servicer,  may be entered into by the Trustee,  the  Depositor and the Master
Servicer without the consent of any  Certificateholder,  with written  confirmation  from each Rating Agency that the amendment will not result in the  reduction  of the  ratings  on any class of the  Certificates  below the lesser of the then  current or
original  ratings  on  such  Certificates  and  delivery  of  an  Opinion  of  Counsel  as  required  under   Section 11.01(c),
notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

         (h)      Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor Master Servicer or any
other Person  might  otherwise  have  against the Master  Servicer  under this  Agreement  shall not attach to any rights to be reimbursed  for  Advances  or  Servicing  Advances  that have been sold,  transferred,  pledged,  conveyed  or  assigned to any
Advancing Person.

         (i)      At any time when an Advancing  Person shall have ceased funding  Advances and/or  Servicing  Advances (as the case may be) and the  Advancing  Person  or  related  Advance  Facility  Trustee  shall  have  received  Reimbursement  Amounts sufficient  in the  aggregate  to  reimburse  all  Advances  and/or  Servicing  Advances  (as the  case  may be) the  right  to reimbursement  for which were  assigned to the  Advancing  Person,  then upon the  delivery of a written  notice  signed by the
Advancing  Person and the Master Servicer or its successor or assign) to the Trustee  terminating  the Advance  Facility Notice
(the  "Notice of Facility  Termination"),  the Master  Servicer or its  Successor  Master  Servicer  shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

         (j)      After  delivery  of any  Advance  Facility  Notice,  and  until any such  Advance  Facility  Notice  has been terminated by a Notice of Facility  Termination,  this Section 3.22 may not be amended or otherwise  modified without the prior written consent of the related Advancing Person.

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                                                          ARTICLE IV

                                                PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account.

         (a)      The Master  Servicer  acting as agent of the Trustee shall  establish  and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M. New York time on each
Certificate  Account  Deposit  Date by wire  transfer  of  immediately  available  funds an amount  equal to the sum of (i) any
Advance for the immediately  succeeding  Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to  Section 3.12(a),  (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e)
or Section  4.07,  (iv) any amount  required to be paid  pursuant to  Section 9.01,  and  (v) other  amounts  constituting  the
Available Distribution Amount for the immediately succeeding Distribution Date.

         (b)      [Reserved].

         (c)      The  Trustee  shall,  upon  written  request  from the  Master  Servicer,  invest  or cause  the  institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted  Investments  designated in the name of the  Trustee  for the  benefit of the  Certificateholders,  which  shall  mature not later than the  Business  Day next preceding the  Distribution  Date next following the date of such investment  (except that (i) if such Permitted  Investment is an obligation of the  institution  that maintains  such account or fund for which such  institution  serves as custodian,  then such Permitted  Investment may mature on such  Distribution  Date and (ii) any other investment may mature on such Distribution
Date if the Trustee shall advance funds on such  Distribution  Date to the  Certificate  Account in the amount  payable on such investment  on  such  Distribution  Date,  pending  receipt  thereof  to the  extent  necessary  to make  distributions  on the
Certificates)  and shall not be sold or disposed of prior to maturity.  All income and gain realized  from any such  investment shall be for the  benefit  of the  Master  Servicer  and shall be subject  to its  withdrawal  or order from time to time.  The amount of any losses incurred in respect of any such  investments  shall be deposited in the Certificate  Account by the Master
Servicer out of its own funds immediately as realized.

         Section 4.02.     Distributions.

         (a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)  shall  allocate and distribute  the  Available  Distribution  Amount,  if any,  for such date to the  interests  issued in respect  of REMIC I  and
REMIC II as specified in this Section.

         (b)      (1)      On each  Distribution  Date,  the REMIC I  Distribution  Amount shall be  distributed  by REMIC I to
      REMIC II on account of the REMIC I Regular  Interests and to the Holders of the Class R-I Certificates in the amounts and with the priorities set forth in the definition thereof.

                  (2)      Notwithstanding the distributions described in this Section 4.02(b),  distribution of funds from the
      Certificate Account shall be made only in accordance with Section 4.02(c).

         (c)      On each  Distribution  Date (x) the  Master  Servicer  on  behalf  of the  Trustee  or (y) the  Paying  Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next preceding Record Date (other than as provided in  Section 9.01  respecting the final  distribution)  either in immediately  available  funds (by wire transfer or otherwise) to the account of such  Certificateholder at a bank or other entity having appropriate  facilities therefor, if such

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Certificateholder  has so notified the Master Servicer or the Paying Agent,  as the case may be, or, if such  Certificateholder has not so notified the Master  Servicer or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate  Register such  Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by  Certificates of the applicable  Class held  by such Holder of the  following  amounts),  in the  following  order of priority,  in each case to the extent of the Available  Distribution  Amount on deposit in the  Certificate  Account  (except,  with respect to  clauses (iii)
through  (x)  below,  to the extent of the  remaining  Available  Distribution  Amount  plus the  remaining  Yield  Maintenance
Agreement  Payment available for that purpose or, with respect to clause (x)(B)  below, to the extent of prepayment  charges on deposit in the Certificate Account):

                  (i)      to the  Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable  on  the  Class A
Certificates  with  respect to such  Distribution  Date,  plus any  related  amounts  accrued  pursuant  to this clause (i) but remaining unpaid from any prior  Distribution  Date being paid from and in reduction of the Available  Distribution  Amount for such Distribution Date;

                  (ii)     to the Class M  Certificateholders,  from the amount, if any, of the Available  Distribution  Amount remaining  after the  foregoing  distributions,  the Accrued  Certificate  Interest  payable on the Class M  Certificates  with respect to such  Distribution  Date, plus any related amounts  accrued  pursuant to this clause (ii) but remaining  unpaid from any prior  Distribution  Date,  sequentially,  to the Class M-1  Certificateholders,  Class M-2  Certificateholders,  Class M-3
Certificateholders,   Class M-4  Certificateholders,  Class M-5  Certificateholders,  Class M-6  Certificateholders,  Class M-7
Certificateholders,  Class M-8  Certificateholders,  Class M-9  Certificateholders and Class M-10  Certificateholders,  in that order, being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

                  (iii)    [reserved];

                  (iv)     the  Principal  Distribution  Amount shall be  distributed  as follows,  to be applied to reduce the
Certificate  Principal  Balance  of the  applicable  Certificates  in  each  case  to the  extent  of the  remaining  Principal
Distribution Amount:

                           (A)      first, the Class A Principal  Distribution  Amount shall be distributed,  sequentially,  to the Class A-1  Certificateholders,  Class A-2  Certificateholders and Class A-3  Certificateholders,  in that order, in each case until the aggregate Certificate Principal Balance thereof has been reduced to zero;

                           (B)      second, to the Class M-1  Certificateholders,  the Class M-1 Principal Distribution Amount,
                  until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                           (C)      third, to the Class M-2  Certificateholders,  the Class M-2 Principal  Distribution Amount,
                  until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                           (D)      fourth, to the Class M-3  Certificateholders,  the Class M-3 Principal Distribution Amount,
                  until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

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                           (E)      fifth, to the Class M-4  Certificateholders,  the Class M-4 Principal  Distribution Amount,
                  until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

                           (F)      sixth, to the Class M-5  Certificateholders,  the Class M-5 Principal  Distribution Amount,
                  until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

                           (G)      seventh, to the Class M-6 Certificateholders,  the Class M-6 Principal Distribution Amount,
                  until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

                           (H)      eighth, to the Class M-7  Certificateholders,  the Class M-7 Principal Distribution Amount,
                  until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

                           (I)      ninth, to the Class M-8  Certificateholders,  the Class M-8 Principal  Distribution Amount,
                  until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

                           (J)      tenth, to the Class M-9  Certificateholders,  the Class M-9 Principal  Distribution Amount,
                  until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and

                           (K)      eleventh,  to the  Class M-10  Certificateholders,  the Class M-10  Principal  Distribution
                  Amount, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero;

                  (v)      to the Class A  Certificateholders  and  Class M  Certificateholders,  the amount of any  Prepayment
Interest  Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto to the extent not offset by Eligible Master Servicing Compensation on such Distribution Date;

                  (vi)     to the Class A  Certificateholders  and  Class M  Certificateholders,  the amount of any  Prepayment
Interest  Shortfalls  previously  allocated  thereto  remaining  unpaid from prior  Distribution  Dates  together with interest thereon at the Pass-Through  Rate, on a pro rata basis based on unpaid  Prepayment  Interest  Shortfalls  previously  allocated thereto;

                  (vii)    first, to the Class A  Certificateholders,  the amount of any unpaid Basis Risk Shortfalls allocated thereto,  on a pro rata basis based on the amount of unpaid Basis Risk Shortfalls  allocated thereto,  and then,  sequentially, to the Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9 and Class M-10
Certificateholders, in that order, the related Basis Risk Shortfall, as applicable, for such Class and that Distribution Date;

                  (viii)   to the Class A  Certificateholders and Class M  Certificateholders,  Relief Act Shortfalls allocated thereto  for  such  Distribution  Date,  on a pro  rata  basis  based on  Relief  Act  Shortfalls  allocated  thereto  for such
Distribution Date;

                  (ix)     first, to the Class A  Certificateholders,  the principal  portion of any Realized Losses previously allocated to those  Certificates and remaining  unreimbursed,  on a pro rata basis based on their respective  principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed,  and then,  sequentially,  to the

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Class M-1,   Class M-2,   Class M-3,   Class M-4,   Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9  and  Class  M-10
Certificateholders,  in that order,  the  principal  portion of any Realized  Losses  previously  allocated  to such  Class and remaining unreimbursed;

                  (x)      to the Class SB  Certificates,  (A) from the amount, if any, of the Excess Cash Flow remaining after
the   foregoing   distributions,   the  sum  of  (I)   Accrued   Certificate   Interest   thereon,   (II) the   amount  of  any
Overcollateralization  Reduction  Amount  for such  Distribution  Date,  (III) the  amount of any Yield  Maintenance  Agreement
Shortfall  Amount for such  Distribution  Date,  (IV) the amount of any Yield  Maintenance  Agreement  Shortfall  Carry-Forward
Amount for such Distribution  Date and (V) for any Distribution  Date after the Certificate  Principal Balance of each Class of
Class A  Certificates  and  Class M  Certificates  has been  reduced to zero,  the  Overcollateralization  Amount and  (B) from prepayment  charges on deposit in the Certificate  Account,  any prepayment  charges  received on the Mortgage Loans during the related Prepayment Period; and

                  (xi)     to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

         (d)      Notwithstanding  the  foregoing  clause (c),  upon the reduction of the  Certificate  Principal  Balance of a
Class of  Class A  Certificates or Class M  Certificates to zero,  such Class of  Certificates  will not be entitled to further distributions pursuant to Section 4.02.

         (e)      Each  distribution  with  respect to a  Book-Entry  Certificate  shall be paid to the  Depository,  as Holder thereof,  and the  Depository  shall be  responsible  for  crediting  the amount of such  distribution  to the  accounts of its
Depository  Participants  in accordance  with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing such  distribution to the Certificate  Owners that it represents and to each indirect  participating  brokerage firm
(a "brokerage  firm" or "indirect  participating  firm") for which it acts as agent.  Each  brokerage firm shall be responsible for disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the  Certificate  Registrar,  the
Depositor or the Master  Servicer  shall have any  responsibility  therefor  except as otherwise  provided by this Agreement or applicable law.

         (f)      Except as otherwise  provided in Section 9.01,  if the Master Servicer  anticipates that a final distribution with respect to any Class of  Certificates  will be made on the next  Distribution  Date, the Master  Servicer  shall, no later than 40 days prior to such  Distribution  Date, notify the Trustee and the Trustee shall, not earlier than the 15th day and not later than the 25th day of the month preceding such Distribution  Date,  distribute,  or cause to be distributed,  on such date to each  Holder  of such  Class of  Certificates  a notice to the  effect  that:  (i) the  Trustee  anticipates  that the final distribution  with respect to such Class of  Certificates will be made on such Distribution Date but only upon presentation and surrender of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and  after  the end of the  prior  calendar  month.  In the  event  that  Certificateholders required  to  surrender  their  Certificates  pursuant  to  Section 9.01(c)  do not  surrender  their  Certificates  for  final cancellation,  the Trustee  shall  cause  funds  distributable  with  respect to such  Certificates  to be  withdrawn  from the
Certificate  Account and  credited to a separate  escrow  account  for the  benefit of such  Certificateholders  as provided in
Section 9.01(d).

         Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

         (a)      Concurrently  with  each  distribution   charged  to  the  Certificate  Account  and  with  respect  to  each
Distribution  Date the Master  Servicer  shall forward to the Trustee and the Trustee  shall forward by mail or otherwise  make available  electronically  on its website (which may be obtained by any  Certificateholder  by telephoning the Trustee at (877)

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722-1095)  to each  Holder  and the  Depositor  a  statement  setting  forth  the  following  information  as to each  Class of
Certificates, in each case to the extent applicable:

                  (i)      the applicable  Record Date,  Determination  Date and  Distribution  Date, and the date on which the applicable Interest Accrual Period commenced;

                  (ii)     the aggregate amount of payments received with respect to the Mortgage Loans,  including  prepayment amounts;

                  (iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

                  (iv)     the amount of any other fees or expenses paid, and the identity of the party  receiving such fees or expenses;  (A) the amount of such  distribution  to the  Certificateholders  of such  Class applied  to reduce the  Certificate
Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

                  (v)      the amount of such  distribution  to Holders of such  Class of  Certificates  allocable  to interest
(including amounts payable as a portion of the Excess Cash Flow);

                  (vi)     if the  distribution to the Holders of such Class of  Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                  (vii)    the Certificate Principal Balance of each Class of the Certificates,  before and after giving effect to the amounts  distributed on such  Distribution  Date,  separately  identifying any reduction  thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (viii)   the Certificate Principal Balance of each Class of Class A Certificates as of the Closing Date;

                  (ix)     the Certificate Principal Balance of each Class of Class M Certificates as of the Closing Date;

                  (x)      the  number  and  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to the distribution  of principal on such  Distribution  Date and the number of Mortgage Loans at the beginning and end of the related
Due Period;

                  (xi)     on the basis of the most recent reports  furnished to it by Subservicers,  (A) the number and Stated
Principal  Balances  of  Mortgage  Loans that are  Delinquent  (1) 30-59  days,  (2) 60-89 days and (3) 90 or more days and the number and Stated Principal  Balance of Mortgage Loans that are in foreclosure,  (B) the number and Stated  Principal  Balances of the Mortgage  Loans in the  aggregate  that are  Reportable  Modified  Mortgage  Loans that are in  foreclosure  and are REO
Property,  indicating in each case  capitalized  Mortgage Loans,  other  Servicing  Modifications  and totals,  and (C) for all
Reportable  Modified Mortgage Loans, the number and Stated Principal  Balances of the Mortgage Loans in the aggregate that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

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                  (xii)    the amount,  terms and general  purpose of any  Advance by the Master  Servicer  pursuant to Section
4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

                  (xiii)   any material modifications,  extensions or waivers to the terms of the Mortgage Loans during the Due
Period or that have cumulatively become material over time;

                  (xiv)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

                  (xv)     the amount,  if any, of the Yield  Maintenance  Agreement Payment for such Distribution Date and any shortfall in amounts previously required to be paid under the Yield Maintenance Agreement for prior Distribution Dates;

                  (xvi)    the number,  aggregate  principal  balance and Stated  Principal  Balance of any REO Properties with respect to the Mortgage Loans;

                  (xvii)   the  aggregate  Accrued   Certificate   Interest   remaining  unpaid,  if  any,  for  each  Class of
Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xviii)  the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans for such  Distribution
Date and the aggregate amount of Realized Losses  with respect to the Mortgage Loans incurred since the Cut-off Date;

                  (xix)    the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

                  (xx)     the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

                  (xxi)    the  Overcollateralization  Amount and the  Required  Overcollateralization  Amount  following  such
Distribution Date;

                  (xxii)   the number and Stated Principal Balance of the Mortgage Loans repurchased under Section 4.07;

                  (xxiii)  the aggregate  amount of any recoveries with respect to the Mortgage Loans on previously  foreclosed loans from Residential Funding;

                  (xxiv)   the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xxv)    the  weighted  average  Mortgage  Rates of the  Mortgage  Loans after  giving  effect to the amounts distributed on such Distribution Date;

                  (xxvi)   the occurrence of the Stepdown Date; and

                  (xxvii)  the amount,  if any,  required to be paid under any  Derivative  Contract  entered into  pursuant to
Section 4.09 hereof.

         In the case of  information  furnished  pursuant to clauses (i) and (ii) above,  the amounts  shall be  expressed as a dollar amount per Certificate  with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this  Section 4.03(a),  the Master  Servicer  shall provide to any manager of a trust fund  consisting of some or all of the
Certificates,  upon reasonable request,  such additional  information as is reasonably  obtainable by the Master Servicer at no

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additional  expense to the Master  Servicer.  Also, at the request of a Rating  Agency,  the Master  Servicer shall provide the information  relating to the Reportable  Modified Mortgage Loans substantially in the form attached hereto as Exhibit U to such
Rating  Agency  within a  reasonable  period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

         (b)      Within a  reasonable  period of time after it  receives  a written  request  from a Holder of a  Certificate, other than a Class R Certificate,  the Master Servicer shall prepare,  or cause to be prepared,  and shall forward, or cause to be forwarded,  upon the Trustee's receipt thereof,  to each Person who at any time during the calendar year was the Holder of a
Certificate,  other than a Class R  Certificate,  a statement  containing the  information set forth in clauses (iv) and (v) of subsection  (a) above  aggregated  for such  calendar  year or  applicable  portion  thereof  during  which  such  Person was a
Certificateholder.  Such  obligation  of the  Master  Servicer  shall be deemed  to have  been  satisfied  to the  extent  that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

         (c)      Within a  reasonable  period of time  after the it  receives a written  request  from any Holder of a Class R
Certificate,  the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded,  to each
Person  who at any time  during  the  calendar  year was the  Holder of a  Class R  Certificate,  a  statement  containing  the applicable  distribution  information  provided pursuant to this  Section 4.03  aggregated for such calendar year or applicable portion  thereof  during which such Person was the Holder of a Class R  Certificate.  Such  obligation  of the Master  Servicer shall be deemed to have been  satisfied  to the extent  that  substantially  comparable  information  shall be  provided by the
Master Servicer pursuant to any requirements of the Code.

         (d)      Upon the written request of any  Certificateholder,  the Master Servicer, as soon as reasonably  practicable, shall  provide  the  requesting  Certificateholder  with such  information  as is  necessary  and  appropriate,  in the  Master
Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

         (e)      The Master  Servicer  shall,  on behalf of the Depositor and in respect of the Trust Fund,  sign and cause to be filed with the  Commission  any periodic  reports  required to be filed under the  provisions  of the Exchange  Act, and the rules and regulations of the Commission  thereunder,  including  without  limitation,  reports on Form 10-K, Form 10-D and Form
8-K. In connection  with the preparation  and filing of such periodic  reports,  the Trustee shall timely provide to the Master
Servicer (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each  calendar  year,  (II)
copies of all pleadings,  other legal process and any other documents relating to any claims,  charges or complaints  involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters that,  to the actual  knowledge of a Responsible  Officer of the Trustee,  have been  submitted to a vote of the
Certificateholders,  other than those matters that have been  submitted to a vote of the  Certificateholders  at the request of the  Depositor  or the  Master  Servicer,  and (IV)  notice of any  failure  of the  Trustee  to make any  distribution  to the
Certificateholders  as  required  pursuant  to this  Agreement.  Neither the Master  Servicer  nor the  Trustee  shall have any liability with respect to the Master  Servicer's  failure to properly prepare or file such periodic  reports  resulting from or relating to the Master  Servicer's  inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

         (f)      Any Form 10-K filed with the Commission in connection  with this Section 4.03 shall include,  with respect to the Certificates relating to such 10-K:

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                  (i)      A  certification,  signed by the senior  officer in charge of the servicing  functions of the Master
Servicer,  in the form  attached as Exhibit T-1 hereto or such other form as may be required  or  permitted  by the  Commission
(the "Form 10-K  Certification"),  in  compliance  with Rules  13a-14 and  15d-14  under the  Exchange  Act and any  additional directives of the Commission.

                  (ii)     A report  regarding  its  assessment  of  compliance  during the  preceding  calendar  year with all applicable  servicing  criteria  set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed  securities transactions  taken as a whole  involving the Master  Servicer that are backed by the same types of assets as those backing the certificates,  as well as similar  reports on  assessment  of  compliance  received  from other  parties  participating  in the servicing function as required by relevant  Commission  regulations,  as described in Item 1122(a) of Regulation AB. The Master
Servicer shall obtain from all other parties participating in the servicing function any required assessments.

                  (iii)    With respect to each assessment report described  immediately above, a report by a registered public accounting  firm that  attests  to, and  reports  on, the  assessment  made by the  asserting  party,  as set forth in relevant
Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.19.

                  (iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

         (g)      In  connection  with the Form 10-K  Certification,  the  Trustee  shall  provide the Master  Servicer  with a back-up certification substantially in the form attached hereto as Exhibit T-2.

         (h)      This  Section  4.03  may  be  amended  in  accordance  with  this  Agreement   without  the  consent  of  the
Certificateholders.

         (i)      The Trustee  shall make  available  on the  Trustee's  internet  website  each of the reports  filed with the
Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.

         Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

         (a)      Prior to the close of business on the  Business  Day next  succeeding  each  Determination  Date,  the Master
Servicer  shall  furnish a written  statement  (which may be in a mutually  agreeable  electronic  format) to the Trustee,  any
Paying Agent and the Depositor (the  information in such  statement to be made  available to  Certificateholders  by the Master
Servicer on request)  (provided  that the Master  Servicer  shall use its best efforts to deliver such  written  statement  not later  than  12:00  p.m.  New York time on the  second  Business  Day prior to the  Distribution  Date)  setting  forth (i) the
Available  Distribution  Amount,  (ii) the amounts  required to be withdrawn from the Custodial  Account and deposited into the
Certificate   Account  on  the  immediately   succeeding   Certificate  Account  Deposit  Date  pursuant  to  clause  (iii)  of
Section 4.01(a),  (iii) the amount of Prepayment  Interest  Shortfalls and Basis Risk  Shortfalls,  (iv) the Yield  Maintenance
Agreement  Payment,  if any,  for such  Distribution  Date and (v) the amount,  if any,  payable to the Trustee by a Derivative
Counterparty.  The  determination  by the  Master  Servicer  of such  amounts  shall,  in the  absence  of  obvious  error,  be presumptively  deemed to be correct for all  purposes  hereunder  and the Trustee  shall be  protected in relying upon the same without any independent check or verification.

         (b)      On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the Master  Servicer shall either (i) remit to the Trustee for deposit in the  Certificate  Account from its own funds,  or funds  received  therefor from

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the  Subservicers,  an amount  equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution
Date,  which shall be in an  aggregate  amount  equal to the sum of (A) the  aggregate  amount of Monthly  Payments  other than
Balloon  Payments (with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate),  less the amount of any related Servicing  Modifications,  Debt Service Reductions or Relief Act Shortfalls,  on the Outstanding Mortgage
Loans as of the related Due Date in the related Due Period,  which Monthly  Payments were due during the related Due Period and not received as of the close of business as of the related  Determination  Date;  provided  that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with respect to each Balloon Loan  delinquent in respect of its Balloon  Payment as of the close of business  on the  related  Determination  Date,  an amount  equal to the  assumed  Monthly  Payment  (with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate) that would have been due on the related
Due Date based on the original  amortization  schedule  for such  Balloon  Loan until such Balloon Loan is finally  liquidated, over any payments of interest or principal (with each interest  portion  thereof  adjusted to a per annum rate equal to the Net
Mortgage  Rate)  received  from the  related  Mortgagor  as of the close of  business  on the  related  Determination  Date and allocable  to the Due Date during the related Due Period for each month until such  Balloon  Loan is finally  liquidated,  (ii)
withdraw from amounts on deposit in the Custodial  Account and remit to the Trustee for deposit in the Certificate  Account all or a portion of the Amount Held for Future  Distribution  in discharge of any such Advance,  or (iii) make advances in the form of any combination of clauses (i) and (ii)  aggregating  the amount of such Advance.  Any portion of the Amount Held for Future
Distribution  so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account on or before 11:00 A.M.
New York time on any future  Certificate  Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the Certificate  Account on such Certificate  Account Deposit Date shall be less than  payments to  Certificateholders  required to be made on the  following  Distribution  Date.  The Master  Servicer shall be entitled to use any Advance  made by a  Subservicer  as described in  Section 3.07(b)  that has been  deposited in the
Custodial  Account on or before such  Distribution  Date as part of the Advance  made by the Master  Servicer  pursuant to this
Section 4.04.  The  determination  by the  Master  Servicer  that it has made a  Nonrecoverable  Advance  or that any  proposed
Advance,  if made,  would  constitute a  Nonrecoverable  Advance,  shall be evidenced by a certificate  of a Servicing  Officer delivered  to the  Depositor  and the  Trustee.  In the event  that the  Master  Servicer  determines  as of the  Business  Day preceding any Certificate  Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance  required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its  inability to advance  (such notice may be given by  telecopy),  not later than 3:00 P.M.,  New York time, on such Business
Day,  specifying  the portion of such amount that it will be unable to  deposit.  Not later than 3:00 P.M.,  New York time,  on the  Certificate  Account  Deposit Date the Trustee  shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been  notified in writing (by  telecopy)  that the Master  Servicer  shall have  directly or  indirectly  deposited in the
Certificate  Account  such  portion  of the  amount of the  Advance as to which the  Master  Servicer  shall have given  notice pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate all of the rights and obligations of the Master
Servicer  under this  Agreement in  accordance  with  Section 7.01  and  (b) assume  the rights and  obligations  of the Master
Servicer  hereunder,  including  the  obligation to deposit in the  Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution  Date. The Trustee shall deposit all funds it receives  pursuant to this  Section 4.04(b)
into the Certificate Account.

         Section 4.05.     Allocation of Realized Losses.

         (a)      Prior to each  Distribution  Date, the Master Servicer shall  determine the total amount of Realized  Losses, if any, that resulted from any Cash Liquidation,  Servicing Modifications,  Debt Service Reduction,  Deficient Valuation or REO
Disposition that occurred during the related  Prepayment Period or, in the case of a Servicing  Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest  portion of the Monthly  Payment

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due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers'
Certificate.

         (b)      All Realized Losses on the Mortgage Loans shall be allocated as follows:

                  (i)     first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

                  (ii)    second,  in  reduction  of the  Overcollateralization  Amount,  until such amount has been reduced to zero;

                  (iii)   third, to the Class M-10  Certificates,  until the aggregate  Certificate  principal  Balance thereof has been reduced to zero;

                  (iv)    fourth,  to the Class M-9  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

                  (v)     fifth, to the Class M-8  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

                  (vi)    sixth, to the Class M-7  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

                  (vii)   seventh, to the Class M-6  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

                  (viii)  eighth,  to the Class M-5  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

                  (ix)    ninth, to the Class M-4  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

                  (x)     tenth, to the Class M-3  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

                  (xi)    eleventh,  to the Class M-2  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

                  (xii)   twelfth, to the Class M-1  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero; and

                  (xiii)  thirteen,  to the  Class A-1,  Class A-2 and Class A-3  Certificates  on a pro rata  basis,  based on their then outstanding  Certificate  Principal Balances prior to giving effect to distributions to be made on such  Distribution  Date,  until the  aggregate  Certificate  Principal  Balance of each such
                          Class has been reduced to zero.

         (c)      An allocation of a Realized Loss on a "pro rata basis" among two or more  specified  Classes of  Certificates means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of  Certificates  on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect to  distributions  to be made on such
Distribution  Date in the case of the  principal  portion  of a  Realized  Loss or based on the  Accrued  Certificate  Interest

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thereon  payable on such  Distribution  Date in the case of an  interest  portion of a Realized  Loss.  Any  allocation  of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A  Certificates or Class M  Certificates
shall be made by reducing the Certificate  Principal  Balance  thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided,  that no such reduction shall reduce the aggregate  Certificate
Principal Balance of the Certificates  below the aggregate Stated Principal  Balance of the Mortgage Loans.  Allocations of the
interest  portions of Realized Losses (other than any interest rate reduction  resulting from a Servicing  Modification)  shall be made by  operation  of the  definition  of  "Accrued  Certificate  Interest"  for each  Class for  such  Distribution  Date.
Allocations  of the  interest  portion of a Realized  Loss  resulting  from an interest  rate  reduction in  connection  with a
Servicing  Modification  shall be made by operation of the priority of payment  provisions of  Section 4.02(c).  Allocations of the  principal  portion of Debt  Service  Reductions  shall be made by  operation  of the  priority  of payment  provisions  of
Section 4.02(c).  All Realized  Losses and all other losses  allocated to a Class of  Certificates  hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

         (d)      All  Realized  Losses on the  Mortgage  Loans shall be  allocated  on each  Distribution  Date to the REMIC I
Regular Interests as provided in the definition of REMIC I Realized Losses.

         (e)      Realized  Losses  allocated  to  the  Excess  Cash  Flow  or the  Overcollateralization  Amount  pursuant  to paragraphs  (a),  (b)  or  (c) of  this  Section,  the  definition  of  Accrued  Certificate  Interest  and  the  operation  of
Section 4.02(c)  shall  be  deemed  allocated  to  the  Class SB  Certificates.  Realized  Losses  allocated  to  the  Class SB
Certificates  shall, to the extent such Realized Losses represent  Realized Losses on an interest portion,  be allocated to the
REMIC II  Regular  Interest SB-IO.  Realized Losses allocated to the Excess Cash Flow pursuant to paragraph (b) of this Section shall be deemed to reduce Accrued  Certificate  Interest on the REMIC II Regular  Interest SB-IO.  Realized Losses allocated to the  Overcollateralization  Amount  pursuant to  paragraph  (b) of this Section  shall be deemed first to reduce the  principal balance of the REMIC II Regular  Interest SB-PO until such principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC II Regular Interest SB-IO.

         Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer  or the  Subservicers  shall file  information  returns  with  respect to the receipt of mortgage interest  received in a trade or business,  the reports of  foreclosures  and  abandonments  of any Mortgaged  Property and the informational  returns  relating to  cancellation  of indebtedness  income with respect to any Mortgaged  Property  required by
Sections 6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate on or before
March 31 of each year,  beginning with the first March 31 that occurs at least six months after the Cut-off Date,  stating that such reports  have been filed.  Such reports  shall be in form and  substance  sufficient  to meet the  reporting  requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

         (a)      With respect to any Mortgage  Loan which is  delinquent  in payment by 90 days or more,  the Master  Servicer may, at its option,  purchase such Mortgage Loan from the Trustee at the Purchase Price therefor;  provided, that such Mortgage
Loan is 90 days or more delinquent at the time of repurchase.

         (b)      If at any time the Master  Servicer  makes a payment to the  Certificate  Account  covering the amount of the
Purchase  Price for such a Mortgage  Loan as provided in clause (a) above,  and the Master  Servicer  provides to the Trustee a

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certification  signed by a Servicing  Officer  stating  that the amount of such payment has been  deposited in the  Certificate
Account,  then the Trustee shall execute the  assignment  of such Mortgage Loan at the request of the Master  Servicer  without recourse to the Master  Servicer  which shall  succeed to all the Trustee's  right,  title and interest in and to such Mortgage
Loan,  and all  security  and  documents  relative  thereto.  Such  assignment  shall  be an  assignment  outright  and not for security.  The Master  Servicer will  thereupon own such  Mortgage,  and all such security and  documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         Section 4.08.     Limited Mortgage Loan Repurchase Right.

         The Limited  Repurchase  Right Holder will have the option at any time to purchase any of the Mortgage  Loans from the
Trustee at the Purchase  Price,  up to a maximum of five Mortgage  Loans.  In the event that this option is exercised as to any five Mortgage  Loans in the  aggregate,  this option will  thereupon  terminate.  If at any time the Limited  Repurchase  Right
Holder makes a payment to the Certificate  Account  covering the amount of the Purchase Price for such a Mortgage Loan, and the
Limited  Repurchase Right Holder provides to the Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage
Loan at the request of the Limited  Repurchase  Right  Holder  without  recourse to the Limited  Repurchase  Right Holder which shall  succeed to all the Trustee's  right,  title and interest in and to such  Mortgage  Loan,  and all security and documents relative thereto.  Such assignment shall be an assignment  outright and not for security.  The Limited  Repurchase Right Holder will thereupon own such Mortgage,  and all such security and  documents,  free of any further  obligation to the Trustee or the
Certificateholders  with respect thereto.  Any tax on "prohibited  transactions" (as defined in Section 860F(a)(2) of the Code)
imposed on any REMIC  resulting from the exercise of the optional  repurchase in this Section 4.08 shall in no event be payable by the Trustee.

         Section 4.09.     Derivative Contracts.

         (a)      The Trustee shall, at the written  direction of the Master Servicer,  on behalf of the Trust Fund, enter into
Derivative  Contracts,  solely for the benefit of the Class SB  Certificates.  Any such Derivative  Contract shall constitute a fully prepaid  agreement.  The Master  Servicer  shall  determine,  in its sole  discretion,  whether any  Derivative  Contract conforms to the  requirements  of clauses (b) and (c) of this Section 4.09. Any  acquisition of a Derivative  Contract shall be accompanied by an appropriate  amendment to this Agreement,  including an Opinion of Counsel, as provided in Section 11.01, and either (i) an Opinion of Counsel to the effect that the existence of the  Derivative  Contract  will not  adversely  affect the availability  of the exemptive  relief  afforded  under ERISA by U.S.  Department  of Labor  Prohibited  Transaction  Exemption
("PTE") 94-29, as most recently amended, 67 Fed. Reg. 54487 (Aug. 22, 2002), to the Holders of the Class A Certificates,  as of
the date the  Derivative  Contract is acquired by the Trustee;  or (ii) the consent of each holder of a Class A Certificate  to the  acquisition  of such  Derivative  Contract.  All  collections,  proceeds  and other  amounts in respect of the  Derivative
Contracts  payable by the Derivative  Counterparty  shall be distributed to the Class SB Certificates on the Distribution  Date
following  receipt  thereof  by the  Trustee.  In no event  shall such an  instrument  constitute  a part of any REMIC  created hereunder.  In addition,  in the event any such instrument is deposited,  the Trust Fund shall be deemed to be divided into two separate and discrete  sub-trusts.  The assets of one such  sub-trust  shall  consist of all the assets of the Trust Fund other than such instrument and the assets of the other sub-trust shall consist solely of such instrument.

         (b)      Any  Derivative  Contract that provides for any payment  obligation on the part of the Trust Fund must (i) be without  recourse  to the  assets of the Trust  Fund,  (ii)  contain a  non-petition  covenant  provision  from the  Derivative
Counterparty,  (iii) limit  payment  dates  thereunder  to  Distribution  Dates and (iv) contain a provision  limiting any cash payments due to the Derivative  Counterparty  on any day under such Derivative  Contract solely to funds available  therefor in

                                                           85

the Certificate Account to make payments to the Holders of the Class SB Certificates on such Distribution Date.

         (c)      Each  Derivative  Contract  must  (i)  provide  for the  direct  payment  of any  amounts  by the  Derivative
Counterparty  thereunder to the  Certificate  Account at least one Business Day prior to the related  Distribution  Date,  (ii)
contain an assignment of all of the Trust Fund's rights (but none of its  obligations)  under such  Derivative  Contract to the
Trustee on behalf  the Class SB  Certificates  and shall  include an express  consent of the  Derivative  Counterparty  to such assignment,  (iii)  provide  that in the  event of the  occurrence  of an Event of  Default,  such  Derivative  Contract  shall terminate upon the direction of a majority Percentage  Interest of the Class SB Certificates,  and (iv) prohibit the Derivative
Counterparty  from  "setting-off" or "netting" other  obligations of the Trust Fund and its Affiliates  against such Derivative
Counterparty's payment obligations thereunder.

         Section 4.10.     Yield Maintenance Agreement.

         (a)      In the event that the Trustee does not receive by the Business Day preceding a  Distribution  Date the amount as  specified  by the Master  Servicer  pursuant to  Section 4.04(a)(iv)  hereof as the amount to be paid with  respect to such
Distribution  Date by the Yield  Maintenance  Agreement  Provider  under the Yield  Maintenance  Agreement,  the Trustee  shall enforce the obligation of the Yield Maintenance  Agreement Provider  thereunder.  The parties hereto acknowledge that the Yield
Maintenance  Agreement  Provider  shall be making all  calculations,  and  determine  the  amounts to be paid,  under the Yield
Maintenance  Agreement.  Absent manifest error, the Trustee may conclusively  rely on such  calculations and  determination and any notice received by it from the Master Servicer pursuant to Section 4.04(a)(iv) hereof.

         (b)      The  Trustee  shall  deposit  or cause to be  deposited  any  amount  received  under the  Yield  Maintenance
Agreement  into the  Certificate  Account on the date such amount is received  from the Yield  Maintenance  Agreement  Provider under the Yield  Maintenance  Agreement  (including  termination  payments,  if any).  All  payments  received  under the Yield
Maintenance Agreement shall be distributed in accordance with the priorities set forth in Section 4.02(c) hereof.

         (c)      In the event that the Yield  Maintenance  Agreement,  or any  replacement  thereof,  terminates  prior to the
Distribution Date in April 2011, the Master Servicer,  but at no expense to the Master Servicer,  on behalf of the Trustee,  to the extent that the termination  value under the Yield Maintenance  Agreement is sufficient  therefor and only to the extent of the termination  payment  received from the Yield  Maintenance  Agreement  Provider,  shall  (i) cause a new yield  maintenance agreement  provider to assume the  obligations of such  terminated  yield  maintenance  agreement  provider or (ii) cause a new yield maintenance  agreement provider to enter into a new yield maintenance  agreement with the Trust Fund having substantially similar terms as those set forth in the Yield Maintenance Agreement.

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                                                           ARTICLE V

                                                       THE CERTIFICATES

         Section 5.01.     The Certificates.

         (a)      The Class A  Certificates,  Class M  Certificates,  Class SB  Certificates and Class R  Certificates shall be substantially  in the forms set forth in Exhibits A, B, C, and D,  respectively,  and shall, on original issue, be executed and delivered by the Trustee to the  Certificate  Registrar for  authentication  and delivery to or upon the order of the Depositor upon  receipt by the Trustee or one or more  Custodians  of the  documents  specified  in  Section 2.01.  Each Class of Class A
Certificates  and the  Class M-1  Certificates  shall be issuable in minimum  dollar  denominations  of $100,000  and  integral multiples of $1 in excess thereof.  The Class M-2  Certificates,  Class M-3  Certificates,  Class M-4  Certificates,  Class M-5
Certificates,  Class M-6 Certificates,  Class M-7 Certificates,  Class M-8 Certificates,  Class M-9 Certificates and Class M-10
Certificates  shall be issuable in minimum dollar  denominations  of $250,000 and integral  multiples of $1 in excess  thereof.
The Class SB  Certificates  shall be issuable in registered,  certificated  form in minimum  percentage  interests of 5.00% and integral  multiples  of  0.01%  in  excess  thereof.  Each  Class of  Class R  Certificates  shall  be  issued  in  registered, certificated  form in minimum  percentage  interests of 20.00% and integral  multiples  of 0.01% in excess  thereof;  provided, however,  that one Class R  Certificate  of each  Class will  be issuable to the REMIC  Administrator  as "tax matters  person"
pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                  The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.
No  Certificate  shall be entitled to any benefit under this  Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of  authentication  substantially  in the form provided for herein  executed by the Certificate
Registrar by manual signature,  and such certificate upon any Certificate shall be conclusive evidence,  and the only evidence, that such Certificate has been duly  authenticated and delivered  hereunder.  All Certificates shall be dated the date of their authentication.

         (b)      The Class A  Certificates  and Class M  Certificates  shall  initially be issued as one or more  Certificates registered in the name of the Depository or its nominee and, except as provided below,  registration of such  Certificates  may not be  transferred  by the Trustee  except to another  Depository  that agrees to hold such  Certificates  for the  respective
Certificate Owners with Ownership  Interests therein.  The Certificate Owners shall hold their respective  Ownership  Interests in and to each Class A Certificate and Class M  Certificate through the book-entry  facilities of the Depository and, except as provided  below,  shall not be entitled to Definitive  Certificates  in respect of such Ownership  Interests.  All transfers by
Certificate  Owners of their respective  Ownership  Interests in the Book-Entry  Certificates  shall be made in accordance with the  procedures  established  by the  Depository  Participant  or brokerage firm  representing  such  Certificate  Owner.  Each
Depository  Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates of Certificate  Owners it
represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee,  the Master Servicer and the Depositor may for all purposes  (including the making of payments due on the respective  Classes of Book-Entry  Certificates)  deal with the Depository as the authorized  representative of the Certificate
Owners  with  respect  to the  respective  Classes  of  Book-Entry  Certificates  for  purposes  of  exercising  the  rights of
Certificateholders  hereunder.  The  rights of  Certificate  Owners  with  respect  to the  respective  Classes  of  Book-Entry

                                                           87

Certificates  shall be limited to those  established by law and agreements  between such Certificate  Owners and the Depository
Participants and brokerage firms  representing  such Certificate  Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of any Class of  Book-Entry  Certificates  with respect to any  particular  matter shall not be deemed inconsistent  if they are made with respect to different  Certificate  Owners.  The Trustee may  establish a reasonable  record date in  connection  with  solicitations  of  consents  from or  voting by  Certificateholders  and  shall  give  notice to the
Depository of such record date.

         If with  respect to any  Book-Entry  Certificate  (i)(A)  the  Depositor  advises  the  Trustee  in  writing  that the
Depository  is no longer  willing or able to  properly  discharge  its  responsibilities  as  Depository  with  respect to such
Book-Entry  Certificate  and (B) the  Depositor  is unable to locate a qualified  successor,  or (ii) (A) the  Depositor at its option  advises the Trustee in writing  that it elects to  terminate  the  book-entry  system for such  Book-Entry  Certificate through the  Depository  and (B) upon  receipt of notice from the  Depository  of the  Depositor's  election to  terminate  the book-entry  system  for  such  Book-Entry  Certificate,  the  Depository  Participants  holding  beneficial  interests  in such
Book-Entry  Certificates  agree to  initiate  such  termination,  the  Trustee  shall  notify  all  Certificate  Owners of such
Book-Entry  Certificate,  through the  Depository,  of the occurrence of any such event and of the  availability  of Definitive
Certificates to Certificate  Owners  requesting the same.  Upon surrender to the Trustee of the Book-Entry  Certificates by the
Depository,  accompanied by  registration  instructions  from the Depository for  registration  of transfer,  the Trustee shall issue the Definitive Certificates.

         In addition,  if an Event of Default has occurred and is  continuing,  each  Certificate  Owner  materially  adversely affected thereby may at its option request a Definitive  Certificate  evidencing such Certificate  Owner's Percentage  Interest in the related Class of  Certificates.  In order to make such request,  such Certificate Owner shall,  subject to the rules and procedures  of the  Depository,  provide  the  Depository  or the  related  Depository  Participant  with  directions  for  the
Certificate  Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of  Certificates for an  equivalent  Percentage  Interest  in fully  registered  definitive  form.  Upon  receipt by the  Certificate  Registrar  of instructions  from the Depository  directing the  Certificate  Registrar to effect such exchange (such  instructions to contain information  regarding the Class of  Certificates  and the  Certificate  Principal  Balance  being  exchanged,  the  Depository
Participant  account to be debited with the decrease,  the registered  holder of and delivery  instructions  for the Definitive
Certificate,  and any other information reasonably required by the Certificate Registrar),  (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository  Participant's  account by the aggregate Certificate Principal Balance of the Definitive  Certificate,  (ii) the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository,  a Definitive  Certificate evidencing such  Certificate  Owner's  Percentage  Interest in such  Class of  Certificates  and (iii) the Trustee  shall  execute and the
Certificate  Registrar shall authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate
Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

         Neither the  Depositor,  the Master  Servicer nor the Trustee shall be liable for any actions taken by the  Depository or its nominee,  including,  without limitation, any delay in delivery of any instructions required under this Section 5.01 and may  conclusively  rely on,  and shall be  protected  in  relying  on,  such  instructions.  Upon the  issuance  of  Definitive
Certificates,  all  references  herein to obligations  imposed upon or to be performed by the Depositor in connection  with the issuance of the Definitive  Certificates  pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the
Trustee,  and  the  Trustee  and  the  Master  Servicer  shall  recognize  the  Holders  of  the  Definitive   Certificates  as
Certificateholders hereunder.

                                                           88

         (c)      Each of the  Certificates  is intended to be a "security"  governed by  Article 8  of the Uniform  Commercial
Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the extent that any of such laws may be applicable.

         Section 5.02.     Registration of Transfer and Exchange of Certificates.

         (a)      The  Trustee  shall cause to be kept at one of the  offices or  agencies  to be  appointed  by the Trustee in accordance with the provisions of Section 8.12 a Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein provided.  The Trustee is initially appointed Certificate  Registrar for the purpose of registering  Certificates and transfers and exchanges of  Certificates  as herein  provided.  The Certificate  Registrar,  or the Trustee,  shall provide the
Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

         (b)      Upon  surrender  for  registration  of  transfer  of any  Certificate  at any office or agency of the Trustee maintained for such purpose  pursuant to  Section 8.12  and, in the case of any Class SB  Certificate  or Class R  Certificate, upon  satisfaction  of the  conditions  set forth  below,  the  Trustee  shall  execute  and the  Certificate  Registrar  shall authenticate  and deliver,  in the name of the designated  transferee or  transferees,  one or more new  Certificates of a like
Class and aggregate Percentage Interest.

         (c)      At the option of the  Certificateholders,  Certificates may be exchanged for other Certificates of authorized denominations  of a like Class and  aggregate  Percentage  Interest,  upon surrender of the Certificates to be exchanged at any such  office or agency.  Whenever  any  Certificates  are so  surrendered  for  exchange  the  Trustee  shall  execute  and the
Certificate  Registrar shall  authenticate and deliver the Certificates of such  Class which the  Certificateholder  making the exchange is entitled to receive.  Every  Certificate  presented or  surrendered  for transfer or exchange shall (if so required by the Trustee or the  Certificate  Registrar) be duly endorsed by, or be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by, the Holder  thereof or his attorney duly authorized in writing.

         (d)      No transfer,  sale,  pledge or other  disposition of a Class SB  Certificate or Class R  Certificate shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements of the Securities
Act of 1933, as amended (the "1933 Act"),  and any applicable  state securities laws or is made in accordance with said Act and laws.  Except as  otherwise  provided  in this  Section 5.02(d),  in the event that a transfer  of a  Class SB  Certificate  or
Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise,  the Trustee shall require a written
Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee and the Depositor  that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which Opinion of Counsel shall not be an expense of the Trustee,  the Trust Fund, the Depositor or the Master  Servicer,  and (ii) the Trustee shall require the transferee to execute a  representation  letter, substantially  in the form of Exhibit I  hereto,  and the Trustee  shall  require the  transferor  to execute a  representation letter,  substantially  in the form of Exhibit J  hereto,  each  acceptable  to and in form and substance  satisfactory  to the
Depositor  and  the  Trustee  certifying  to the  Depositor  and  the  Trustee  the  facts  surrounding  such  transfer,  which representation  letters shall not be an expense of the Trustee,  the Trust Fund, the Depositor or the Master Servicer.  In lieu of the  requirements set forth in the preceding  sentence,  transfers of Class SB  Certificates or Class R  Certificates may be
made in accordance with this  Section 5.02(d) if the prospective  transferee of such a Certificate provides the Trustee and the
Master Servicer with an investment  letter  substantially  in the form of Exhibit N  attached hereto,  which investment  letter shall not be an expense of the Trustee, the Depositor,  or the Master Servicer,  and which investment letter states that, among other things, such transferee (i) is a "qualified  institutional buyer" as defined under Rule 144A,  acting for its own account or the  accounts of other  "qualified  institutional  buyers" as defined  under Rule 144A,  and (ii) is aware that the proposed

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transferor  intends to rely on the  exemption  from  registration  requirements  under the 1933 Act provided by Rule 144A.  The
Holder of a Class SB  Certificate or Class R  Certificate  desiring to effect any transfer,  sale,  pledge or other disposition shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor,  the Master  Servicer and the  Certificate  Registrar
against any liability  that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

         (e)      (i) In the case of any Class M  Certificate,  Class SB  Certificate  or Class R  Certificate,  or any Class A
Certificate  not rated at least  "AA-,"  "AA-" or "Aa3" by Standard & Poor's,  Fitch or Moody's,  respectively,  at the time of purchase (a "Restricted  Class A Certificate"),  presented for  registration in the name of any Person,  either (A) the Trustee shall  require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master  Servicer to the effect that the  purchase or holding of such Class M  Certificate,  Class SB  Certificate,  Class R
Certificate  or Restricted  Class A Certificate  is  permissible  under  applicable  law, will not  constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability
(including  obligations  or  liabilities  under ERISA or  Section 4975  of the Code) in addition  to those  undertaken  in this
Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the Master Servicer,  or (B) the
prospective  transferee  shall be required to provide the Trustee,  the Depositor and the Master  Servicer with a certification to the effect set forth in  Exhibit P  (with  respect to a Class M  Certificate,  or  Restricted  Class A  Certificate)  (which certification shall be deemed to have been given by a Class M  Certificateholder,  or Restricted Class A Certificateholder  who
acquires a Book-Entry  Certificate),  Exhibit O (with respect to a Class SB Certificate) or in paragraph fifteen of Exhibit H-1
(with respect to a Class R  Certificate),  which the Trustee may rely upon without  further inquiry or  investigation,  or such other  certifications  as the Trustee may deem desirable or necessary in order to establish that such  transferee or the Person in whose name such  registration  is requested  is not an employee  benefit  plan or other plan or  arrangement  subject to the prohibited  transaction  provisions  of ERISA or  Section 4975  of the Code,  or any Person  (including  an  insurance  company investing its general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets"  of any such plan to  effect  such  acquisition  (a "Plan  Investor")  or (b) in the case of a Class M  Certificate  or
Restricted Class A Certificate,  the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest  therein) is an "insurance  company general account" (as defined in U.S.  Department of Labor  Prohibited  Transaction  Class Exemption  ("PTCE")  95-60),  and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each  entity  that  satisfies  this  clause (b), a  "Complying
Insurance  Company").  Notwithstanding  the above,  with respect to the transfer of a Class M Certificate or Restricted Class A
Certificate  to a  Depository  or any  subsequent  transfer of any  interest in a Class M  Certificate  or  Restricted  Class A
Certificate for so long as such Class M Certificate or Restricted  Class A Certificate is held by a Depository,  (a) neither an
Opinion of Counsel nor a  certification,  each as described in this Section 5.02(e),  shall be required,  and (b) the following conditions shall apply:

                  (1)      any  transferee of a Class M Certificate or Restricted  Class A Certificate  shall be deemed to have represented  by virtue of its purchase or holding of such Class M Certificate  or Restricted  Class A Certificate  (or interest therein) that either (i) such transferee is not a Plan Investor or (ii) such transferee is a Complying Insurance Company; and

                  (2)      if a Class M Certificate or Restricted Class A Certificate (or any interest  therein) is acquired or held in violation of the provisions of the preceding  paragraph,  then the last preceding  transferee  that either (i) is not a
Plan Investor or (ii) is a Complying  Insurance  Company shall be restored,  to the extent  permitted by law, to all rights and

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obligations as Certificate  Owner thereof  retroactive to the date of such transfer of such  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding transferee.

                  (ii)     Any purported  Certificate Owner whose  acquisition or holding of any Class M Certificate,  Class SB
Certificate or Restricted  Class A  Certificate  (or interest  therein) was effected in violation of the  restrictions  in this
Section 5.02(e)  shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer,  any  Subservicer,  any
underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         (f)      (i)      Each Person who has or who acquires any Ownership Interest in a Class R  Certificate shall be deemed by the  acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following  provisions and to have  irrevocably  authorized  the Trustee or its designee under clause  (iii)(A)  below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause  (iii)(B)  below and to execute all  instruments of transfer and to do all other things  necessary in  connection  with any such sale.  The rights of each Person  acquiring any
Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                               (A)      Each Person  holding or  acquiring  any  Ownership  Interest  in a Class R  Certificate
shall be a Permitted  Transferee  and shall  promptly  notify the Trustee of any change or impending  change in its status as a
Permitted Transferee.

                               (B)      In  connection  with any  proposed  Transfer  of any  Ownership  Interest  in a Class R
Certificate,  the Trustee shall require  delivery to it, and shall not register the Transfer of any Class R  Certificate  until its receipt of:

                                    (I)     an affidavit  and  agreement (a "Transfer  Affidavit  and  Agreement,"  in the form attached hereto as  Exhibit H-1)  from the proposed  Transferee,  in form and substance  satisfactory  to the Master  Servicer, representing  and warranting,  among other things,  that it is a Permitted  Transferee,  that it is not acquiring its Ownership
Interest  in the  Class R  Certificate  that is the subject of the  proposed  Transfer  as a nominee,  trustee or agent for any
Person who is not a Permitted  Transferee,  that for so long as it retains its Ownership Interest in a Class R Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                                    (II)    a  certificate,  in the form  attached  hereto  as  Exhibit H-2,  from  the  Holder wishing to transfer the Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer,  representing  and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                               (C)      Notwithstanding  the  delivery  of a Transfer  Affidavit  and  Agreement  by a proposed
Transferee  under  clause (B) above,  if a  Responsible  Officer of the Trustee who is  assigned to this  Agreement  has actual knowledge  that the  proposed  Transferee  is not a Permitted  Transferee,  no Transfer of an  Ownership  Interest in a Class R
Certificate to such proposed Transferee shall be effected.

                               (D)      Each Person  holding or  acquiring  any  Ownership  Interest  in a Class R  Certificate
shall agree (x) to require a Transfer  Affidavit and Agreement  from any other Person to whom such Person  attempts to transfer its  Ownership  Interest  in a Class R  Certificate  and (y) not to  transfer  its  Ownership  Interest  unless it  provides  a certificate to the Trustee in the form attached hereto as Exhibit H-2.

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                               (E)      Each Person  holding or acquiring an Ownership  Interest in a Class R  Certificate,  by
purchasing an Ownership  Interest in such  Certificate,  agrees to give the Trustee  written notice that it is a  "pass-through interest holder" within the meaning of Temporary Treasury  Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a Class R  Certificate,  if it is, or is holding an Ownership  Interest in a Class R  Certificate  on behalf of, a "pass-through interest holder."

                           (ii)     The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have received the Transfer  Affidavit and  Agreement,  a  certificate  of the Holder  requesting  such transfer in the form attached hereto as Exhibit H-2 and all of such other  documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers of the Class R  Certificates to Non-United  States Persons and  Disqualified  Organizations  (as
defined in Section 860E(e)(5) of the Code) are prohibited.

                               (A)      If any Disqualified  Organization shall become a holder of a Class R Certificate,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent permitted by law, to all rights and obligations as
Holder thereof  retroactive to the date of registration of such Transfer of such Class R  Certificate.  If a Non-United  States
Person shall become a holder of a Class R Certificate,  then the last preceding United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such
Transfer of such Class R  Certificate.  If a transfer of a Class R  Certificate  is  disregarded  pursuant to the provisions of
Treasury Regulations  Section 1.860E-1 or Section 1.860G-3,  then the last preceding Permitted Transferee shall be restored, to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such
Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of Transfer of a Class R  Certificate  that is in fact not  permitted  by this  Section 5.02(f)  or for  making  any  payments  due on such
Certificate  to the holder  thereof or for taking any other  action with respect to such holder  under the  provisions  of this
Agreement.

                               (B)      If any  purported  Transferee  shall  become  a  Holder  of a  Class R  Certificate  in violation of the restrictions in this  Section 5.02(f) and to the extent that the retroactive  restoration of the rights of the
Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid,  illegal or unenforceable,  then the
Master  Servicer shall have the right,  without notice to the holder or any prior holder of such Class R  Certificate,  to sell such  Class R  Certificate  to a purchaser  selected by the Master  Servicer on such terms as the Master  Servicer  may choose.
Such purported  Transferee shall promptly  endorse and deliver each Class R  Certificate in accordance with the instructions of the Master  Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master  Servicer.  The proceeds of such sale,  net of the  commissions  (which may  include  commissions  payable to the Master  Servicer  or its  Affiliates), expenses  and taxes  due,  if any,  will be  remitted  by the  Master  Servicer  to such  purported  Transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole discretion of the Master  Servicer,  and the
Master  Servicer  shall not be liable to any Person having an Ownership  Interest in a Class R  Certificate  as a result of its exercise of such discretion.

                           (iii)    The Master Servicer, on behalf of the Trustee,  shall make available,  upon written request from the Trustee, all information necessary to compute any tax imposed

                               (A)      as a result of the Transfer of an Ownership  Interest in a Class R  Certificate  to any
Person  who  is a  Disqualified  Organization,  including  the  information  regarding  "excess  inclusions"  of  such  Class R
Certificates  required to be provided to the Internal Revenue Service and certain Persons as described in Treasury  Regulations
Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

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                               (B)      as a result of any regulated  investment company,  real estate investment trust, common trust fund,  partnership,  trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R  Certificate  having as among its  record  holders  at any time any  Person  who is a  Disqualified  Organization.
Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                           (iv)     The  provisions  of this  Section 5.02(f)  set  forth  prior  to this  clause  (iv)  may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                               (A)      written  notification  from each  Rating  Agency to the effect  that the  modification, addition to or elimination  of such  provisions  will not cause such Rating Agency to downgrade its  then-current  ratings,  if any, of the Class A  Certificates or Class M  Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                               (B)      a certificate of the Master  Servicer  stating that the Master Servicer has received an
Opinion of Counsel, in form and substance  satisfactory to the Master Servicer, to the effect that such modification,  addition to or absence of such provisions  will not cause any REMIC created  hereunder to cease to qualify as a REMIC and will not cause
(x) any REMIC created  hereunder to be subject to an  entity-level  tax caused by the Transfer of any Class R  Certificate to a
Person that is a Disqualified  Organization or (y) a  Certificateholder  or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

         (g)      No service charge shall be made for any transfer or exchange of  Certificates  of any Class,  but the Trustee may require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

         (h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate is  surrendered to the  Certificate  Registrar,  or the Trustee and the  Certificate
Registrar  receive  evidence to their  satisfaction of the  destruction,  loss or theft of any  Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar  that such  Certificate  has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall authenticate and deliver, in exchange  for or in lieu of any such  mutilated,  destroyed,  lost or stolen  Certificate,  a new  Certificate  of like  tenor,
Class and  Percentage  Interest  but  bearing  a  number  not  contemporaneously  outstanding.  Upon  the  issuance  of any new
Certificate  under  this  Section,  the  Trustee  may  require  the  payment  of a sum  sufficient  to  cover  any tax or other governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses of the
Trustee and the Certificate  Registrar)  connected therewith.  Any duplicate  Certificate issued pursuant to this Section shall constitute  complete and  indefeasible  evidence of ownership in the Trust Fund,  as if originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

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         Section 5.04.     Persons Deemed Owners.

         Prior to due  presentation of a Certificate for  registration of transfer,  the Depositor,  the Master  Servicer,  the
Trustee,  the  Certificate  Registrar  and any agent of the  Depositor,  the Master  Servicer,  the Trustee or the  Certificate
Registrar may treat the Person in whose name any  Certificate  is registered as the owner of such  Certificate  for the purpose of  receiving  distributions  pursuant  to  Section 4.02  and for all other  purposes  whatsoever,  except as and to the extent provided  in the  definition  of  "Certificateholder,"  and  neither the  Depositor,  the Master  Servicer,  the  Trustee,  the
Certificate  Registrar nor any agent of the Depositor,  the Master Servicer,  the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

         Section 5.05.     Appointment of Paying Agent.

         The Trustee  may appoint a Paying  Agent for the purpose of making  distributions  to  Certificateholders  pursuant to
Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master Servicer on behalf of the  Trustee  shall  deposit  or  cause to be  deposited  with the  Paying  Agent a sum  sufficient  to make  the  payments  to
Certificateholders  in the  amounts  and in the  manner  provided  for in  Section 4.02,  such sum to be held in trust  for the benefit of  Certificateholders.  The Trustee  shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying  Agent shall agree with the Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying  Agent  shall be held only in  Eligible  Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

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                                                          ARTICLE VI

                                             THE DEPOSITOR AND THE MASTER SERVICER

         Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The  Depositor  and the  Master  Servicer  shall  each be  liable in  accordance  herewith  only to the  extent of the obligations  specifically  and  respectively  imposed upon and undertaken by the Depositor and the Master Servicer  herein.  By way of  illustration  and not  limitation,  the Depositor is not liable for the servicing  and  administration  of the Mortgage
Loans,  nor is it obligated by Section 7.01 or  Section 10.01  to assume any obligations of the Master Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and
                           Delegation of Duties by Master Servicer.

         (a)      The Depositor and the Master  Servicer  shall each keep in full effect its  existence,  rights and franchises as a corporation  under the laws of the state of its  incorporation,  and will each obtain and preserve its qualification to do business as a foreign  corporation in each  jurisdiction  in which such  qualification  is or shall be necessary to protect the validity and  enforceability  of this  Agreement,  the  Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b)      Any  Person  into  which  the  Depositor  or the  Master  Servicer  may be  merged  or  consolidated,  or any corporation  resulting from any merger or  consolidation to which the Depositor or the Master Servicer shall be a party, or any
Person  succeeding  to the business of the  Depositor or the Master  Servicer,  shall be the  successor of the Depositor or the
Master  Servicer,  as the case may be,  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding;  provided,  however,  that the  successor or surviving  Person to the Master  Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac;
and provided  further that each Rating Agency's  ratings,  if any, of any Class of Class A Certificates or Class M Certificates
in effect  immediately  prior to such merger or consolidation  will not be qualified,  reduced or withdrawn as a result thereof
(as evidenced by a letter to such effect from each Rating Agency).

         (c)      Notwithstanding  anything else in this  Section 6.02  and  Section 6.04 to the contrary,  the Master Servicer may assign its rights and delegate its duties and  obligations  under this Agreement;  provided that the Person  accepting such assignment  or  delegation  shall be a Person which is qualified to service  mortgage  loans on behalf of Fannie Mae or Freddie
Mac, is reasonably  satisfactory  to the Trustee and the  Depositor,  is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and  substance  reasonably  satisfactory  to the Depositor and the Trustee,  which contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and  condition to be performed  or observed by the Master  Servicer  under this  Agreement;  provided  further that each Rating
Agency's  rating of the  Classes  of  Certificates  that have been rated in effect  immediately  prior to such  assignment  and delegation  will not be  qualified,  reduced or withdrawn as a result of such  assignment  and  delegation  (as  evidenced by a letter to such effect from each Rating Agency).  In the case of any such  assignment and delegation,  the Master Servicer shall be  released  from its  obligations  under  this  Agreement,  except  that the  Master  Servicer  shall  remain  liable for all liabilities and obligations  incurred by it as Master  Servicer  hereunder prior to the  satisfaction of the conditions to such assignment and delegation set forth in the next preceding  sentence.  Notwithstanding  the foregoing,  in the event of a pledge

                                                           95

or assignment by the Master  Servicer  solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section  9.01(a),  its rights to purchase the Mortgage Loans and property  acquired related to such Mortgage
Loans or its rights to purchase the Certificates  related  thereto),  the provisos of the first sentence of this paragraph will not apply.

         Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the Depositor,  the Master  Servicer or any of the directors,  officers,  employees or agents of the Depositor or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining  from the  taking of any action in good faith  pursuant  to this  Agreement,  or for errors in  judgment;  provided, however,  that this  provision  shall not protect the Depositor,  the Master  Servicer or any such Person against any breach of warranties,  representations  or covenants made herein or any liability  which would  otherwise be imposed by reason of willful misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless  disregard of obligations and duties  hereunder.  The Depositor,  the Master  Servicer and any director,  officer,  employee or agent of the Depositor or the
Master  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action  relating to this  Agreement or the  Certificates,  other than any loss, liability or expense  related to any specific  Mortgage Loan or Mortgage  Loans (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this Agreement) and any loss,  liability or expense incurred by reason of willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of obligations  and duties  hereunder.  Neither the Depositor nor the Master  Servicer shall be under any obligation to appear in, prosecute or defend any legal or  administrative  action,  proceeding,  hearing or  examination  that is not  incidental to its respective  duties  under this  Agreement  and which in its  opinion  may  involve it in any  expense or  liability;  provided, however,  that the Depositor or the Master  Servicer may in its discretion  undertake any such action,  proceeding,  hearing or examination  that it may deem  necessary  or desirable  in respect to this  Agreement  and the rights and duties of the parties hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action, proceeding,  hearing or examination  and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities of the
Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable to the  Mortgage  Loans on deposit in the  Custodial  Account as provided by  Section 3.10  and,  on the  Distribution  Date(s)
following  such  reimbursement,  the  aggregate  of such  expenses  and costs shall be  allocated  in  reduction of the Accrued
Certificate  Interest on each Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment
Interest Shortfall.

         Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions  of  Section 6.02,  neither the  Depositor  nor the Master  Servicer  shall resign from its respective  obligations  and duties  hereby  imposed on it except upon  determination  that its duties  hereunder are no longer permissible  under  applicable law. Any such  determination  permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the  resigning  party) to such effect  delivered to the Trustee.
No such  resignation  by the Master  Servicer  shall  become  effective  until the Trustee or a successor  servicer  shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

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                                                          ARTICLE VII

                                                            DEFAULT

         Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the  following  events  (whatever  reason for such Event of
Default and whether it shall be  voluntary  or  involuntary  or be effected by  operation  of law or pursuant to any  judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i)      the Master  Servicer shall fail to distribute or cause to be distributed to Holders of  Certificates of any  Class any  distribution  required  to be made  under  the terms of the  Certificates  of such  Class and  this
         Agreement  and, in either case,  such failure  shall  continue  unremedied  for a period of 5 days after the date upon which  written  notice of such  failure,  requiring  such failure to be remedied,  shall have been given to the Master
         Servicer by the Trustee or the  Depositor or to the Master  Servicer,  the Depositor and the Trustee by the Holders of
         Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                  (ii)     the Master  Servicer  shall fail to observe  or  perform in any  material  respect  any other of the covenants or  agreements  on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this
         Agreement and such failure shall  continue  unremedied  for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance  Policy) after the date on which written notice of such  failure,  requiring  the same to be  remedied,  shall have been given to the  Master  Servicer  by the
         Trustee or the Depositor,  or to the Master Servicer,  the Depositor and the Trustee by the Holders of Certificates of
         any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

                  (iii)    a decree or order of a court or agency or supervisory  authority having jurisdiction in the premises in an  involuntary  case  under any  present or future  federal  or state  bankruptcy,  insolvency  or similar  law or appointing a conservator  or receiver or liquidator in any  insolvency,  readjustment  of debt,  marshalling of assets and liabilities or similar proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered against the Master  Servicer  and such decree or order shall have  remained in force  undischarged  or unstayed  for a period of 60 days; or

                  (iv)     the Master  Servicer shall consent to the  appointment of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

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                  (v)      the Master  Servicer shall admit in writing its inability to pay its debts  generally as they become due,  file a petition  to take  advantage  of, or  commence a  voluntary  case under,  any  applicable  insolvency  or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations; or

                  (vi)     the Master  Servicer  shall  notify the  Trustee  pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default  described in clauses  (i)-(v) of this  Section shall  occur,  then, and in each and every such case,  so long as such  Event of Default  shall not have been  remedied,  either  the  Depositor  or the  Trustee  shall at the direction  of  Holders  of  Certificates  entitled  to at least 51% of the  Voting  Rights by notice in  writing  to the Master
Servicer (and to the  Depositor),  terminate all of the rights and  obligations of the Master Servicer under this Agreement and in and to the Mortgage  Loans and the  proceeds  thereof,  other than its rights as a  Certificateholder  hereunder;  provided, however,  that a successor to the Master  Servicer is appointed  pursuant to  Section 7.02  and such successor  Master Servicer shall have  accepted the duties of Master  Servicer  effective  upon the  resignation  of the Master  Servicer.  If an Event of
Default  described in clause (vi) hereof shall occur,  the Trustee shall,  by notice to the Master  Servicer and the Depositor, immediately  terminate  all of the rights  and  obligations  of the Master  Servicer  under  this  Agreement  and in and to the
Mortgage  Loans  and  the  proceeds  thereof,  other  than  its  rights  as  a  Certificateholder   hereunder  as  provided  in
Section 4.04(b).  On or after the receipt by the Master Servicer of such written notice,  all authority and power of the Master
Servicer  under this  Agreement,  whether with  respect to the  Certificates  (other than as a Holder  thereof) or the Mortgage
Loans or otherwise,  shall subject to  Section 7.02  pass to and be vested in the Trustee or the Trustee's  designee  appointed pursuant to Section 7.02;  and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other instruments,  and to do or accomplish all other acts or things  necessary or appropriate to effect the purposes of such notice of termination,  whether to complete the transfer and  endorsement  or assignment of the Mortgage  Loans and related  documents,  or otherwise.  The Master
Servicer  agrees to cooperate  with the Trustee in effecting the  termination  of the Master  Servicer's  responsibilities  and rights hereunder,  including,  without limitation,  the transfer to the Trustee or its designee for administration by it of all cash  amounts  which  shall at the time be  credited to the  Custodial  Account or the  Certificate  Account or  thereafter  be received with respect to the Mortgage  Loans. No such  termination  shall release the Master Servicer for any liability that it would  otherwise have hereunder for any act or omission prior to the effective time of such  termination.  Notwithstanding  any termination of the activities of Residential  Funding in its capacity as Master Servicer  hereunder,  Residential Funding shall be entitled to receive,  out of any late  collection of a Monthly  Payment on a Mortgage Loan which was due prior to the notice terminating  Residential  Funding's  rights and obligations as Master Servicer  hereunder and received after such notice,  that portion to which Residential Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its
Servicing Fee in respect  thereof,  and any other amounts  payable to Residential  Funding  hereunder the  entitlement to which arose prior to the  termination of its activities  hereunder.  Upon the  termination of Residential  Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee, as successor Master Servicer, a copy of the Program Guide.

         Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

         (a)      On and after the time the  Master  Servicer  receives a notice of  termination  pursuant  to Section  7.01 or resigns in accordance  with Section  6.04,  the Trustee or, upon notice to the  Depositor  and with the  Depositor's  consent a designee  (which meets the  standards  set forth below) of the  Trustee,  shall be the  successor in all respects to the Master
Servicer in its capacity as servicer  under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating  thereto placed on the Master Servicer  (except for the responsibilities,  duties and  liabilities  contained  in  Sections  2.02 and  2.03(a),  excluding  the duty to notify  related
Subservicers  as set forth in such  Sections,  and its  obligations to deposit  amounts in respect of losses  incurred prior to such  notice or  termination  on the  investment  of funds in the  Custodial  Account or the  Certificate  Account  pursuant to
Sections 3.07(c) and 4.01(c) by the terms and provisions hereof);  provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master Servicer's failure to provide  information  required by Section 4.04 shall not be considered a default by the Trustee  hereunder,  as successor Master  Servicer.  If the Trustee has become the successor to the Master  Servicer in accordance with Section 6.04 or Section 7.01, then  notwithstanding  the above,  the Trustee may, if

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it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established housing and home finance institution,  which is also a Fannie Mae or Freddie Mac-approved  mortgage servicing  institution,  having a net worth of not less than  $10,000,000 as the successor to the Master Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master  Servicer  hereunder.  Pending appointment of a successor to the Master  Servicer  hereunder,  the Trustee shall become  successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  As compensation  therefor,  the Trustee,  as successor  Master  Servicer, shall be entitled to all funds relating to the Mortgage  Loans which the Master  Servicer would have been entitled to charge to the Custodial  Account or the  Certificate  Account if the Master  Servicer had  continued to act  hereunder  and, in addition, shall be entitled to the income from any Permitted  Investments  made with amounts  attributable  to the Mortgage Loans held in the Custodial  Account or the Certificate  Account.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the  compensation  of such successor out of payments on Mortgage  Loans as it and such successor  shall agree;  provided,  however,  that no such  compensation  shall be in excess  of that  permitted  the  initial  Master  Servicer hereunder.  The  Depositor,  the  Trustee,  the  Custodian  and such  successor  shall take such action,  consistent  with this
Agreement,  as shall be necessary to effectuate  any such  succession.  The Servicing  Fee for any  successor  Master  Servicer appointed  pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans,  if any, where the  Subservicing
Fee accrues at a rate of less than 0.200% per annum in the event that the  successor  Master  Servicer  is not  servicing  such
Mortgage  Loans  directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.200% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

         (b)      In  connection  with the  termination  or  resignation  of the  Master  Servicer  hereunder,  either  (i) the successor  Master Servicer,  including the Trustee if the Trustee is acting as successor  Master Servicer,  shall represent and warrant  that it is a member of MERS in good  standing and shall agree to comply in all  material  respects  with the rules and procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the predecessor  Master  Servicer  shall  cooperate  with the  successor  Master  Servicer in causing MERS to revise its records to reflect the  transfer of  servicing  to the  successor  Master  Servicer as  necessary  under MERS' rules and  regulations,  or
(ii) the  predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in  recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute and deliver such other  notices,  documents  and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage
Loan or  servicing  of such  Mortgage  Loan on the MERS®  System to the  successor  Master  Servicer.  The  predecessor  Master
Servicer shall file or cause to be filed any such  assignment in the  appropriate  recording  office.  The  predecessor  Master
Servicer  shall bear any and all fees of MERS,  costs of preparing any  assignments  of Mortgage,  and fees and costs of filing any  assignments of Mortgage that may be required under this  subsection (b).  The successor  Master  Servicer shall cause such assignment  to be delivered to the Trustee or the  Custodian  promptly  upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 7.03.     Notification to Certificateholders.

         (a)      Upon any such  termination  or  appointment  of a successor to the Master  Servicer,  the Trustee  shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

         (b)      Within 60 days after the  occurrence  of any Event of  Default,  the  Trustee  shall  transmit by mail to all
Holders of  Certificates  notice of each such Event of Default  hereunder  known to the  Trustee,  unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

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         Section 7.04.     Waiver of Events of Default.

         The Holders  representing at least 66% of the Voting Rights of Certificates  affected by a default or Event of Default hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a default or Event of Default under clause
(i) of Section 7.01  may be waived only by all of the Holders of Certificates  affected by such default or Event of Default and
(b) no  waiver  pursuant  to  this  Section 7.04  shall  affect  the  Holders  of  Certificates  in the  manner  set  forth  in
Section 11.01(b)(i),  (ii) or (iii).  Upon any such  waiver of a default or Event of Default by the  Holders  representing  the requisite  percentage of Voting Rights of Certificates  affected by such default or Event of Default,  such default or Event of
Default  shall cease to exist and shall be deemed to have been  remedied  for every  purpose  hereunder.  No such waiver  shall extend to any  subsequent  or other  default or Event of Default or impair any right  consequent  thereon  except to the extent expressly so waived.

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                                                         ARTICLE VIII

                                                    CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee.

         (a)      The  Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default which may have  occurred,  undertakes  to  perform  such  duties  and only such  duties as are  specifically  set forth in this
Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the Trustee shall exercise such of the  rights  and  powers  vested in it by this  Agreement,  and use the same  degree of care and skill in their  exercise  as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b)      The  Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other  instruments  furnished  to the  Trustee  which are  specifically  required  to be  furnished  pursuant  to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this Agreement.  The
Trustee shall notify the  Certificateholders  of any such documents which do not materially conform to the requirements of this
Agreement  in the event that the  Trustee,  after so  requesting,  does not receive  satisfactorily  corrected  documents.  The
Trustee  shall  forward or cause to be  forwarded  in a timely  fashion  the  notices,  reports and  statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  7.03,  and 10.01.  The Trustee shall furnish in a timely  fashion to the
Master  Servicer such  information as the Master  Servicer may reasonably  request from time to time for the Master Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee  covenants  and agrees that it shall  perform its  obligations hereunder in a manner so as to maintain the status of each REMIC created  hereunder as a REMIC under the REMIC  Provisions  and
(subject to  Section 10.01(f))  to prevent the  imposition  of any  federal,  state or local  income,  prohibited  transaction, contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         (c)      No  provision  of this  Agreement  shall be  construed  to relieve the  Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i)      Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have  occurred,  the duties and  obligations  of the Trustee  shall be  determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the Trustee  and,  in the  absence of bad faith on the part of the  Trustee,  the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions  expressed therein,  upon any certificates  or opinions  furnished to the Trustee by the  Depositor or the Master  Servicer and which on their face, do not contradict the requirements of this Agreement;

                  (ii)     The  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a
         Responsible Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii)    The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of the  Certificateholders  holding  Certificates  which evidence,  Percentage  Interests  aggregating  not less than 25% of the  affected  Classes as to the time,  method and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee,  or  exercising  any trust or power conferred upon the Trustee, under this Agreement;

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                  (iv)     The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the Trustee)  specified in clauses (i) and (ii) of Section 7.01  or an Event of Default under clauses (iii),  (iv) and
         (v) of  Section 7.01  unless a  Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
         Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

                  (v)      Except to the extent  provided in  Section 7.02,  no provision in this  Agreement  shall require the
         Trustee to expend or risk its own funds  (including,  without  limitation,  the making of any  Advance)  or  otherwise incur any  personal  financial  liability  in the  performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers,  if the Trustee shall have  reasonable  grounds for believing  that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d)      The Trustee  shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or transactions  including,  without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC after the  Closing  Date  imposed by  Section 860G(d)  of the Code and (C) any tax on "net  income from  foreclosure property"  as defined  in  Section 860G(c)  of the Code,  but only if such  taxes  arise out of a breach by the  Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02.     Certain Matters Affecting the Trustee.

         (a)      Except as otherwise provided in Section 8.01:

                  (i)      The  Trustee  may rely and  shall  be  protected  in  acting  or  refraining  from  acting  upon any resolution, Officers' Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii)     The  Trustee  may  consult  with  counsel,  and any  Opinion of Counsel  shall be full and  complete authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii)    The Trustee  shall be under no  obligation  to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request, order or  direction  of any of the  Certificateholders  pursuant  to the  provisions  of this  Agreement,  unless such
         Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity  against the costs,  expenses and  liabilities  which may be incurred  therein or thereby;  nothing  contained  herein shall,  however,  relieve the
         Trustee of the  obligation,  upon the occurrence of an Event of Default  (which has not been cured),  to exercise such of the  rights  and  powers  vested  in it by this  Agreement,  and to use the same  degree of care and skill in their exercise as a prudent  investor would exercise or use under the  circumstances  in the conduct of such  investor's own affairs;

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                  (iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion  or rights or powers  conferred  upon it by this
         Agreement;

                  (v)      Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing of all Events of
         Default which may have occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent, order, approval,  bond or other paper or document,  unless  requested in writing so to do by the Holders of  Certificates  of any Class evidencing,  as to such Class, Percentage Interests,  aggregating not less than 50%; provided, however, that if the payment within a reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The  reasonable  expense of every such  examination  shall be paid by the Master  Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the
         Certificateholder requesting the investigation;

                  (vi)     The  Trustee  may execute  any of the trusts or powers  hereunder  or perform  any duties  hereunder either  directly or by or through  agents or attorneys  provided  that the Trustee shall remain liable for any acts of such agents or attorneys; and

                  (vii)    To the extent authorized under the Code and the regulations promulgated  thereunder,  each Holder of a Class R Certificate hereby irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact for purposes of signing any Tax  Returns  required  to be filed on behalf of the Trust  Fund.  The Trustee  shall sign on behalf of the Trust Fund and deliver to the Master  Servicer in a timely manner any Tax Returns  prepared by or on behalf of the
         Master  Servicer  that the Trustee is required to sign as  determined  by the Master  Servicer  pursuant to applicable federal,  state or local tax laws,  provided that the Master Servicer shall indemnify the Trustee for signing any such
         Tax Returns that contain errors or omissions.

         (b)      Following the issuance of the Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless (subject to  Section 10.01(f))  it shall have obtained or been furnished  with an Opinion of Counsel to the effect that such  contribution  will not (i) cause any REMIC created  hereunder to fail to  qualify as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the Trust Fund to be subject to any federal tax as a result of such  contribution  (including the  imposition of any federal tax on  "prohibited  transactions"
imposed under Section 860F(a) of the Code).

         Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the statements of the Depositor or the Master  Servicer as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates  (except that the  Certificates  shall be duly and validly executed and  authenticated  by it as  Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the
MERS® System.  Except as otherwise  provided  herein,  the Trustee shall not be  accountable  for the use or application by the
Depositor  or the Master  Servicer  of any of the  Certificates  or of the  proceeds  of such  Certificates,  or for the use or application  of any funds paid to the  Depositor  or the Master  Servicer in respect of the  Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

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         Section 8.04.     Trustee May Own Certificates.

         The Trustee in its  individual  or any other  capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

         Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

         (a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any  co-trustee  from time to time,  and the Trustee and any co-trustee shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision of law in regard  to the  compensation  of a  trustee  of an  express  trust)  for all  services  rendered  by each of them in the execution of the trusts hereby  created and in the exercise and  performance  of any of the powers and duties  hereunder of the
Trustee and any  co-trustee,  and the Master  Servicer shall pay or reimburse the Trustee and any  co-trustee  upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any co-trustee in connection with the  appointment  of an office or agency  pursuant to  Section 8.12)  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

         (b)      The Master  Servicer  agrees to  indemnify  the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense incurred  without  negligence or willful  misconduct on its part,  arising out of, or in connection with,  the  acceptance  and  administration  of the Trust  Fund,  including  its  obligation  to execute  the DTC Letter in its individual  capacity,  and including the costs and expenses (including  reasonable legal fees and expenses) of defending itself against any claim in connection  with the exercise or  performance  of any of its powers or duties under this Agreement and the
Yield Maintenance Agreement, provided that:

                  (i)      with respect to any such claim,  the Trustee  shall have given the Master  Servicer  written  notice thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii)     while maintaining  control over its own defense,  the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                  (iii)    notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement of any claim by the Trustee  entered into without the prior consent of the Master  Servicer which consent shall not be unreasonably  withheld.  No termination of this Agreement shall affect the obligations  created by this  Section 8.05(b)
of the Master  Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.  Notwithstanding  the foregoing,  the  indemnification  provided  by the  Master  Servicer  in this  Section 8.05(b)  shall not  pertain to any loss, liability  or expense of the Trustee,  including  the costs and expenses of  defending  itself  against any claim,  incurred in connection  with any  actions  taken by the  Trustee  at the  direction  of  Certificateholders  pursuant  to the terms of this
Agreement.

         Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a national banking  association or a New York banking  corporation  having its principal  office in a state and city  acceptable to the Depositor and organized and doing  business under the laws of such

                                                           104

state or the United  States of  America,  authorized  under such laws to exercise  corporate  trust  powers,  having a combined capital and surplus of at least  $50,000,000  and subject to  supervision  or  examination  by federal or state  authority  and having a sufficient  rating so as to maintain the  then-current  ratings of the  Certificates.  If such corporation or national banking association  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid supervising or examining  authority,  then for purposes of this  Section the  combined  capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07.     Resignation and Removal of the Trustee.

         (a)      The  Trustee  may at any time  resign and be  discharged  from the trusts  hereby  created by giving  written notice  thereof to the Depositor and the Master  Servicer.  Upon  receiving  such notice of  resignation,  the Depositor  shall promptly appoint a successor trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning  Trustee and one copy to the  successor  trustee.  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  then the resigning  Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b)      If at any time the Trustee shall cease to be eligible in accordance with the provisions of  Section 8.06  and shall fail to resign after written request  therefor by the Depositor,  or if at any time the Trustee shall become incapable of acting,  or shall be adjudged  bankrupt or insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any  public  officer  shall  take  charge  or  control  of the  Trustee  or of its  property  or  affairs  for the  purpose  of rehabilitation,  conservation  or  liquidation,  then the Depositor  may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition,  in the event that the Depositor  determines that the Trustee has failed (i) to distribute or cause to be distributed to  Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its Paying  Agent  (other than the Master  Servicer or the  Depositor)  for  distribution  or (ii) to  otherwise observe or perform in any material respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue  unremedied  for a period of 5 days (in  respect  of clause (i) above) or 30 days (in  respect of clause  (ii)  above, other  than any  failure to comply  with the  provisions  of Article  XII,  in which  case no notice or grace  period  shall be applicable)  after the date on which  written  notice of such  failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor,  then the Depositor  may remove the Trustee and appoint a successor  trustee by written instrument  delivered  as provided in the  preceding  sentence.  In  connection  with the  appointment  of a successor  trustee pursuant  to the  preceding  sentence,  the  Depositor  shall,  on or  before  the date on which any such  appointment  becomes effective,  obtain from each Rating Agency written  confirmation  that the  appointment of any such successor  trustee will not result in the  reduction  of the ratings on any  Class of  the  Certificates  below the lesser of the then  current or original ratings on such Certificates.

         (c)      The  Holders  of  Certificates  entitled  to at least 51% of the  Voting  Rights  may at any time  remove the
Trustee and appoint a successor trustee by written  instrument or instruments,  in triplicate,  signed by such Holders or their attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

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         (d)      Any  resignation  or removal of the Trustee and  appointment  of a successor  trustee  pursuant to any of the provisions of this  Section shall  become  effective upon  acceptance of  appointment  by the successor  trustee as provided in
Section 8.08.

         Section 8.08.     Successor Trustee.

         (a)      Any successor  trustee  appointed as provided in Section 8.07  shall execute,  acknowledge and deliver to the
Depositor and to its predecessor trustee an instrument accepting such appointment  hereunder,  and thereupon the resignation or removal of the  predecessor  trustee  shall  become  effective  and such  successor  trustee  shall become  effective  and such successor trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations of its predecessor  hereunder,  with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor  trustee all Mortgage Files and related  documents and  statements  held by it hereunder
(other  than any  Mortgage  Files at the time held by a  Custodian,  which  shall  become  the agent of any  successor  trustee hereunder),  and the Depositor,  the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may  reasonably  be required  for more fully and  certainly  vesting and  confirming  in the  successor trustee all such rights, powers, duties and obligations.

         (b)      No  successor  trustee  shall  accept  appointment  as  provided in this  Section unless  at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         (c)      Upon acceptance of appointment by a successor  trustee as provided in this Section,  the Depositor shall mail notice of the  succession  of such  trustee  hereunder  to all  Holders  of  Certificates  at their  addresses  as shown in the
Certificate  Register.  If the Depositor  fails to mail such notice  within  10 days after  acceptance  of  appointment  by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation or national  banking  association  into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association  resulting from any merger,  conversion or consolidation to which the Trustee shall be a party, or any  corporation or national  banking  association  succeeding to the business of the
Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association shall be eligible under the provisions of  Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

         Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

         (a)      Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal requirements of any  jurisdiction in which any part of the Trust Fund or property  securing the same may at the time be located,  the Master
Servicer and the Trustee  acting  jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or  co-trustees,  jointly with the Trustee,  or separate  trustee or separate trustees,  of all or any part of the Trust Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund,  or any part  thereof,  and,  subject to the other  provisions of this  Section 8.10,  such powers,  duties, obligations,  rights and trusts as the Master  Servicer and the Trustee may  consider  necessary  or  desirable.  If the Master
Servicer  shall not have  joined in such  appointment  within 15 days after the receipt by it of a request so to do, or in case

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an Event of Default shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.
No co-trustee or separate  trustee  hereunder  shall be required to meet the terms of eligibility as a successor  trustee under
Section 8.06  hereunder,  and no notice to Holders of Certificates of the appointment of co-trustee(s)  or separate  trustee(s)
shall be required under Section 8.08 hereof.

         (b)      In the case of any  appointment  of a  co-trustee  or separate  trustee  pursuant to this  Section 8.10,  all rights,  powers,  duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  (whether as Trustee  hereunder or as successor to the
Master  Servicer  hereunder),  the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c)      Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them. Every instrument  appointing any separate trustee or  co-trustee  shall refer to this  Agreement  and the  conditions of this  Article VIII.  Each  separate  trustee and co-trustee,  upon its  acceptance  of the trusts  conferred,  shall be vested  with the estates or  property  specified  in its instrument of  appointment,  either  jointly with the Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

         (d)      Any separate trustee or co-trustee may, at any time,  constitute the Trustee,  its agent or attorney-in-fact, with full  power and  authority,  to the  extent  not  prohibited  by law,  to do any  lawful  act under or in  respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee  shall die, become  incapable of acting,  resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master  Servicer and the Depositor,  or shall, at the direction of the Master
Servicer and the Depositor,  appoint one or more  Custodians who are not Affiliates of the Depositor or the Master  Servicer to
hold all or a portion of the Mortgage Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby directed to enter into a Custodial  Agreement with Wells Fargo Bank, N.A.  Subject to  Article VIII,  the Trustee agrees to comply with the terms of each  Custodial  Agreement and to enforce the terms and  provisions  thereof  against the Custodian for the  benefit of the  Certificateholders.  Each  Custodian  shall be a  depository  institution  subject to  supervision  by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in which it holds any Mortgage File.  Each  Custodial  Agreement may be amended only as provided in  Section 11.01.  The Trustee  shall  notify the  Certificateholders  of the  appointment  of any  Custodian  (other than the
Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

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         Section 8.12.     Appointment of Office or Agency.

         The Trustee  shall  maintain an office or agency in the City of New York where  Certificates  may be  surrendered  for registration of transfer or exchange.  The Trustee  initially  designates its offices located at the Corporate Trust Office for the  purpose  of  keeping  the  Certificate  Register.  The  Trustee  shall  maintain  an  office  at  the  address  stated  in
Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

         Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized  and directed  to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

         Section 8.14.     Yield Maintenance Agreement.

         The  Trustee  is hereby  authorized  and  directed  to,  and agrees  that it shall,  enter into the Yield  Maintenance
Agreement on behalf of the Trust Fund.

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                                                          ARTICLE IX

                                                          TERMINATION

         Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans.

         (a)      Subject to  Section 9.02,  the respective  obligations  and  responsibilities  of the  Depositor,  the Master
Servicer  and the Trustee  created  hereby in respect of the  Certificates  (other than the  obligation  of the Trustee to make certain payments after the Final  Distribution Date to  Certificateholders  and the obligation of the Depositor to send certain notices as  hereinafter  set forth)  shall  terminate  upon the last  action  required  to be taken by the Trustee on the Final
Distribution Date pursuant to this Article IX following the earlier of:

                  (i)      the later of the final  payment or other  liquidation  (or any Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     at the option of the Master Servicer,  the purchase of all Mortgage Loans and all property  acquired in  respect of any  Mortgage  Loan  remaining  in the Trust  Fund,  at a price  equal to 100% of the unpaid  principal balance of each Mortgage Loan (or, if less than such unpaid  principal  balance,  the fair market value of the related underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance) (and if such  purchase is made by the Master  Servicer only, net of any  unreimbursed  Advances  attributable to principal) on the day of repurchase,  plus accrued  interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage  Loan),  to, but not including, the first day of the month in which such repurchase price is distributed;

provided,  however,  that in no event shall the trust created hereby  continue beyond the expiration of 21 years from the death of the last  survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St.
James,  living on the date hereof;  and  provided  further,  that the  purchase  price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC.

         The purchase price paid by the Master  Servicer  pursuant to  Section 9.01(a)(ii)  shall also include any amounts owed by Residential  Funding  pursuant to the last  paragraph of Section 4 of the Assignment  Agreement in respect of any liability, penalty or expense that resulted from a breach of the  representation  and warranty set forth in clause (w) of Section 4 of the
Assignment Agreement that remain unpaid on the date of such purchase.

         The right of the Master  Servicer to purchase all of the Mortgage  Loans  pursuant to clause (ii) above is conditioned upon the date of such purchase  occurring on or after the Optional  Termination  Date. If such right is exercised by the Master
Servicer,  the  Master  Servicer  shall be deemed to have been  reimbursed  for the full  amount of any  unreimbursed  Advances theretofore  made by it with respect to the Mortgage Loans being purchased.  In addition,  the Master Servicer shall provide to the Trustee the certification  required by Section 3.15,  and the Trustee and any Custodian shall,  promptly  following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

         In  addition  to the  foregoing,  on any  Distribution  Date on or after the  Optional  Termination  Date,  the Master
Servicer  shall have the right,  at its option,  to purchase  the  Class A  Certificates,  Class M  Certificates  and  Class SB

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Certificates in whole, but not in part, at a price equal to the sum of the outstanding  Certificate  Principal  Balance of such
Certificates  plus the sum of one month's Accrued  Certificate  Interest  thereon,  any previously  unpaid Accrued  Certificate
Interest,  and any unpaid Prepayment Interest Shortfalls  previously  allocated thereto and, in the case of Prepayment Interest
Shortfalls,  accrued interest thereon at the applicable  Pass-Through  Rate through the date of such optional  termination.  If the Master Servicer exercises this right to purchase the outstanding Class A  Certificates,  Class M  Certificates and Class SB
Certificates,  the Master Servicer will promptly terminate the respective  obligations and  responsibilities  created hereby in respect of these Certificates pursuant to this Article IX.

         (b)      The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which (1) the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders  as a result of the exercise by the Master  Servicer of its right to purchase the Mortgage  Loans or on which (2) the Master  Servicer  anticipates that the  Certificates  will be  purchased  as a result of the  exercise by the Master  Servicer to  purchase  the  outstanding
Certificates.  Notice of any  termination,  specifying  the  anticipated  Final  Distribution  Date (which shall be a date that would otherwise be a Distribution Date) upon which the  Certificateholders  may surrender their Certificates to the Trustee (if so  required by the terms  hereof) for payment of the final  distribution  and  cancellation  or notice of any  purchase of the outstanding  Certificates,  specifying the  Distribution  Date upon which the Holders may surrender  their  Certificates to the
Trustee for payment,  shall be given  promptly by the Master  Servicer (if it is exercising  the right to purchase the Mortgage
Loans or to purchase the outstanding  Certificates),  or by the Trustee (in any other case) by letter to the Certificateholders
(with a copy to the  Certificate  Registrar)  mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                  (i)      the anticipated Final  Distribution Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and surrender of Certificates at the office or agency of the Trustee  therein  designated  where required  pursuant to this Agreement or, in the case of the purchase by the Master  Servicer of the  outstanding  Certificates, the Distribution Date on which such purchase is made,

                  (ii)     the  amount  of  any  such  final  payment  or,  in the  case  of the  purchase  of the  outstanding
Certificates, the purchase price, in either case, if known, and

                  (iii)    that the Record Date otherwise  applicable to such  Distribution  Date is not  applicable,  and that payment will be made only upon  presentation  and surrender of the  Certificates at the office or agency of the Trustee therein specified.

         If the Master  Servicer or the Trustee is obligated to give notice to  Certificateholders  as required above, it shall give such  notice  to the  Certificate  Registrar  at the time such  notice is given to  Certificateholders.  In the event of a purchase of the Mortgage Loans by the Master  Servicer,  the Master  Servicer shall deposit in the  Certificate  Account before the Final  Distribution  Date in immediately  available funds an amount equal to the purchase price computed as provided above.
As a result of the exercise by the Master Servicer of its right to purchase the outstanding  Certificates,  the Master Servicer shall deposit in the  Certificate  Account,  before the  Distribution  Date on which such purchase is to occur,  in immediately available funds, an amount equal to the purchase price for the  Certificates  computed as provided above, and provide notice of such deposit to the Trustee.  The Trustee  shall  withdraw from such account the amount  specified in subsection  (c) below and distribute  such amount to the  Certificateholders  as specified in subsection (c) below.  The Master Servicer shall provide to the Trustee written  notification  of any change to the  anticipated  Final  Distribution  Date as soon as practicable.  If the
Trust Fund is not  terminated on the  anticipated  Final  Distribution  Date,  for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

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         (c)      Upon  presentation and surrender of the Class A Certificates,  Class M Certificates and Class SB Certificates
by the  Certificateholders  thereof,  the  Trustee  shall  distribute  to  such  Certificateholders  (i) the  amount  otherwise distributable on such Distribution  Date, if not in connection with the Master  Servicer's  election to repurchase the Mortgage
Loans or the outstanding Class A Certificates,  Class M Certificates and Class SB Certificates,  or (ii) if the Master Servicer
elected to so  repurchase  the Mortgage  Loans or the  outstanding  Class A  Certificates,  Class M  Certificates  and Class SB
Certificates,  an amount equal to the price paid  pursuant to Section  9.01(a) as follows:  first,  with respect to the Class A
Certificates,  pari passu, the outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  second,  with respect to the
Class M-1 Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  third, with respect to the Class
M-2 Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  fourth, with respect to the Class M-3
Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  fifth, with respect to the Class M-4
Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  sixth, with respect to the Class M-5
Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest,  seventh,  with respect to the Class
M-6 Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  eighth, with respect to the Class M-7
Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  ninth, with respect to the Class M-8
Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  tenth, with respect to the Class M-9
Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  eleventh,  with respect to the Class
M-10 Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  twelfth,  with respect to the Class A
Certificates  and  Class M  Certificates,  the  amount  of any  Prepayment  Interest  Shortfalls  allocated  thereto  for  such
Distribution  Date or  remaining  unpaid  from  prior  Distribution  Dates  and  accrued  interest  thereon  at the  applicable
Pass-Through  Rate, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated thereto for such Distribution Date or remaining unpaid from prior  Distribution  Dates, and thirteenth,  with respect to the Class SB Certificates,  all remaining amounts.

         (d)      In the event that any  Certificateholders  shall not  surrender  their  Certificates  for final  payment  and cancellation  on or before the Final  Distribution  Date,  the Master  Servicer  (if it  exercised  its right to  purchase  the
Mortgage Loans) or the Trustee (in any other case), shall give a second written notice to the remaining  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution  with respect thereto.  If within six months after the second notice any Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps  as  directed  by the  Master  Servicer  to  contact  the  remaining  Certificateholders  concerning  surrender  of their
Certificates.  The costs and expenses of maintaining  the  Certificate  Account and of contacting  Certificateholders  shall be paid out of the  assets  which  remain  in the  Certificate  Account.  If  within  nine  months  after the  second  notice  any
Certificates  shall not have been  surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts distributable  to the holders  thereof and the Master  Servicer shall  thereafter  hold such amounts until  distributed to such
Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the Certificate Account or by

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the Master Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

         (e)      If any  Certificateholders  do not surrender their Certificates on or before the Distribution Date on which a purchase  of the  outstanding  Certificates  is to be made,  the Master  Servicer  shall give a second  written  notice to such
Certificateholders  to surrender  their  Certificates  for payment of the purchase price  therefor.  If within six months after the second notice any Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the Master  Servicer to contact the Holders of such  Certificates  concerning  surrender of their  Certificates.
The costs and expenses of maintaining the  Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets which  remain in the  Certificate  Account.  If within nine months after the second  notice any  Certificates  shall not have been surrendered for cancellation in accordance with this  Section 9.01,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the Holders  thereof  and shall have no further  obligation  or  liability  therefor  and the Master
Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any
Certificateholder  on  any  amount  held  in  the  Certificate  Account  or  by  the  Master  Servicer  as  a  result  of  such
Certificateholder's  failure  to  surrender  its  Certificate(s)  for  payment  in  accordance  with  this  Section 9.01.   Any
Certificate  that is not  surrendered on the  Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as provided  above will be deemed to have been  purchased and the Holder as of such date will have no rights with respect  thereto except to receive the  purchase  price  therefor  minus any costs and expenses  associated  with such  Certificate  Account and notices  allocated  thereto.  Any  Certificates so purchased or deemed to have been purchased on such  Distribution  Date shall remain outstanding hereunder.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

         Section 9.02.     Additional Termination Requirements.

         (a)      Each of REMIC I  and  REMIC II as the case may be,  shall be  terminated  in  accordance  with the  following additional  requirements,  unless the Trustee and the Master  Servicer  have received an Opinion of Counsel  (which  Opinion of
Counsel  shall not be an expense of the Trustee) to the effect that the failure of any  REMIC created  hereunder to comply with the  requirements  of this  Section 9.02  will not (i)  result  in the  imposition  on the Trust  Fund of taxes on  "prohibited transactions,"  as described in  Section 860F  of the Code, or (ii) cause any  REMIC created  hereunder to fail to qualify as a
REMIC at any time that any Certificate is outstanding:

                  (i)      The Master  Servicer shall establish a 90-day  liquidation  period for each of REMIC I and REMIC II, and  specify the first day of such period in a statement  attached to the Trust  Fund's  final Tax Return  pursuant to
         Treasury  Regulations  §1.860F-1.  The Master  Servicer  also shall  satisfy  all of the  requirements  of a qualified liquidation for each of REMIC I and REMIC II, under Section 860F of the Code and the regulations thereunder;

                  (ii)     The Master Servicer shall notify the Trustee at the commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii)    If the Master  Servicer is exercising its right to purchase the assets of the Trust Fund, the Master
         Servicer shall,  during the 90-day liquidation period and at or prior to the Final Distribution Date,  purchase all of the assets of the Trust Fund for cash;

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         (b)      Each Holder of a Certificate  and the Trustee hereby  irrevocably  approves and appoints the Master  Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for each of REMIC I and REMIC II at the expense of the Trust
Fund in accordance with the terms and conditions of this Agreement.

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                                                           ARTICLE X

                                                       REMIC PROVISIONS

         Section 10.01.    REMIC Administration.

         (a)      The REMIC  Administrator  shall make an election  to treat each of REMIC I and  REMIC II as a REMIC under the
Code and, if necessary,  under applicable state law. Such election will be made on Form 1066 or other  appropriate  federal tax or information  return  (including  Form 8811) or any  appropriate  state return for the taxable year ending on the last day of the calendar year in which the  Certificates  are issued.  The REMIC I  Regular  Interests  shall be designated as the "regular interests"  and the  Class R-I  Certificates  shall be designated as the sole  Class of  "residual  interests" in REMIC I.  The
REMIC II Regular Interests shall be designated as the "regular  interests" and the Class R-II  Certificates shall be designated as the sole Class of "residual  interests" in REMIC II.  The REMIC  Administrator and the Trustee shall not permit the creation of any  "interests"  (within the meaning of Section 860G of the Code) in the REMIC I or REMIC II other than the REMIC I Regular
Interests, the REMIC II Regular Interests and the Certificates.

         (b)      The Closing Date is hereby  designated  as the  "startup  day" of each of REMIC I,  and  REMIC II  within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

         (c)      The REMIC  Administrator  shall hold a Class R  Certificate  in each REMIC  representing  a 0.01%  Percentage
Interest of the Class R  Certificates  in each REMIC and shall be designated  as the "tax matters  person" with respect to each of REMIC I and  REMIC II in the manner  provided  under  Treasury  Regulations  Section 1.860F-4(d)  and  Treasury  Regulations
Section 301.6231(a)(7)-1.  The REMIC  Administrator,  as tax  matters  person,  shall (i) act on behalf of each of REMIC I  and
REMIC II  in  relation  to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent  the Trust Fund in any administrative  or judicial  proceeding  relating to an examination or audit by any governmental  taxing authority with respect thereto.  The legal expenses,  including without  limitation  attorneys' or accountants' fees, and costs of any such proceeding and any liability  resulting  therefrom  shall be expenses of the Trust Fund and the REMIC  Administrator  shall be entitled to reimbursement  therefor out of amounts  attributable  to the Mortgage Loans on deposit in the Custodial  Account as provided by
Section 3.10  unless such legal  expenses and costs are incurred by reason of the REMIC  Administrator's  willful  misfeasance, bad faith or gross  negligence.  If the REMIC  Administrator  is no longer the  Master  Servicer  hereunder,  at its option the
REMIC  Administrator  may continue its duties as REMIC  Administrator  and shall be paid reasonable  compensation not to exceed
$3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

         (d)      The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the
Trustee  shall sign and file such Tax Returns in a timely  manner.  The  expenses of preparing  such returns  shall be borne by the REMIC  Administrator  without any right of reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless  the Trustee  with respect to any tax or  liability  arising  from the  Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time  request  for the purpose of enabling  the REMIC  Administrator  to prepare Tax
Returns.

         (e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary  for the  application  of any tax  relating  to the  transfer  of a Class R  Certificate  to any  Person who is not a
Permitted Transferee,  (ii) to the Trustee and the Trustee shall forward to the Certificateholders  such information or reports

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as are required by the Code or the REMIC Provisions  including reports relating to interest,  original issue discount,  if any, and market  discount or premium (using the Prepayment  Assumption) and (iii) to the Internal  Revenue Service the name,  title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

         (f)      The Master  Servicer and the REMIC  Administrator  shall take such actions and shall cause each REMIC created hereunder to take such actions as are  reasonably  within the Master  Servicer's or the REMIC  Administrator's  control and the scope of its duties more  specifically  set forth herein as shall be necessary or desirable to maintain the status thereof as a
REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC  Administrator,  to the extent reasonably  requested  by the Master  Servicer  and the REMIC  Administrator  to do so).  In  performing  their  duties as more specifically set forth herein,  the Master Servicer and the REMIC  Administrator  shall not knowingly or intentionally take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken)  any action  reasonably  within their respective  control and the scope of duties more  specifically set forth herein,  that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be,  could  (i) endanger  the  status of any  REMIC created  hereunder  as a REMIC or (ii)
result in the  imposition  of a tax upon any  REMIC created  hereunder  (including  but not  limited  to the tax on  prohibited transactions as defined in  Section 860F(a)(2)  of the Code (except as provided in  Section 2.04)  and the tax on contributions to a REMIC set forth in  Section 860G(d)  of the Code)  (either  such  event,  in the  absence  of an Opinion of Counsel or the indemnification  referred  to  in  this  sentence,  an  "Adverse  REMIC  Event")  unless  the  Master  Servicer  or  the  REMIC
Administrator,  as applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense,  and the Master Servicer or the REMIC  Administrator,  as applicable,  determines that taking such  action is in the best  interest  of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the  expense of the  Master  Servicer,  the REMIC  Administrator  or the  Trustee)  to the  effect  that the contemplated  action will not,  with respect to the Trust Fund created  hereunder,  endanger  such status or, unless the Master
Servicer or the REMIC  Administrator  or both, as applicable,  determine in its or their sole discretion to indemnify the Trust
Fund against the imposition of such a tax,  result in the  imposition of such a tax.  Wherever in this Agreement a contemplated action may not be taken  because the timing of such action might result in the  imposition  of a tax on the Trust Fund,  or may only be taken  pursuant  to an Opinion of Counsel  that such action  would not impose a tax on the Trust Fund,  such action may nonetheless  be taken  provided  that the  indemnity  given in the  preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions  to the taking of such action  have been  satisfied.
The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder) as to which the Master  Servicer or the REMIC Administrator,  as applicable,  has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action or inaction,  as the case may be. In  addition,  prior to taking any action  with  respect to the Trust Fund or its assets,  or causing  the Trust Fund to take any action,  which is not expressly  permitted  under the terms of this  Agreement,  the  Trustee  shall  consult  with the Master  Servicer or the REMIC
Administrator,  as applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse REMIC
Event to occur with  respect to the Trust Fund and the  Trustee  shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that an
Adverse REMIC Event could occur.  The Master Servicer or the REMIC  Administrator,  as applicable,  may consult with counsel to make such written advice,  and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this  Agreement,  but in no event at the expense of the Master Servicer or the REMIC  Administrator.  At all times as may be required by the Code, the Master  Servicer or the REMIC  Administrator,  as  applicable,  will to the extent within its control and the scope of its duties  more  specifically  set forth  herein,  maintain  substantially  all of the assets of the REMIC as
"qualified   mortgages"  as  defined  in   Section 860G(a)(3)   of  the  Code  and  "permitted   investments"   as  defined  in
Section 860G(a)(5) of the Code.

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         (g)      In the event that any tax is imposed on "prohibited  transactions" of any REMIC created  hereunder as defined in  Section 860F(a)(2)  of the Code, on "net income from foreclosure  property" of any REMIC as defined in  Section 860G(c)  of the Code, on any  contributions to any REMIC after the Startup Date therefor  pursuant to  Section 860G(d)  of the Code, or any other tax imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be charged (i) to the
Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer in its role as Master Servicer or
REMIC  Administrator  of any of its  obligations  under  this  Agreement  or the  Master  Servicer  has in its sole  discretion determined  to  indemnify  the Trust Fund against  such tax,  (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this  Article X,  or  (iii) otherwise  against amounts on deposit in the
Custodial  Account as provided by Section 3.10 and on the Distribution  Date(s)  following such  reimbursement the aggregate of such taxes shall be  allocated  in reduction of the Accrued  Certificate  Interest on each  Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h)      The Trustee and the Master Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i)      Following the Startup Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of assets to any REMIC unless  (subject to  Section 10.01(f))  the Master  Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the inclusion of such assets in any REMIC  will not cause any  REMIC created  hereunder  to fail to qualify  as a REMIC at any time that any  Certificates  are outstanding or subject any such REMIC to any tax under the REMIC  Provisions or other applicable  provisions of federal,  state and local law or ordinances.

         (j)      Neither the Master  Servicer nor the Trustee shall (subject to  Section 10.01(f))  enter into any arrangement by which any  REMIC created  hereunder  will receive a fee or other  compensation  for  services  nor permit any  REMIC created hereunder to receive any income from assets other than "qualified  mortgages" as defined in  Section 860G(a)(3)  of the Code or
"permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k)      Solely for  purposes  of  Section 1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  the  "latest  possible maturity  date" by which the  principal  balance of each  regular  interest  in each REMIC  would be reduced to zero is May 27,
2036, which is the Distribution Date in the month following the last scheduled payment on any Mortgage Loan.

         (l)      Within 30 days after the Closing  Date,  the REMIC  Administrator  shall  prepare and file with the  Internal
Revenue  Service  Form  8811,  "Information  Return  for Real  Estate  Mortgage  Investment  Conduits  (REMIC)  and  Issuers of
Collateralized Debt Obligations" for the Trust Fund.

         (m)      Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or  substitute  for any of the Mortgage
Loans (except in  connection  with (i) the default,  imminent  default or  foreclosure  of a Mortgage  Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii) the bankruptcy of the Trust Fund,  (iii) the  termination  of any REMIC  pursuant to Article IX of this  Agreement or (iv) a purchase of Mortgage
Loans  pursuant  to  Article II  or III of this  Agreement)  or  acquire  any  assets  for any REMIC or sell or  dispose of any investments in the Custodial  Account or the Certificate  Account for gain, or accept any  contributions to any REMIC after the

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Closing Date unless it has received an Opinion of Counsel that such sale,  disposition,  substitution  or acquisition  will not
(a) affect adversely the status of any  REMIC created  hereunder as a REMIC or (b) unless the Master Servicer has determined in its sole  discretion  to  indemnify  the Trust Fund  against  such tax,  cause any REMIC to be subject to a tax on  "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

         (a)      The Trustee  agrees to  indemnify  the Trust Fund,  the  Depositor,  the REMIC  Administrator  and the Master
Servicer for any taxes and costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the
Trust  Fund,  the  Depositor  or the  Master  Servicer,  as a result  of a  breach  of the  Trustee's  covenants  set  forth in
Article VIII or this  Article X.  In the event that  Residential  Funding is no longer the Master  Servicer,  the Trustee shall indemnify Residential Funding for any taxes and costs including,  without limitation,  any reasonable attorneys fees imposed on or incurred  by  Residential  Funding as a result of a breach of the  Trustee's  covenants  set forth in  Article VIII  or this
Article X.

         (b)      The REMIC  Administrator  agrees to indemnify  the Trust Fund,  the  Depositor,  the Master  Servicer and the
Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the
Trust Fund, the Depositor,  the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC Provisions,  including without limitation,  any penalties arising from the  Trustee's  execution of Tax Returns  prepared by the REMIC  Administrator  that contain  errors or omissions;
provided,  however,  that such  liability  will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

         (c)      The Master  Servicer  agrees to indemnify the Trust Fund,  the  Depositor,  the REMIC  Administrator  and the
Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the
Trust Fund, the Depositor,  the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's  covenants set forth in this  Article X  or in  Article III  with  respect to  compliance  with the REMIC  Provisions,  including  without limitation,  any penalties  arising from the Trustee's  execution of Tax Returns  prepared by the Master  Servicer that contain errors or omissions.

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                                                          ARTICLE XI

                                                   MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment.

         (a)      This  Agreement or any  Custodial  Agreement  may be amended from time to time by the  Depositor,  the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

                  (i)      to cure any ambiguity,

                  (ii)     to correct or supplement any provisions herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

                  (iii)    to  modify,  eliminate  or add to any of its  provisions  to such  extent as shall be  necessary  or desirable to maintain the  qualification of any  REMIC created  hereunder as a REMIC at all times that any Certificate is  outstanding  or to avoid or minimize the risk of the  imposition of any tax on the Trust Fund pursuant to the Code that would be a claim  against the Trust  Fund,  provided  that the Trustee has  received an Opinion of Counsel to the effect that  (A) such  action is necessary or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such tax and (B) such action will not  adversely  affect in any  material  respect the interests of any Certificateholder,

                  (iv)     to change the  timing  and/or  nature of  deposits  into the  Custodial  Account or the  Certificate
         Account  or to change  the name in which the  Custodial  Account  is  maintained,  provided  that (A) the  Certificate
         Account  Deposit  Date shall in no event be later than the related  Distribution  Date,  (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely affect in any material  respect the interests of any  Certificateholder and (C) such change shall not result in a reduction  of the rating  assigned to any  Class of  Certificates  below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                  (v)      to modify,  eliminate or add to the  provisions of  Section 5.02(f)  or any other  provision  hereof restricting  transfer of the Class R  Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating  assigned to any such Class of  Certificates below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date, as evidenced  by a  letter  from  each  Rating  Agency  to such  effect,  and (B)  such  change  shall  not  (subject  to
         Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such  provisions),  cause the Trust Fund or any of the  Certificateholders  (other than the  transferor)  to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                  (vi)     to make any other  provisions  with respect to matters or questions  arising under this Agreement or such Custodial  Agreement which shall not be materially  inconsistent with the provisions of this Agreement,  provided that such action  shall not, as  evidenced  by an Opinion of Counsel,  adversely  affect in any  material  respect the interests of any Certificateholder and is authorized or permitted under Section 11.01.

         (b)      This  Agreement  or any  Custodial  Agreement  may also be amended  from time to time by the  Depositor,  the
Master  Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage

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Interests of each  Class of  Certificates  with a Certificate  Principal  Balance  greater than zero  affected  thereby for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the provisions of this Agreement or such
Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class;  provided,  however, that no such amendment shall:

                  (i)      reduce in any  manner the amount of, or delay the  timing  of,  payments  which are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

                  (ii)     adversely  affect in any  material  respect  the  interest  of the  Holders of  Certificates  of any
Class in a manner  other  than as  described  in clause  (i) hereof  without  the  consent of Holders of  Certificates  of such
Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                  (iii)    reduce the aforesaid  percentage of Certificates  of any Class the  Holders of which are required to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates  of such  Class then outstanding.

         (c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this Agreement  unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such  amendment)
to the effect that such  amendment or the exercise of any power  granted to the Master  Servicer,  the Depositor or the Trustee
in  accordance  with  such  amendment  will not  result in the  imposition  of a  federal  tax on the  Trust  Fund or cause any
REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding;  provided,  that if the indemnity described in  Section 10.01(f)  with respect to any taxes that might be imposed on the Trust Fund has been given, the
Trustee  shall not require the  delivery to it of the Opinion of Counsel  described in this  Section 11.01(c).  The Trustee may but shall not be  obligated  to enter  into any  amendment  pursuant  to this  Section that  affects  its  rights,  duties  and immunities and this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

         (d)      Promptly  after the execution of any such  amendment the Trustee shall furnish  written  notification  of the substance of such amendment to each  Certificateholder.  It shall not be necessary for the consent of Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing  the  authorization  of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e)      The  Depositor  shall have the  option,  in its sole  discretion,  to obtain and  deliver to the  Trustee any corporate guaranty,  payment obligation,  irrevocable letter of credit,  surety bond, insurance policy or similar instrument or a reserve fund, or any  combination  of the foregoing,  for the purpose of protecting the Holders of the Class SB  Certificates against  any or all  Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the Trustee for the benefit of the Class SB  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC.  To the extent that any such instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i)
any reserve fund so  established  shall be an outside  reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor,  and (iii)  amounts  transferred  by such REMIC to any such  reserve fund shall be treated as amounts  distributed  by such  REMIC to the  Depositor  or any  successor,  all  within the  meaning  of  Treasury  Regulations
Section 1.860G-2(h)  in effect as of the Cut-off Date. In connection  with the provision of any such  instrument or fund,  this
Agreement and any provision  hereof may be modified,  added to,  deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment  or  administration  thereof,  such amendment to be made by written

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instrument   executed  or  consented  to  by  the  Depositor  and  such  related   insurer  but  without  the  consent  of  any
Certificateholder  and without the consent of the Master  Servicer or the  Trustee  being  required  unless any such  amendment would impose any additional  obligation on, or otherwise adversely affect the interests of the  Certificateholders,  the Master
Servicer or the  Trustee,  as  applicable;  provided  that the  Depositor  obtains an Opinion of Counsel  (which need not be an opinion of  Independent  counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the
Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)  of the Code or on  "contributions  after  the  startup  date"  under  Section 860G(d)(1)  of the  Code  and (b) any  REMIC created hereunder  to fail to qualify  as a REMIC at any time that any  Certificate  is  outstanding.  In the event that the  Depositor elects to provide such  coverage in the form of a limited  guaranty  provided by General  Motors  Acceptance  Corporation,  the
Depositor may elect that the text of such amendment to this Agreement  shall be  substantially  in the form attached  hereto as
Exhibit K (in which case Residential  Funding's  Subordinate  Certificate Loss Obligation as described in such exhibit shall be established by Residential  Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form attached hereto as Exhibit L,  with such changes as the Depositor shall deem to be  appropriate;  it being  understood that the
Trustee has reviewed and  approved the content of such forms and that the  Trustee's  consent or approval to the use thereof is not required.

         (f)      In addition to the foregoing,  any amendment of Section 4.08 of this  Agreement  shall require the consent of the Limited Repurchase Right Holder as a third-party beneficiary of Section 4.08 of this Agreement.

         Section 11.02.    Recordation of Agreement; Counterparts.

         (a)      To the extent  permitted by  applicable  law, this  Agreement is subject to  recordation  in all  appropriate public  offices for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public recording  office or elsewhere,  such recordation  to be effected by the Master  Servicer and at its expense on direction by the Trustee  (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting Rights), but only upon direction  accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         (b)      For the  purpose  of  facilitating  the  recordation  of this  Agreement  as  herein  provided  and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which  counterparts  shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03.    Limitation on Rights of Certificateholders.

         (a)      The death or incapacity of any  Certificateholder  shall not operate to terminate this Agreement or the Trust
Fund,  nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an  accounting or to take any action or proceeding  in any court for a partition or winding up of the Trust Fund,  nor  otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

         (b)      No  Certificateholder  shall have any right to vote  (except as expressly  provided  herein) or in any manner otherwise  control the  operation  and  management  of the Trust Fund,  or the  obligations  of the parties  hereto,  nor shall anything  herein  set  forth,  or  contained  in  the  terms  of  the  Certificates,  be  construed  so  as to  constitute  the
Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

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         (c)      No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement  to institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder previously shall have given to the Trustee a written notice of default and of the  continuance  thereof,  as  hereinbefore  provided,  and unless also the Holders of Certificates of any  Class evidencing  in the aggregate not less than 25% of the related  Percentage
Interests of such Class,  shall have made written request upon the Trustee to institute such action,  suit or proceeding in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities  to be incurred  therein or thereby,  and the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being understood and intended,  and being expressly  covenanted by each  Certificateholder  with every other  Certificateholder and the Trustee,  that no one or more  Holders of  Certificates  of any  Class shall  have any right in any manner  whatever by virtue of any  provision  of this  Agreement  to affect,  disturb or  prejudice  the rights of the Holders of any other of such
Certificates  of such  Class or any other Class,  or to obtain or seek to obtain  priority over or preference to any other such
Holder,  or to enforce any right under this  Agreement,  except in the manner  herein  provided  and for the common  benefit of
Certificateholders  of such Class or all Classes,  as the case may be. For the protection and  enforcement of the provisions of this Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and construed in accordance  with the laws of the State of
New York,  without  regard to the conflict of law  principles  thereof,  other than Sections  5-1401 and 5-1402 of the New York
General  Obligations Law, and the obligations,  rights and remedies of the parties  hereunder shall be determined in accordance with such laws.

         Section 11.05.    Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if  personally delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly  given  only when  received),  to (a) in the case of the  Depositor,  8400  Normandale  Lake  Boulevard,  Suite  250,
Minneapolis,  Minnesota 55437,  Attention: President  (RAMP), or such other address as may hereafter be furnished to the Master
Servicer  and the Trustee in writing by the  Depositor;  (b) in the case of the Master  Servicer,  2255 North  Ontario  Street,
Burbank,  California  91504-3120,  Attention:  Bond  Administration or such other address as may be hereafter  furnished to the
Depositor and the Trustee by the Master  Servicer in writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other address as may hereafter be furnished to the  Depositor  and the Master  Servicer in writing by the Trustee;  (d) in the case of Standard & Poor's,  55 Water  Street,  New York, New York 10041;  Attention:  Mortgage  Surveillance  or such other address as may be hereafter  furnished to the Depositor,  Trustee and Master Servicer by Standard & Poor's;  (e) in the case of
Moody's,  99 Church Street, New York, New York 10007,  Attention:  ABS Monitoring  Department,  or such other address as may be hereafter  furnished to the Depositor,  the Trustee and the Master  Servicer in writing by Moody's,  and (f) in the case of the
Yield Maintenance  Agreement  Provider,  HSBC Bank USA, National  Association,  425 Fifth Avenue,  New York, New York 10018, or
such other  address as may be  hereafter  furnished  to the  Depositor,  the Trustee and the Master  Servicer in writing by the
Yield Maintenance  Agreement Provider.  Any notice required or permitted to be mailed to a Certificateholder  shall be given by first class mail,  postage prepaid,  at the address of such holder as shown in the Certificate  Register.  Any notice so mailed within the time  prescribed  in this  Agreement  shall be  conclusively  presumed to have been duly  given,  whether or not the
Certificateholder receives such notice.

                                                           121

         Section 11.06.    Notices to Rating Agencies.

         The  Depositor,  the Master  Servicer  or the  Trustee,  as  applicable,  shall  notify  each  Rating  Agency and each
Subservicer  at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence of, any of the events  described in clause (a),  (b),  (c),  (d),  (g),  (h), (i) or (j) below or provide a copy to each Rating Agency and each  Subservicer  at such time as otherwise  required to be  delivered  pursuant to this  Agreement  of any of the  statements described in clauses (e) and (f) below:

         (a)      a material change or amendment to this Agreement,

         (b)      the occurrence of an Event of Default,

         (c)      the  termination  or  appointment  of a  successor  Master  Servicer  or Trustee or a change in the  majority ownership of the Trustee,

         (d)      the filing of any claim  under the  Master  Servicer's  blanket  fidelity  bond and the errors and  omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

         (e)      the  statement  required  to  be  delivered  to  the  Holders  of  each  Class of  Certificates  pursuant  to
Section 4.03,

         (f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

         (g)      a change in the location of the Custodial Account or the Certificate Account,

         (h)      the  occurrence  of any monthly cash flow  shortfall to the Holders of any  Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

         (i)      the occurrence of the Final Distribution Date, and

         (j)      the repurchase of or substitution for any Mortgage Loan,  provided,  however,  that with respect to notice of the  occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer  shall provide  prompt written notice to each Rating Agency and each Subservicer of any such event known to the Master Servicer.

         Section 11.07.    Severability of Provisions.

         If any one or more of the  covenants,  agreements,  provisions  or terms  of this  Agreement  shall be for any  reason whatsoever held invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.08.    Supplemental Provisions for Resecuritization.

         (a)      This Agreement may be supplemented  by means of the addition of a separate  Article hereto  (a  "Supplemental
Article") for the purpose of  resecuritizing  any of the  Certificates  issued  hereunder,  under the following  circumstances.
With  respect to any Class or  Classes of  Certificates  issued  hereunder,  or any portion of any such Class,  as to which the
Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized  Certificates"),  the

                                                           122

Depositor  may  deposit  such  Resecuritized   Certificates  into  a  new  REMIC,   grantor  trust  or  custodial   arrangement
(a "Restructuring  Vehicle")  to be held by the Trustee  pursuant to a  Supplemental  Article.  The  instrument  adopting  such
Supplemental  Article shall  be executed by the  Depositor,  the Master  Servicer and the Trustee;  provided,  that neither the
Master  Servicer nor the Trustee shall withhold their consent  thereto if their  respective  interests  would not be materially adversely  affected thereby.  To the extent that the terms of the Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially  issued  hereunder,  the adoption of the Supplemental  Article shall not constitute an "amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary  provisions relating to the holding of the Resecuritized  Certificates by the Trustee,  the establishment of the Restructuring  Vehicle, the issuing of various classes of new certificates by the  Restructuring  Vehicle and the  distributions to be made thereon,  and any other provisions  necessary to the purposes  thereof.  In connection with each Supplemental  Article,  the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the  Restructuring  Vehicle will qualify as a REMIC,  grantor trust or other entity not subject to taxation for federal  income tax  purposes and (ii) the adoption of the  Supplemental  Article will not endanger the status of any  REMIC created  hereunder  as a REMIC or result in the  imposition  of a tax upon the Trust Fund
(including  but not limited to the tax on prohibited  transaction as defined in  Section 860F(a)(2)  of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

         Section 11.09.    Third-Party Beneficiary.

         The Limited  Repurchase  Right Holder is an express  third-party  beneficiary of Section 4.08 of this  Agreement,  and shall have the right to enforce the related provisions of Section 4.08 of this Agreement as if it were a party hereto.

                                                          ARTICLE XII

                                                 COMPLIANCE WITH REGULATION AB

         Section 12.01.    Intent of Parties; Reasonableness.

         The Depositor,  the Trustee and the Master  Servicer  acknowledge and agree that the purpose of this Article XII is to facilitate  compliance  by the  Depositor  with the  provisions  of  Regulation  AB and related  rules and  regulations  of the
Commission.  The Depositor  shall not exercise its right to request  delivery of information or other  performance  under these provisions  other than in good faith,  or for purposes other than  compliance with the Securities Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities Act and the Exchange Act. Each of the Master  Servicer and the
Trustee  acknowledges  that  interpretations  of the  requirements  of  Regulation  AB may  change  over time,  whether  due to interpretive guidance provided by the Commission or its staff,  consensus among participants in the mortgage-backed  securities markets,  advice of counsel, or otherwise,  and agrees to comply with requests made by the Depositor in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master Servicer
and the Trustee shall cooperate  reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees or designees), any and all disclosure,  statements,  reports,  certifications,  records and any other information necessary in the reasonable, good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

                                                           123

         Section 12.02.    Additional Representations and Warranties of the Trustee.

         (a)      The Trustee  shall be deemed to  represent  to the  Depositor as of the date hereof and on each date on which information is provided to the Depositor  under Sections 12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the
Depositor  prior  to such  date:  (i)  there  are no  material  legal  or  governmental  proceedings  pending  (or  known to be contemplated)  against  it that would be  material  to  Certificateholders;  (ii) there are no  relationships  or  transactions relating  to the Trustee  with  respect to the  Depositor  or any  sponsor,  issuing  entity,  servicer,  trustee,  originator, significant  obligor,  enhancement  or  support  provider  or other  material  transaction  party  (as such  terms  are used in
Regulation AB) relating to the  Securitization  Transaction  contemplated  by the Agreement,  as identified by the Depositor to the Trustee in writing as of the Closing Date (each,  a "Transaction  Party") that are outside the ordinary  course of business or on terms  other than would be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart from the
Securitization  Transaction,  and that are material to the investors' understanding of the Certificates;  and (iii) the Trustee is not an  affiliate  of any  Transaction  Party.  The  Depositor  shall  notify the Trustee of any change in the identity of a
Transaction Party after the Closing Date.

         (b)      If so requested by the  Depositor on any date  following  the Closing Date,  the Trustee  shall,  within five
Business Days  following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph  (a) of  this  Section  or,  if any  such  representation  and  warranty  is not  accurate  as of the  date  of  such confirmation,  provide the pertinent  facts,  in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable  basis for a determination  that any of the representations and warranties may not be accurate.

         Section 12.03.    Information to be Provided by the Trustee.

         For so long as the Company is subject to Exchange Act reporting  requirements  with respect to the Trust Fund, for the purpose of satisfying the Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Certificates, the Trustee shall provide to the Depositor a written  description of (a) any  litigation or  governmental  proceedings  pending against  the  Trustee as of the last day of each  calendar  month that would be  material  to  Certificateholders,  and (b) any affiliations  or  relationships  (as described in Item 1119 of Regulation  AB) that develop  following the Closing Date between the Trustee and any  Transaction  Party of the type described in Section  12.02(a)(ii) or  12.02(a)(iii)  as of the last day of each calendar year. Any  descriptions  required with respect to legal  proceedings,  as well as updates to previously  provided descriptions,  under this  Section  12.03  shall be given no later than five  Business  Days  prior to the  Determination  Date following  the  month in which  the  relevant  event  occurs,  and any  notices  and  descriptions  required  with  respect  to affiliations,  as well as updates to previously  provided  descriptions,  under this Section 12.03 shall be given no later than
January 31 of the  calendar  year  following  the year in which the  relevant  event  occurs.  As of the date the  Depositor or
Master  Servicer files each Report on Form 10-D and Report on Form 10-K with respect to the  Certificates,  the Trustee will be deemed to represent that any  information  previously  provided under this Article XII is materially  correct and does not have any material  omissions  unless the Trustee has provided an update to such  information.  The Depositor  will allow the Trustee to review any  disclosure  relating  to material  litigation  against the  Trustee  prior to filing  such  disclosure  with the
Commission to the extent the Depositor changes the information provided by the Trustee.

         Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Trustee shall:

                                                           124

         (a)      deliver  to the  Depositor  a  report  (in form  and  substance  reasonably  satisfactory  to the  Depositor)
regarding the Trustee's  assessment of compliance  with the applicable  Servicing  Criteria  during the  immediately  preceding calendar  year,  as required  under Rules  13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be  addressed  to the  Depositor  and signed by an  authorized  officer of the  Trustee,  and shall  address  each of the
Servicing Criteria specified on Exhibit S hereto; and

         (b)      deliver to the  Depositor a report of a  registered  public  accounting  firm  reasonably  acceptable  to the
Depositor  that attests to, and reports on, the  assessment  of compliance  made by the Trustee and  delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g) of Regulation S-X under the
Securities Act and the Exchange Act.

         Section 12.05.    Indemnification; Remedies.

         (a)      The Trustee shall  indemnify the Depositor,  each affiliate of the  Depositor,  the Master  Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the Certificates or each Person who controls any of such  parties  (within  the  meaning of Section 15 of the  Securities  Act and  Section  20 of the  Exchange  Act);  and the
respective present and former directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them harmless  from and against any losses,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related  costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)      (A)      any untrue  statement  of a material  fact  contained  or  alleged to be  contained  in any information,  report,  certification,  accountants'  attestation  or other  material  provided  under this Article XII by or on behalf of the Trustee  (collectively,  the  "Trustee  Information"),  or (B) the  omission or alleged  omission to state in the
Trustee  Information  a material  fact  required  to be stated in the Trustee  Information  or  necessary  in order to make the statements  therein,  in the light of the  circumstances  under  which  they were made,  not  misleading;  provided,  by way of clarification,  that clause (B) of this paragraph shall be construed solely by reference to the Trustee  Information and not to any other information  communicated in connection with a sale or purchase of securities,  without regard to whether the Trustee
Information or any portion thereof is presented together with or separately from such other information; or

                  (ii)     any  failure  by the  Trustee  to  deliver  any  information,  report,  certification,  accountants'
attestation  or other  material when and as required under this Article XII, other than a failure by the Trustee to deliver the accountants' attestation.

         (b)      In the case of any failure of  performance  described in clause (ii) of Section  12.05(a),  the Trustee shall
(i) promptly  reimburse the Depositor for all costs  reasonably  incurred by the Depositor in order to obtain the  information, report,  certification,  accountants' attestation or other material not delivered as required by the Trustee and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

         (c)      The Depositor and the Master  Servicer  shall  indemnify the Trustee,  each  affiliate of the Trustee or each
Person who controls the Trustee  (within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange Act),
and the respective  present and former directors,  officers,  employees and agents of the Trustee,  and shall hold each of them harmless  from and against any losses,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related  costs, judgments,  and any other  costs,  fees and expenses  that any of them may sustain  arising out of or based upon (i) any untrue statement of a material fact  contained or alleged to be contained in any  information  provided  under this Agreement by or on

                                                           125

behalf of the  Depositor  or Master  Servicer  for  inclusion  in any  report  filed with  Commission  under the  Exchange  Act
(collectively,  the "RFC  Information"),  or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under  which they were made,  not  misleading;  provided,  by way of  clarification,  that  clause  (ii) of this paragraph  shall be construed  solely by reference to the RFC  Information  and not to any other  information  communicated  in connection  with a sale or purchase of  securities,  without regard to whether the RFC  Information  or any portion  thereof is presented together with or separately from such other information.

                                                           126

         IN WITNESS  WHEREOF,  the Depositor,  the Master  Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                             By: /s/Joseph Orning
                                                                 Name: Joseph Orning
                                                                 Title: Vice President

                                                             RESIDENTIAL FUNDING CORPORATION

                                                             By: /s/Christopher Martinez
                                                                 Name: Christopher Martinez
                                                                 Title: Associate

                                                             JPMORGAN CHASE BANK, N.A.
                                                             as Trustee

                                                             By: /s/Joanne Murray
                                                                  Name: Joanne Murray
                                                                  Title: Asst. Vice President

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of May 2006  before me, a notary  public in and for said State,  personally  appeared  Joseph  Orning, known to me to be a Vice President of Residential  Asset Mortgage  Products,  Inc., one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                          /s/Amy Sue Olson

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the  ____ day of May 2006  before  me, a notary  public  in and for said  State,  personally  appeared  Christopher
Martinez,  known to me to be an Associate of Residential Funding Corporation,  one of the corporations that executed the within instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                          /s/Amy Sue Olson

[Notarial Seal]

STATE OF TEXAS                     )
                                   ) ss.:
COUNTY OF HARRIS                   )

         On the  _1st___  day of May 2006  before me, a notary  public in and for said  State,  personally  appeared  ___Joanne
Murray__,  known to me to be an Assistant Vice President of JPMorgan Chase Bank,  N.A., a banking  association  organized under the laws of the United  States that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                          /s/Cecilia A. Garcia

[Notarial Seal]

                                                                                                          EXHIBIT A

                                          FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO
THE  ISSUER  OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE  OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST  COMPANY  AND ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.

                                                         A-1

CUSIP: _____________________                                 Certificate No. A-[__]-[__]
Date of Pooling and Servicing Agreement: April 1, 2006       Adjustable Pass-Through Rate

Cut-off Date:  April 1, 2006
First Distribution Date: May 25, 2006                        Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RZ2

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class A-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and  adjustable  interest  rate,  first lien mortgage  loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of fixed and adjustable  interest rate,  first lien mortgage loans on one- to four- family  residential  properties
(the "Mortgage Loans"),  sold by Residential Asset Mortgage  Products,  Inc.  (hereinafter  called the "Depositor,"
which term  includes  any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement") among the Depositor,  the
Master Servicer and JPMorgan Chase Bank,  N.A., as trustee (the  "Trustee"),  a summary of certain of the pertinent

                                                         A-2

provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
Class A-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in New York, New York. The Initial  Certificate  Principal Balance
of this  Certificate  is set forth above.  The  Certificate  Principal  Balance hereof will be reduced from time to time pursuant to the Agreement.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                                                         A-3

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices  or  agencies  appointed  by the  Trustee in New York,  New York,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans

                                                         A-4

or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The  Agreement permits,  but does not  require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                                         A-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                              JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                         A-6

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                         A-7

                                                                                                        EXHIBIT B-1

                                          FORM OF CLASS M-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS  M-[_]  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH A RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

         NO TRANSFER OF THIS CLASS M  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  WILL BE MADE UNLESS THE TRUSTEE HAS
RECEIVED  EITHER (A) AN OPINION OF COUNSEL  ACCEPTABLE  TO AND IN FORM AND SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,
THE  COMPANY AND THE MASTER  SERVICER  WITH  RESPECT TO THE  PERMISSIBILITY  OF SUCH  TRANSFER  UNDER THE  EMPLOYEE
RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS AMENDED  ("ERISA")  AND SECTION  4975 OF THE CODE AND STATING,  AMONG
OTHER THINGS,  THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE LAW, WILL NOT CONSTITUTE OR
RESULT  IN ANY  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF ERISA OR  SECTION  4975 OF THE CODE (OR

                                                        B-1-1

COMPARABLE PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR,  THE MASTER SERVICER,  THE
TRUSTEE OR THE TRUST FUND TO ANY  OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR  LIABILITIES  UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  OR (B) A  REPRESENTATION  LETTER,  IN
THE FORM  DESCRIBED IN SECTION  5.02(E) OF THE  AGREEMENT,  EITHER  STATING THAT THE  TRANSFEREE IS NOT AN EMPLOYEE
BENEFIT OR OTHER PLAN  SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF ERISA OR SECTION 4975 OF THE CODE (A
"PLAN") OR ANY OTHER PERSON (INCLUDING AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING,
DIRECTLY  OR  INDIRECTLY,  ON BEHALF OF OR  PURCHASING  ANY  CERTIFICATE  WITH  "PLAN  ASSETS" OF ANY PLAN (A "PLAN
INVESTOR"),  OR STATING THAT (I) THE  TRANSFEREE  IS AN INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS TO BE USED TO
PURCHASE OR HOLD THE  CERTIFICATE IS AN "INSURANCE  COMPANY GENERAL  ACCOUNT"  (WITHIN THE MEANING OF DEPARTMENT OF
LABOR PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND (III) THE CONDITIONS SET FORTH IN SECTIONS I
AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH ENTITY THAT  SATISFIES  THIS CLAUSE (B), A  "COMPLYING  INSURANCE
COMPANY").

         NOTWITHSTANDING  THE ABOVE,  WITH  RESPECT TO THE  TRANSFER OF THIS  CERTIFICATE  TO A  DEPOSITORY  OR ANY
SUBSEQUENT  TRANSFER OF ANY INTEREST IN THIS  CERTIFICATE FOR SO LONG AS THIS  CERTIFICATE IS HELD BY A DEPOSITORY,
(I) NEITHER,  AN OPINION OF COUNSEL NOR A  CERTIFICATION,  EACH AS DESCRIBED IN THE FOREGOING  PARAGRAPH,  SHALL BE
REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.       ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
         HOLDING OF THIS  CERTIFICATE  (OR INTEREST  HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR
         OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2.       IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE  PROVISIONS OF THE
         PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE  THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II)
         IS A COMPLYING  INSURANCE  COMPANY  SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND
         OBLIGATIONS AS  CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.
         THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO
         SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION  5.02(e)(ii) OF THE POOLING AND SERVICING  AGREEMENT SHALL

                                                        B-1-2

INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

                                                        B-1-3

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement: April 1, 2006       Adjustable Pass-Through Rate

Cut-off Date:  April 1, 2006
First Distribution Date:  May 25, 2006                       Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                                                        B-1-4

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RZ2

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class M-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and  adjustable  interest  rate,  first lien mortgage  loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of fixed and adjustable  interest rate,  first lien mortgage loans on one- to four- family  residential  properties
(the "Mortgage Loans"),  sold by Residential Asset Mortgage  Products,  Inc.  (hereinafter  called the "Depositor,"
which term  includes  any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement") among the Depositor,  the
Master Servicer and JPMorgan Chase Bank,  N.A., as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
Class M-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master

                                                        B-1-5

Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in New York, New York. The Initial  Certificate  Principal Balance
of this Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         As  described  above,  no  transfer  of this Class M  Certificate  will be made unless (i) the Trustee has received  either an opinion of counsel or a  representation  letter,  each as described  in Section  5.02(e) of the
Agreement,  relating to the  permissibility of such transfer under ERISA and Section 4975 of the Code, or (ii) this
Certificate  is held by a  Depository,  in which case the  Transferee  will be deemed to have made  representations relating to the  permissibility  of such transfer under ERISA and Section 4975 of the Code, as described in Section
5.02(e) of the  Agreement.  In addition,  any  purported  Certificate  Owner whose  acquisition  or holding of this
Certificate  (or  interest  herein)  was  effected  in  violation  of the  restrictions  in Section  5.02(e) of the
Agreement shall indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  and
the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of

                                                        B-1-6

any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices  or  agencies  appointed  by the  Trustee in New York,  New York,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The  Agreement permits,  but does not  require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such

                                                        B-1-7

purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                                        B-1-8

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                              JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                        B-1-9

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                        B-1-10

                                                                                                          EXHIBIT C

                                           FORM OF CLASS SB CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A  AND  CLASS M  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE  CODE OF 1986  (THE  "CODE")  COUPLED  WITH THE RIGHT TO  RECEIVE  PAYMENTS  UNDER  THE  YIELD  MAINTENANCE
AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  EITHER A
CERTIFICATION  PURSUANT TO SECTION  5.02(e) OF THE  AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE MASTER
SERVICER,  THE  DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE  LAW, (OR ANY INTEREST  HEREIN) WILL NOT  CONSTITUTE  OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION
UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975
OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION  OR LIABILITY  (INCLUDING  OBLIGATIONS  OR  LIABILITIES  UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

                                                         C-1

CUSIP: _____________________                                 Certificate No. SB-1
Date of Pooling and Servicing Agreement: April 1, 2006       Percentage Interest: 100.00%

Cut-off Date:  April 1, 2006
First Distribution Date:  May 25, 2006                       Aggregate Initial Notional Balance
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RZ2

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class SB  Certificates  with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate,  first lien mortgage loans on one-
                  to  four-family  residential  properties  sold by  RESIDENTIAL  ASSET  MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Mortgage Products,  Inc., the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [__________]  is the registered  owner of the Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of  adjustable  interest  rate,  first lien  mortgage  loans on one- to  four-family  residential  properties  (the
"Mortgage Loans"),  sold by Residential Asset Mortgage Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the Master

                                                         C-2

Servicer  and  JPMorgan  Chase  Bank,  N.A.,  as trustee  (the  "Trustee"),  a summary of certain of the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in New York, New York.

         No  transfer of this  Certificate  will be made  unless  such  transfer  is exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance  with said Act and laws.  In the  event  that such a  transfer  is to be made,  (i) the  Trustee  or the
Depositor may require an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee against  any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No  transfer  of this  Certificate  or any  interest  herein  shall  be made to any  Plan  subject  to the prohibited  transaction  provisions  of  ERISA  or  Section  4975 of the  Code,  any  Person  acting,  directly  or indirectly,  on behalf of any such Plan or any Person  acquiring  such  Certificates  with "plan  assets" of a Plan within  the  meaning  of the  Department  of Labor  regulation  promulgated  at 29 C.F.R.  §2510.3-101  unless  the
Depositor,  the Trustee and the Master  Servicer are provided  with an Opinion of Counsel that  establishes  to the satisfaction  of the  Depositor,  the  Trustee  and the  Master  Servicer  that the  purchase  or  holding  of this
Certificate  is  permissible  under  applicable  law, will not  constitute or result in any  non-exempt  prohibited

                                                         C-3

transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent enactments)  and will not  subject  the  Depositor,  the  Master  Servicer,  the  Trustee  or the Trust Fund to any
obligation  or  liability  (including  obligations  or  liabilities  under  ERISA or  Section  4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Depositor, the Master  Servicer,  the Trustee or the Trust Fund. In lieu of such Opinion of Counsel,  a Person  acquiring this
Certificate  may  provide a  certification  in the form of Exhibit O to the  Agreement,  which the Trustee may rely upon without further inquiry or investigation.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices  or  agencies  appointed  by the  Trustee in New York,  New York,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same

                                                         C-4

Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The  Agreement permits,  but does not  require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                                         C-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                              JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                         C-6

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                         C-7

                                                                                                          EXHIBIT D

                                          FORM OF CLASS R-[_] CERTIFICATE

         THE  CLASS R-[_]  CERTIFICATE  WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING  THE AVAILABLE  DISTRIBUTION
AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

         THIS  CLASS R-[_]  CERTIFICATE IS SUBORDINATE TO THE CLASS A,  CLASS M AND CLASS SB  CERTIFICATES,  TO THE
EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  EITHER A
CERTIFICATION  PURSUANT TO SECTION  5.02(e) OF THE  AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE MASTER
SERVICER,  THE  DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE  LAW, (OR ANY INTEREST  HEREIN) WILL NOT  CONSTITUTE  OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION
UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975
OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
DEPOSITOR OR THE TRUSTEE TO ANY  OBLIGATION  OR LIABILITY  (INCLUDING  OBLIGATIONS  OR  LIABILITIES  UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT

                                                         D-1

(A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY
AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE INCOME),  (D) RURAL  ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-[__]-1                                     Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement: April 1, 2006       Master Servicer:
                                                             Residential Funding Corporation
Cut-off Date:  April 1, 2006

                                                         D-2

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-RZ2

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class R-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and  adjustable  interest  rate,  first lien mortgage  loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET MORTGAGE
                  PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Mortgage Products,  Inc., the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [________________]  is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of a pool of fixed and  adjustable  interest  rate,  first lien mortgage  loans on one- to  four-family  residential  properties  (the
"Mortgage Loans"),  sold by Residential Asset Mortgage Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as specified  above (the  "Agreement)  among the  Depositor,  the Master
Servicer  and  JPMorgan  Chase  Bank,  N.A.,  as trustee  (the  "Trustee"),  a summary of certain of the  pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the  product  of the  Percentage
Interest  evidenced  by this  Certificate  and,  the amount of  interest  and  principal,  if any,  required  to be distributed to the Holders of Class R-[_] Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the  effect  that (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership

                                                         D-3

Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person  and  Permitted  Transferee,  (ii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master  Servicer,  or any affiliate of the Master  Servicer,  on such terms and  conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in New York,  New York. The Holder of this  Certificate  may have additional obligations with respect to this Certificate, including tax liabilities.

         No  transfer of this  Certificate  will be made  unless  such  transfer  is exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance  with said Act and laws.  In the  event  that such a  transfer  is to be made,  (i) the  Trustee  or the
Depositor may require an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee against  any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No  transfer  of this  Certificate  or any  interest  herein  shall  be made to any  Plan  subject  to the prohibited  transaction  provisions  of  ERISA  or  Section  4975 of the  Code,  any  Person  acting,  directly  or indirectly,  on behalf of any such Plan or any Person  acquiring  such  Certificates  with "plan  assets" of a Plan within  the  meaning  of the  Department  of Labor  regulation  promulgated  at 29 C.F.R.  §2510.3-101  unless  the
Depositor,  the Trustee and the Master  Servicer are provided with an Opinion of Counsel which  establishes  to the satisfaction  of the  Depositor,  the  Trustee  and the  Master  Servicer  that the  purchase  or  holding  of this
Certificate  is  permissible  under  applicable  law, will not  constitute or result in any  non-exempt  prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent enactments)  and will not  subject  the  Depositor,  the  Master  Servicer,  the  Trustee  or the Trust Fund to any
obligation  or  liability  (including  obligations  or  liabilities  under  ERISA or  Section  4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Depositor, the Master  Servicer,  the Trustee or the Trust Fund. In lieu of such Opinion of Counsel,  a Person  acquiring this
Certificate may provide a  certification  in the form of paragraph  fifteen of Exhibit H-1 to the Agreement,  which the Trustee may rely upon without further inquiry or investigation.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

                                                         D-4

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices  or  agencies  appointed  by the  Trustee in New York,  New York,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this

                                                         D-5

Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                                         D-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              JPMORGAN CHASE BANK, N.A.,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           Certificate of Authentication

         This is one of the Class R-[_] Certificates referred to in the within-mentioned Agreement.

                                                              JPMORGAN CHASE BANK, N.A.,
                                                              as Certificate Registrar

                                                              By: _______________________________
                                                                  Authorized Signatory

                                                         D-7

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                         D-8

                                                                                                          EXHIBIT E

                                            FORM OF CUSTODIAL AGREEMENT

                  THIS  CUSTODIAL  AGREEMENT  (as amended and  supplemented  from time to time,  the  "Agreement"), dated as of April 1, 2006, by and among JPMORGAN CHASE BANK,  N.A., as Trustee  (including its successors under the
Pooling  Agreement  defined below, the "Trustee"),  RESIDENTIAL ASSET MORTGAGE  PRODUCTS,  INC.  (together with any successor in interest,  the "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with any successor in interest or successor  under the Pooling  Agreement  referred to below,  the "Master  Servicer"),  and
WELLS  FARGO BANK  NATIONAL  ASSOCIATION  (together  with any  successor  in interest  or any  successor  appointed hereunder, the "Custodian").

                                           W I T N E S S E T H   T H A T :

                  WHEREAS,  the  Company,  the Master  Servicer,  and the Trustee  have  entered into a Pooling and
Servicing  Agreement,  dated as of April 1, 2006,  relating to the issuance of Residential Asset Mortgage Products,
Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-RZ2  (as in  effect  on the  date  of this
Agreement,  the "Original  Pooling  Agreement,"  and as amended and  supplemented  from time to time,  the "Pooling
Agreement"); and

                  WHEREAS,  the  Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain  documents and other  instruments  delivered by the Company and the Master  Servicer under the
Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants  and  agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                                      ARTICLE I

                                                     Definitions

                  Capitalized  terms  used in this  Agreement  and not  defined  herein  shall  have  the  meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                                         E-1

                                                     ARTICLE II

                                            Custody of Mortgage Documents

                  Section  2.1.  Custodian  to Act as Agent;  Acceptance  of  Mortgage  Files.  The Company and the
Master  Servicer  hereby  direct the Trustee to appoint  Wells Fargo Bank  National  Association  as the  Custodian
hereunder.  The Custodian,  as the duly appointed agent of the Trustee for these purposes,  acknowledges receipt of the Mortgage  Files  relating to the Mortgage  Loans  identified  on the schedule  attached  hereto (the  "Mortgage
Files") and declares  that it holds and will hold the Mortgage  Files as agent for the Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

                  Section  2.2.   Recordation  of   Assignments.   If  any  Mortgage  File  includes  one  or  more
assignments of the related  Mortgages to the Trustee that have not been  recorded,  each such  assignment  shall be delivered by the  Custodian to the Company for the purpose of recording  it in the  appropriate  public  office for real property  records,  and the Company,  at no expense to the  Custodian,  shall promptly cause to be recorded in the  appropriate  public office for real property  records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.3.  Review of Mortgage Files.

                  (a) On or prior to the  Closing  Date,  the  Custodian  shall  deliver to the  Trustee an Initial
Certification  in the form annexed  hereto as Exhibit One  evidencing  receipt of a Mortgage File for each Mortgage
Loan listed on the Schedule  attached hereto (the "Mortgage Loan  Schedule").  The parties hereto  acknowledge that certain documents  referred to in Subsection  2.01(b)(i) of the Pooling Agreement may be missing on or prior to the
Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

                  (b)  Within  45  days  after  the  Closing  Date,  the  Custodian  agrees,  for  the  benefit  of
Certificateholders,  to review each  Mortgage  File and to deliver to the Trustee an Interim  Certification  in the form annexed  hereto as Exhibit Two to the effect that all documents  required to be delivered  pursuant to Section
2.01(b) of the Pooling  Agreement  have been executed and received and that such  documents  relate to the Mortgage
Loans  identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on Schedule A attached to such
Interim  Certification.  For purposes of such review,  the Custodian  shall compare the  following  information  in each Mortgage File to the corresponding  information in the Mortgage Loan Schedule:  (i) the loan number,  (ii) the borrower  name and (iii) the original  principal  balance.  In the event that any Mortgage  Note or  Assignment  of
Mortgage has been  delivered to the  Custodian by the Company in blank,  the  Custodian,  upon the direction of the
Company,  shall cause each such  Mortgage  Note to be endorsed to the Trustee and each such  Assignment of Mortgage to be completed in the name of the Trustee  prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the documents  required to be delivered  pursuant to Section  2.01(c) of the  Pooling  Agreement,  the  Custodian  agrees,  for the benefit of the  Certificateholders,  to review each such document,  and upon the  written  request of the  Trustee to  deliver to the  Trustee an updated  Schedule A to the
Interim  Certification.  The  Custodian  shall be under no duty or  obligation  to inspect,  review or examine said

                                                         E-2

documents,  instruments,  certificates  or other papers to determine  that the same are  genuine,  enforceable,  or appropriate for the  represented  purpose or that they have actually been recorded or that they are other than what they  purport to be on their  face,  or that the MIN is  accurate.  If in  performing  the review  required by this
Section 2.3 the Custodian  finds any document or documents  constituting a part of a Mortgage File to be missing or defective in respect of the items  reviewed as described in this Section  2.3(b),  the Custodian  shall promptly so notify the Company, the Master Servicer and the Trustee.

                  (c) Upon  receipt of all  documents  required to be in the  Mortgage  Files the  Custodian  shall deliver  to the  Trustee  a Final  Certification  in the form  annexed  hereto  as  Exhibit  Three  evidencing  the completeness of the Mortgage Files.

                  Upon  receipt of written  request  from the  Trustee,  the  Company or the Master  Servicer,  the
Custodian  shall as soon as  practicable  supply the Trustee  with a list of all of the  documents  relating to the
Mortgage Loans  required to be delivered  pursuant to Section  2.01(b) of the Pooling  Agreement not then contained in the Mortgage Files.

                  Section  2.4.  Notification  of Breaches of  Representations  and  Warranties.  If the  Custodian
discovers,  in the course of performing its custodial  functions,  a breach of a representation or warranty made by the Master  Servicer or the Company as set forth in the Pooling  Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian  shall give prompt  written  notice to the Company,  the Master  Servicer and the
Trustee.

                  Section  2.5.  Custodian  to  Cooperate;  Release  of  Mortgage  Files.  Upon the  repurchase  or substitution  of any  Mortgage  Loan  pursuant  to Article II of the  Pooling  Agreement  or payment in full of any
Mortgage Loan, or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master Servicer shall  immediately  notify the Custodian by delivering to the  Custodian  a Request  for  Release  (in the form of Exhibit  Four  attached  hereto or a  mutually  acceptable electronic  form) and shall request  delivery to it of the Mortgage  File.  The Custodian  agrees,  upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File.

                  Upon receipt of a Request for Release from the Master  Servicer,  signed by a Servicing  Officer, that (i) the  Master  Servicer  or a  Subservicer,  as the case may be,  has made a  deposit  into the  Certificate
Account in payment for the  purchase of the related  Mortgage  Loan in an amount  equal to the  Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to  substitute a Qualified  Substitute  Mortgage  Loan for such
Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

                  Upon written  notification of a substitution,  the Master Servicer shall deliver to the Custodian and the  Custodian  agrees to accept the Mortgage  Note and other  documents  constituting  the Mortgage  File with respect to any Qualified  Substitute  Mortgage Loan, upon receiving  written  notification from the Master Servicer of such substitution.

                  From time to time as is  appropriate  for the  servicing or  foreclosures  of any Mortgage  Loan, including,  for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,
the Master  Servicer  shall  deliver to the  Custodian a Request for Release  certifying  as to the reason for such

                                                         E-3

release.  Upon receipt of the  foregoing,  the  Custodian  shall  deliver the Mortgage File or such document to the
Master  Servicer.  All  Mortgage  Files so  released  to the Master  Servicer  shall be held by it in trust for the
Trustee  for the use and  benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each  Mortgage File or any document  therein so released to be returned to the Custodian  when the need therefor by the Master  Servicer  no longer  exists,  unless (i) the  Mortgage  Loan has been  liquidated  and the  Liquidation
Proceeds  relating to the Mortgage Loan have been  deposited in the Custodial  Account or (ii) the Mortgage File or
such document has been  delivered to an attorney,  or to a public  trustee or other public  official as required by law,  for  purposes  of  initiating  or pursuing  legal  action or other  proceedings  for the  foreclosure  of the
Mortgaged Property either judicially or  non-judicially,  and the Master Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing  Officer  certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such  delivery.  Immediately upon receipt of any Mortgage File returned to the Custodian by the Master  Servicer,  the Custodian shall deliver a signed acknowledgement to the Master Servicer, confirming receipt of such Mortgage File.

                  Upon the written request of the Master  Servicer,  the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

                  Section  2.6.   Assumption   Agreements.   In  the  event  that  any   assumption   agreement  or
substitution  of liability  agreement is entered into with respect to any Mortgage  Loan subject to this  Agreement in  accordance  with the terms and  provisions  of the Pooling  Agreement,  the Master  Servicer  shall  notify the
Custodian  that such  assumption or  substitution  agreement has been  completed by forwarding to the Custodian the original of such assumption or substitution  agreement,  which shall be added to the related Mortgage File and, for all  purposes,  shall be  considered a part of such  Mortgage  File to the same extent as all other  documents  and instruments constituting parts thereof.

                                                     ARTICLE III

                                              Concerning the Custodian

                  Section 3.1.  Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,
Mortgage and other documents  constituting  each Mortgage File which are delivered to the Custodian,  the Custodian is exclusively  the bailee and agent of the Trustee and has no  instructions  to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee,  holds such  documents for the benefit of  Certificateholders and  undertakes  to perform  such  duties and only such  duties as are  specifically  set forth in this  Agreement.
Except upon compliance with the provisions of Section 2.5 of this  Agreement,  no Mortgage Note,  Mortgage or other document  constituting  a part of a Mortgage  File shall be delivered by the Custodian to the Company or the Master
Servicer or otherwise released from the possession of the Custodian.

                  The Master  Servicer  shall  promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage Loans using
MERS.  In addition,  the Master  Servicer  shall (i) promptly  notify the Custodian in writing when a MERS Mortgage
Loan is no longer registered with and recorded under MERS and (ii)  concurrently with any such  deregistration of a

                                                         E-4

MERS Mortgage Loan,  prepare,  execute and record an original  assignment from MERS to the Trustee and deliver such assignment to the Custodian.

                  Section 3.2.  Indemnification.  The Company  hereby  agrees to indemnify  and hold the  Custodian harmless from and against all claims,  liabilities,  losses,  actions, suits or proceedings at law or in equity, or any other  expenses,  fees or charges of any  character or nature,  which the Custodian may incur or with which the
Custodian may be threatened by reason of its acting as custodian  under this Agreement,  including  indemnification of the Custodian  against any and all  expenses,  including  attorney's  fees if counsel for the Custodian has been approved by the  Company,  and the cost of  defending  any action,  suit or  proceedings  or  resisting  any claim.
Notwithstanding  the  foregoing,  it is  specifically  understood  and  agreed  that in the event  any such  claim, liability,  loss,  action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act,  negligent  failure to act or willful  misconduct on the part of the  Custodian,  or which shall constitute a willful breach of its duties  hereunder,  the  indemnification  provisions of this Agreement shall not apply.

                  Section  3.3.  Custodian  May Own  Certificates.  The  Custodian in its  individual  or any other capacity  may  become  the owner or  pledgee  of  Certificates  with the same  rights it would  have if it were not
Custodian.

                  Section  3.4.  Master  Servicer  to Pay  Custodian's  Fees  and  Expenses.  The  Master  Servicer
covenants  and  agrees  to pay to the  Custodian  from  time to  time,  and the  Custodian  shall be  entitled  to, reasonable  compensation  for all services  rendered by it in the exercise and performance of any of the powers and duties  hereunder of the Custodian,  and the Master  Servicer shall pay or reimburse the Custodian upon its request for all reasonable  expenses,  disbursements  and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

                  Section  3.5.  Custodian  May Resign;  Trustee May Remove  Custodian.  The  Custodian  may resign from the  obligations  and duties  hereby  imposed upon it as such  obligations  and duties relate to its acting as
Custodian  of the  Mortgage  Loans.  Upon  receiving  such notice of  resignation,  the Trustee  shall  either take custody of the Mortgage  Files itself and give prompt notice  thereof to the Company,  the Master  Servicer and the
Custodian,  or promptly  appoint a successor  Custodian  by written  instrument,  in  duplicate,  one copy of which instrument shall be delivered to the resigning  Custodian and one copy to the successor  Custodian.  If the Trustee shall not have taken  custody of the Mortgage  Files and no successor  Custodian  shall have been so appointed  and have accepted  appointment within 30 days after the giving of such notice of resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee,  at the direction of the Master  Servicer and the Company,  may remove the Custodian at any time. In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction to appoint,
a  successor  Custodian  hereunder.   Any  successor  Custodian  shall  be  a  depository  institution  subject  to supervision  or  examination  by federal or state  authority  and shall be able to satisfy  the other  requirements

                                                         E-5

contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

                  Any  resignation or removal of the Custodian and  appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the successor  Custodian.  The  Trustee  shall  give  prompt  notice to the  Company  and the  Master  Servicer  of the appointment  of any  successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee  without the prior approval of the Company and the Master Servicer.

                  Section 3.6.  Merger or  Consolidation  of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or consolidation  to which the Custodian shall be a party, or any Person  succeeding to the business of the Custodian, shall be the  successor of the  Custodian  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided that such successor is a depository  institution  subject to supervision or examination by federal or state  authority and is able to satisfy the other  requirements  contained in Section 3.7 and is  unaffiliated  with the Master Servicer or the Company.

                  Section 3.7.  Representations  of the Custodian.  The Custodian  hereby  represents  that it is a depository  institution  subject to  supervision or  examination  by a federal or state  authority,  has a combined capital and surplus of at least  $15,000,000 and is qualified to do business in the  jurisdictions in which it will hold any Mortgage File.

                                                    ARTICLE IV

                                           Compliance with Regulation AB

                  Section 4.1.      Intent of the  Parties;  Reasonableness.  The parties  hereto  acknowledge  and agree that the purpose of this  Article IV is to  facilitate  compliance  by the  Company  with the  provisions  of
Regulation  AB and related rules and  regulations  of the  Commission.  The Company shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under  the  Securities  Act  and the  Exchange  Act.  Each  of the  parties  hereto  acknowledges  that interpretations  of the  requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities markets, advice of  counsel,  or  otherwise,  and  agrees to comply  with  requests  made by the  Company  in good faith for delivery of  information  under these  provisions on the basis of evolving  interpretations  of Regulation  AB. The
Custodian  shall cooperate  reasonably  with the Company to deliver to the Company  (including any of its assignees or designees),  any and all disclosure,  statements,  reports,  certifications,  records and any other  information necessary  in the  reasonable,  good faith  determination  of the  Company to permit the Company to comply with the provisions of Regulation AB.

                  Section 4.2.      Additional Representations and Warranties of the Custodian.

                                                         E-6

                  (a)      The Custodian  hereby  represents and warrants that the  information set forth under the caption  "Pooling  and  Servicing  Agreement - Custodial  Arrangements"  (the  "Custodian  Disclosure")  in (i) the
preliminary  prospectus  supplement  dated April 21,  2006  relating to the  Certificates  and (ii) the  prospectus supplement  dated May 1, 2006 relating to the  Certificates do not contain any untrue  statement of a material fact or omit to state a material  fact  required  to be stated  therein  or  necessary  in order to make the  statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b)      The  Custodian  shall be deemed to represent to the Company as of the date hereof and on each date on which  information  is provided to the Company under Section 4.3 that,  except as disclosed in writing to the  Company  prior to such  date:  (i) there are no  aspects  of its  financial  condition  that  could  have a material  adverse effect on the  performance by it of its Custodian  obligations  under this Agreement or any other
Securitization  Transaction  as to which it is the  custodian;  (ii) there are no  material  legal or  governmental proceedings  pending (or known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the  Securitization  Transaction  contemplated  by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

                  (c)      If so requested by the Company on any date  following  the Closing  Date,  the Custodian shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and warranty is not accurate as of the date of such  confirmation,  provide reasonably  adequate  disclosure of the pertinent facts, in writing,  to the  requesting  party.  Any such  request  from the  Company  shall not be given  more than once each calendar  quarter,  unless  the  Company  shall  have  a  reasonable  basis  for a  determination  that  any of the representations and warranties may not be accurate.

                  Section 4.3.      Additional  Information  to Be  Provided by the  Custodian.  For so long as the
Certificates are outstanding,  for the purpose of satisfying the Company's reporting  obligation under the Exchange
Act with  respect to any class of  Certificates,  the  Custodian  shall  (a) notify  the  Company in writing of any material  litigation  or  governmental  proceedings  pending  against  the  Custodian  that  would be  material  to
Certificateholders,  and (b)  provide to the Company a written  description  of such  proceedings.  Any notices and descriptions  required  under  this  Section 4.3  shall be given no later  than  five  Business  Days  prior to the
Determination  Date  following the month in which the  Custodian  has  knowledge of the  occurrence of the relevant event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the Custodian will be deemed to represent that any information  previously  provided under this
Section 4.3,  if any, is  materially  correct and does not have any material  omissions  unless the  Custodian  has provided an update to such  information.  For purposes of this Section  4.3,  the term  "Determination  Date" shall mean,  with respect to any  Distribution  Date, the second  Business Day prior to each  Distribution  Date, and the

                                                         E-7

term  "Distribution  Date" shall mean the 25th day of any month  beginning in the month  immediately  following the month of the initial  issuance of the  Certificates  or, if such 25th day is not a Business  Day,  the Business Day immediately following such 25th day.

                  Section 4.4.      Report on Assessment of Compliance  and  Attestation.  On or before March 15 of each calendar year, the Custodian shall:

                  (a)      deliver to the Company a report (in form and substance  reasonably  satisfactory  to the
Company)  regarding the  Custodian's  assessment of compliance  with the Servicing  Criteria during the immediately preceding  calendar  year,  as  required  under  Rules  13a-18  and  15d-18  of the  Exchange  Act and Item 1122 of
Regulation  AB.  Such  report  shall be  addressed  to the  Company  and  signed by an  authorized  officer  of the
Custodian,  and shall address each of the Servicing  Criteria  specified on a  certification  substantially  in the form of Exhibit Five hereto; and

                  (b)      deliver  to the  Company a report of a  registered  public  accounting  firm  reasonably acceptable to the Company that attests to, and reports on, the  assessment of compliance  made by the Custodian and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

                  Section 4.5.      Indemnification; Remedies.

                  (a)      The Custodian  shall  indemnify the Company,  each affiliate of the Company,  the Master
Servicer and each broker dealer acting as  underwriter,  placement agent or initial  purchaser of the  Certificates or each  Person who  controls  any of such  parties  (within the  meaning of Section 15 of the  Securities  Act and
Section 20 of the Exchange Act); and the respective  present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses,  damages,  penalties, fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A)   any untrue  statement  of a material  fact  contained  or alleged to be contained in the
Custodian  Disclosure  and any  information,  report,  certification,  accountants'  attestation  or other material provided under this Article IV by or on behalf of the Custodian  (collectively,  the "Custodian  Information"),  or
(B) the omission or alleged  omission to state in the  Custodian  Information a material fact required to be stated
in the  Custodian  Information  or  necessary  in  order  to make  the  statements  therein,  in the  light  of the circumstances under which they were made, not misleading; or

         (ii)     any failure by the  Custodian to deliver any  information,  report,  certification,  accountants'
attestation or other material when and as required under this Article IV.

                  (b)      In the case of any failure of  performance  described in clause (ii) of  Section 4.5(a), the Custodian  shall promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain the information,  report, certification,  accountants' letter or other material not delivered as required by the Custodian.

                                                         E-8

                                                      ARTICLE V

                                              Miscellaneous Provisions

                  Section 5.1.  Notices.  All  notices,  requests,  consents  and demands and other  communications required  under this  Agreement or pursuant to any other  instrument or document  delivered  hereunder  shall be in writing and, unless  otherwise  specifically  provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return  receipt  requested,  at the  addresses  specified on the signature page hereof (unless  changed by the particular  party whose address is stated herein by similar notice in writing), in each case the notice will be deemed delivered when received.

                  Section  5.2.  Amendments.  No  modification  or  amendment of or  supplement  to this  Agreement shall be valid or  effective  unless  the same is in  writing  and signed by all  parties  hereto,  and none of the
Company,  the Master  Servicer or the Trustee shall enter into any  amendment of or  supplement  to this  Agreement except as  permitted  by the Pooling  Agreement.  The  Trustee  shall give prompt  notice to the  Custodian  of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                  Section 5.3.  Governing  Law.  This  Agreement  shall be deemed a contract made under the laws of the State of New York and shall be  construed  and  enforced  in  accordance  with and  governed by the laws of the
State of New York.

                  Section  5.4.  Recordation  of  Agreement.  To the  extent  permitted  by  applicable  law,  this
Agreement  is subject to  recordation  in all  appropriate  public  offices  for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the  Mortgages are situated,  and in any other  appropriate  public recording office or elsewhere,  such recordation to be effected by the  Master  Servicer  and at its  expense on  direction  by the  Trustee  (pursuant  to the  request of holders of
Certificates  evidencing  undivided  interests in the  aggregate of not less than 25% of the Trust Fund),  but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory to the Master Servicer to the effect that the failure to effect such  recordation  is likely to  materially  and  adversely  affect the interests of the
Certificateholders.

                  For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be  deemed to be an  original,  and such  counterparts  shall  constitute  but one and the same instrument.

                  Section  5.5.  Severability  of  Provisions.  If any one or more  of the  covenants,  agreements, provisions  or terms of this  Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants, agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this
Agreement or of the Certificates or the rights of the holders thereof.

                                             [Signature page follows]

                                                         E-9

                                                         E-10

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                             JPMORGAN CHASE BANK, N.A., as Trustee

600 Travis, 9th Floor
Houston, Texas 77002
                                                     By:
Attention:  Residential Asset Mortgage,              Name:
            Products, Inc., Series 2006-RZ2          Title:

Address:                                             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                                     By:
                                                     Name:
                                                     Title:

Address:                                             RESIDENTIAL FUNDING CORPORATION,
                                                     as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                     By:
                                                     Name:
                                                     Title:

Address:                                             WELLS FARGO BANK NATIONAL ASSOCIATION

Mortgage Document Custody
One Meridian Crossings, Lower Level
Richfield, Minnesota  55423
                                                     By:
                                                     Name:
                                                     Title:

STATE OF TEXAS         )
                       ) ss.:
COUNTY OF HARRIS       )

         On the ______ day of May, 2006, before me, a notary public in and for said State, personally appeared
______________, known to me to be a(n) _____________ of JPMorgan Chase Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                            Notary Public

[Notarial Seal]

                                                         E-12

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

                  On the ______ day of May,  2006,  before me, a notary  public in and for said  State,  personally appeared  _____________________,  known to me to be a(n)  Assistant  Vice  President  of Wells Fargo Bank  National
Association,  a national banking  association that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                            Notary Public

[Notarial Seal]

                                                         E-13

STATE OF MINNESOTA      )
                        ) ss:
COUNTY OF HENNEPIN      )

                  On the ______ day of May,  2006,  before me, a notary  public in and for said  State,  personally appeared  __________________,  known to me to be a(n) Vice President of Residential Asset Mortgage Products,  Inc.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                           Notary Public

[Notarial Seal]

STATE OF MINNESOTA       )
                         ) ss:
COUNTY OF HENNEPIN       )

                  On  the______  day of May,  2006,  before me, a notary  public in and for said State,  personally appeared  ______________________,  known to me to be a(n) Associate of Residential Funding Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                                            Notary Public

[Notarial Seal]

                                                         E-14

                                                     EXHIBIT ONE

                                       FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                    May ___, 2006

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

         Re:      Custodial  Agreement,  dated as of  April 1,  2006,  by and  among  JPMorgan  Chase  Bank,  N.A.,
                  Residential  Asset Mortgage  Products,  Inc.,  Residential  Funding  Corporation  and Wells Fargo
                  Bank, National Association,  relating to Mortgage Asset-Backed  Pass-Through Certificates Series
                  2006-RZ2

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3 of the  above-captioned  Custodial  Agreement,  and subject to
Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby  certifies that it has received a
Mortgage  File (which  contains an original  Mortgage Note or an original  Lost Note  Affidavit  with a copy of the related  Mortgage  Note) to the extent  required in Section  2.01(b) of the Pooling  Agreement with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                     WELLS FARGO BANK NATIONAL ASSOCIATION

                                                     By:
                                                     Name:
                                                     Title:

                                                        E-1-1

                                                     EXHIBIT TWO

                                       FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                ______________, 2006

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

         Re:      Custodial  Agreement,  dated as of  April 1,  2006,  by and  among  JPMorgan  Chase  Bank,  N.A.,
                  Residential  Asset Mortgage  Products,  Inc.,  Residential  Funding  Corporation  and Wells Fargo
                  Bank, National Association,  relating to Mortgage Asset-Backed  Pass-Through Certificates Series
                  2006-RZ2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has  received a Mortgage  File to the extent  required  pursuant  to Section
2.01(b) of the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  and it has reviewed the Mortgage File and the Mortgage  Loan  Schedule and has  determined  that:  all required  documents have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                     WELLS FARGO BANK NATIONAL ASSOCIATION

                                                     By:
                                                     Name:
                                                     Title:

                                                        E-2-1

                                                    EXHIBIT THREE

                                        FORM OF CUSTODIAN FINAL CERTIFICATION

                                                ______________, 200_

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

         Re:      Custodial  Agreement,  dated as of  April 1,  2006,  by and  among  JPMorgan  Chase  Bank,  N.A.,
                  Residential  Asset Mortgage  Products,  Inc.,  Residential  Funding  Corporation  and Wells Fargo
                  Bank, National Association,  relating to Mortgage Asset-Backed  Pass-Through Certificates Series
                  2006-RZ2

Ladies and Gentlemen:

                           In  accordance  with  Section  2.3  of  the  above-captioned  Custodial  Agreement,  the undersigned,  as  Custodian,  hereby  certifies  that it has received a Mortgage File with respect to each Mortgage
Loan listed in the Mortgage  Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage  Loan  Schedule and has determined that: all required  documents  referred to in Section 2.01(b) of the Pooling Agreement have been executed  and  received  and that such  documents  relate to the Mortgage  Loans  identified  on the Mortgage  Loan
Schedule.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                     WELLS FARGO BANK NATIONAL ASSOCIATION

                                                     By:
                                                     Name:
                                                     Title:

                                                        E-3-1

                                                   EXHIBIT FOUR
                                            FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:             (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing
Agreement.

Enclosed Documents:                [ ]   Promissory Note
                                   [ ]   Primary Insurance Policy
                                   [ ]   Mortgage or Deed of Trust
                                   [ ]   Assignment(s) of Mortgage or Deed of Trust
                                   [ ]   Title Insurance Policy
                                   [ ]   Other:

Name:_______________________________
Title:______________________________
Date:_______________________________

                                                        E-4-1

                                                   EXHIBIT FIVE

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________
     Reference                                     Criteria
_________________________________________________________________________________________________________________
                                       General Servicing Considerations
_________________________________________________________________________________________________________________
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
_________________________________________________________________________________________________________________
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
_________________________________________________________________________________________________________________
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
_________________________________________________________________________________________________________________
                                      Cash Collection and Administration
_________________________________________________________________________________________________________________
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
_________________________________________________________________________________________________________________
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
_________________________________________________________________________________________________________________
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
_________________________________________________________________________________________________________________
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________

                                                        E-5-1

_________________________________________________________________________________________________________________
                                      Investor Remittances and Reporting
_________________________________________________________________________________________________________________
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
_________________________________________________________________________________________________________________
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
_________________________________________________________________________________________________________________
                     Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.
_________________________________________________________________________________________________________________
                                          Pool Asset Administration
_________________________________________________________________________________________________________________
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by             |X|
                     the transaction agreements or related asset pool documents.
_________________________________________________________________________________________________________________
                     Pool assets and related documents are safeguarded as required by               |X|
1122(d)(4)(ii)       the transaction agreements
_________________________________________________________________________________________________________________
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
_________________________________________________________________________________________________________________
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
_________________________________________________________________________________________________________________
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
_________________________________________________________________________________________________________________

                                                        E-5-2

_________________________________________________________________________________________________________________
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
_________________________________________________________________________________________________________________
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

                                                        E-5-3

                                                                                                          EXHIBIT F

                                              MORTGAGE LOAN SCHEDULE

                  [FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY FORM 8-K ON MAY 19, 2006]

                                                         F-1

                                                                                                          EXHIBIT G

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                         G-1

                                                                                                        EXHIBIT H-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF         )
                   )ss.:
COUNTY OF        )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1.       That he is [Title of  Officer] of [Name of Owner]  (record or  beneficial  owner of the  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2006-RZ2,  Class R-__  (the "Owner")),  a [savings  institution]
[corporation]  duly organized and existing under the laws of [the State of  ________________]  [the United States],
on behalf of which he makes this affidavit and agreement.

         2.       That the Owner (i) is not and will not be a  "disqualified  organization"  or an  electing  large partnership  as of [date of  transfer]  within the  meaning of Section  860E(e)(5)  and 775,  respectively,  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an electing  large  partnership  under Section 775(a) of the Code,  (ii) will  endeavor  to remain  other than a  disqualified  organization  for so long as it retains  its ownership interest in the Class R-__  Certificates,  and (iii) is acquiring the Class R-__ Certificates for its own account  or for  the  account  of  another  Owner  from  which  it has  received  an  affidavit  and  agreement  in substantially  the same form as this  affidavit and agreement.  (For this purpose,  a  "disqualified  organization"
means an electing  large  partnership  under  Section 775 of the Code,  the United  States,  any state or political subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of  whose  board of  directors  is not  selected  by any  such  governmental  entity)  or any  foreign  government, international  organization or any agency or instrumentality of such foreign government or organization,  any rural electric  or  telephone  cooperative,  or any  organization  (other than  certain  farmers'  cooperatives)  that is generally  exempt from federal  income tax unless such  organization  is subject to the tax on  unrelated  business taxable income).

         3.       That  the  Owner is  aware  (i) of the tax that  would be  imposed  on  transfers  of  Class R-__
Certificates to disqualified  organizations  or an electing large  partnership  under the Code, that applies to all transfers of  Class R-__  Certificates  after March 31, 1988;  (ii) that such tax would be on the  transferor  (or, with  respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent;  (iii) that the person  (other than with  respect to  transfers to electing  large  partnerships)  otherwise liable for the tax shall be  relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an affidavit  that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have  actual  knowledge  that the  affidavit  is  false;  and (iv)  that  the  Class R-__  Certificates  may be
"noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the  transferor  of a noneconomic  residual  interest will remain liable for any taxes due with respect to the

                                                         H-1-1

income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

         4.       That the  Owner is  aware  of the tax  imposed  on a  "pass-through  entity"  holding  Class R-__
Certificates if either the pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time  during the  taxable  year of the  pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment company,  a real  estate  investment  trust or common  trust  fund,  a  partnership,  trust or estate,  and certain cooperatives.)

         5.       That the Owner is aware  that the  Trustee  will not  register  the  transfer  of any  Class R-__
Certificates  unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The Owner expressly agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

         6.       That  the  Owner  has  reviewed  the  restrictions  set  forth  on the  face of the  Class R  -__
Certificates  and the  provisions  of Section  5.02(f) of the  Pooling  and  Servicing  Agreement  under  which the
Class R-__  Certificates  were  issued (in  particular,  clause  (iii)(A)  and  (iii)(B) of Section  5.02(f)  which authorize the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the
Trustee in the event the Owner holds such  Certificates  in  violation  of Section  5.02(f)).  The Owner  expressly agrees to be bound by and to comply with such restrictions and provisions.

         7.       That the Owner  consents to any  additional  restrictions  or  arrangements  that shall be deemed necessary  upon  advice  of  counsel  to  constitute  a  reasonable  arrangement  to  ensure  that  the  Class R-__
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         8.       The Owner's Taxpayer Identification Number is ____________________.

         9.       This affidavit and agreement  relates only to the Class R-__  Certificates  held by the Owner and not to any other holder of the  Class R-__  Certificates.  The Owner  understands  that the  liabilities  described herein relate only to the Class R-__ Certificates.

         10.      That no purpose of the Owner  relating to the transfer of any of the Class R-__  Certificates  by the Owner is or will be to impede the  assessment  or  collection  of any tax; in making this  representation,  the
Owner warrants that the Owner is familiar with (i) Treasury  Regulation  1.860E-1(c) and recent amendments thereto, effective  as of July  19,  2002,  and  (ii)  the  preamble  describing  the  adoption  of the  amendments  to such regulation, which is attached hereto as Annex I.

         11.      That the Owner has no present  knowledge or expectation  that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard,  the Owner hereby represents  to and for the benefit of the person from whom it acquired the  Class R-__  Certificate  that the Owner intends to pay taxes  associated with holding such Class R-__  Certificate as they become due, fully  understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-__ Certificate.

                                                         H-1-2

         12.      That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-__ Certificates remain outstanding.

         13.      The  Owner is either  (i) a  citizen  or  resident  of the  United  States,  (ii) a  corporation, partnership  or other entity  treated as a corporation  or a partnership  for U.S.  federal income tax purposes and created or organized  in, or under the laws of, the United  States,  any state  thereof or the District of Columbia
(other  than a  partnership  that  is  not  treated  as a  United  States  person  under  any  applicable  Treasury regulations),  (iii) an estate that is described  in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         14.      The Owner hereby  agrees that it will not cause  income from the  Class R-__  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another United States taxpayer.

         15.      The Owner hereby  certifies,  represents  and warrants to, and  covenants  with the Company,  the
Trustee and the Master  Servicer  that the following  statements  in (a) or (b) are accurate:  (a) The Owner is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of the Employee  Retirement
Income  Security Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the Code (a "Plan"),  or any other person
(including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing  any  Certificate  with "plan  assets" of any Plan within the meaning of the  Department of
Labor ("DOL") regulation at 29 C.F.R. §2510.3-101; or

                  (b)      The Owner has  provided  the  Trustee,  the  Company  and the  Master  Servicer  with an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the  Company and the
Master  Servicer to the effect that the purchase or holding of Certificates  is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments)  and will not  subject  the  Trustee,  the
Company,  the  Master  Servicer  or the  Trust  Fund to any  obligation  or  liability  (including  obligations  or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Pooling and Servicing
Agreement.

         In addition,  the Owner hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master  Servicer  that the Owner will not transfer  such  Certificates  to any Plan Investor or person unless either such Plan Investor or person meets the requirements set forth in either (a) or (b) above.

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

                                                         H-1-3

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the  [Title of  Officer]  of the  Owner,  and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _______________ day of _______ , 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________, 20__

                                                         H-1-4

                                                                                             ANNEX I TO EXHIBIT H-1

                                            DEPARTMENT OF THE TREASURY

                                             Internal Revenue Service

                                              26 CFR Parts 1 and 602

                                                     [TD 9004]

                                                   RIN 1545-AW98

                                     Real Estate Mortgage Investment Conduits

                                 AGENCY: Internal Revenue Service (IRS), Treasury.

                                            ACTION: Final regulations.

                      -----------------------------------------------------------------------

SUMMARY:  This document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic  residual interests  in real  estate  mortgage  investment  conduits  (REMICs).  The  final  regulations  provide  additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The  collection of  information  in this  regulation is in Sec.  1.860E-1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents are businesses and other  for-profit institutions.

                                                         H-1-I-1

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

         •    Whether the  collection of  information  is necessary for the proper  performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

         •    The accuracy of the estimated burden associated with the collection of information (see below);

         •    How the quality, utility, and clarity of the information to be collected may be enhanced;

         •    How the burden of complying with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

         •    Estimates of capital or start-up costs and costs of operation,  maintenance,  and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

         This  document  contains  final  regulations  regarding  the  proposed  amendments  to 26 CFR part 1 under section  860E of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's  taxable  income.  Under a safe harbor,  the transferor of a

                                                         H-1-I-2

REMIC  noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable  investigation of the transferee's  financial condition (the investigation requirement);  and (2) the  transferor  secures  a  representation  from  the  transferee  to the  effect  that the transferee  understands  the tax obligations  associated with holding a residual  interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98)  designed  to clarify  the safe  harbor by adding the  "formula  test," an economic test.  The  proposed  regulation  provides  that the safe harbor is  unavailable  unless the  present  value of the anticipated  tax  liabilities  associated  with holding the residual  interest  does not exceed the sum of: (1) The present value of any  consideration  given to the transferee to acquire the interest;  (2) the present value of the expected  future  distributions  on the  interest;  and  (3) the  present  value  of the  anticipated  tax  savings associated with holding the interest as the REMIC generates losses.

         The notice of proposed  rulemaking  also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed regulations  provides  requirements  for  transfers  of FASIT  ownership  interests  and  adopts a safe  harbor  by reference to the safe harbor  provisions of the REMIC  regulations.  In January 2001,  the IRS published Rev. Proc.
2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe harbor that taxpayers  could use while the IRS and the Treasury  considered comments on the proposed  regulations.  Under the alternative safe harbor, if a transferor meets the investigation  requirement and the representation  requirement but the transfer fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years preceding the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed
$10 million. A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation and agrees in writing not to transfer the interest to any person other than another domestic,  taxable  corporation that also  satisfies  the  requirements  of the asset  test.  A  transferor  cannot  rely on the asset  test if the transferor  knows, or has reason to know,  that the transferee will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset test  fails to be  satisfied  in the case of a transfer  or assignment of a noneconomic  residual interest to a foreign branch of an otherwise eligible  transferee.  If such a transfer  or  assignment  were  permitted,  a  corporate  taxpayer  might seek to claim that the  provisions  of an applicable  income tax treaty would resource  excess  inclusion  income as foreign  source  income,  and that, as a consequence,  any U.S. tax liability  attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess inclusion  income,  contrary to the  congressional  purpose of assuring  that such income will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to

                                                         H-1-I-3

impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a U.S.  taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section  1.860E-1(c)(8)(i)  provides that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section  11(b).  Some  commentators  were  concerned that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the present  values in the formula test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).
This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those publications the provision stated
that  ``present  values are computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section  1274(d)  compounded  semiannually"  and that "[a] lower  discount rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

         It is anticipated  that when final  regulations  are adopted with respect to FASITs,  Sec.  1.860H-6(g) of the  proposed  regulations  will be adopted in  substantially  its  present  form,  with the result  that the final regulations  contained in this document will also govern transfers of FASIT ownership  interests with substantially the same applicability date as is contained in this document.

                                                         H-1-I-4

Effect on Other Documents

         Rev. Proc.  2001-12  (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests in
REMICs occurring on or after August 19, 2002.

Special Analyses

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b)  and  553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

         Adoption of Amendments to the Regulations
         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                         H-1-I-5

                                                                                                        EXHIBIT H-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                                                               ______________, 20__

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Attention:  Residential Asset Mortgage Products, Inc., Series 2006-RZ2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RZ2

Ladies and Gentlemen:

         This  letter  is  delivered  to you in  connection  with the  transfer  by  ________________________  (the
"Seller") to  ______________________  (the "Purchaser") of $___________  Initial  Certificate  Principal Balance of
Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-RZ2,  Class R-__ (the "Certificates"),  pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of April 1,
2006 among  Residential  Asset  Mortgage  Products,  Inc.,  as depositor  (the  "Depositor"),  Residential  Funding
Corporation,  as master servicer, and JPMorgan Chase Bank, N.A., as trustee (the "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1.       No  purpose  of the Seller  relating  to the  transfer  of the  Certificate  by the Seller to the
Purchaser is or will be to impede the assessment or collection of any tax.

         2.       The Seller  understands  that the Purchaser has delivered to the Trustee and the Master  Servicer a transfer  affidavit and  agreement in the form  attached to the Pooling and  Servicing  Agreement as Exhibit H-1.
The Seller does not know or believe that any representation contained therein is false.

         3.       The  Seller  has  at the  time  of the  transfer  conducted  a  reasonable  investigation  of the financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a
result of that  investigation,  the Seller has  determined  that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands that the transfer of a Class R-__  Certificate may not be  respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United
States income taxes associated therewith) unless the Seller has conducted such an investigation.

                                                         H-2-1

         4.       The Seller has no actual  knowledge  that the  proposed  Transferee  is not both a United  States
Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                     (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: _________________________________

                                                         H-2-2

                                                                                                          EXHIBIT I

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2006-RZ2

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-RZ2, Class [SB] [R-[__]]

Ladies and Gentlemen:

         _________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the
"Seller")   $_____________   Initial   Certificate   Principal  Balance  of  Mortgage   Asset-Backed   Pass-Through
Certificates,  Series  2006-RZ2,  Class [SB]  [R-[__]]  (the  "Certificates"),  issued  pursuant to the Pooling and
Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of April 1, 2006 among  Residential  Asset
Mortgage Products, Inc., as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer (the
"Master  Servicer"),  and JPMorgan  Chase Bank,  N.A.,  as trustee (the  "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser hereby certifies,  represents  and warrants to, and covenants  with, the  Depositor,  the Trustee and the Master  Servicer that:

                           1.       The Purchaser  understands that (a) the Certificates have not been and will not be  registered  or  qualified  under the  Securities  Act of 1933,  as amended (the "Act") or any state  securities  law,  (b)  the  Depositor  is not  required  to so  register  or  qualify  the
                  Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the  provisions  of  the  Act  or  any  state  securities  law,  or if  an  exemption  from  such registration and  qualification is available,  (d) the Pooling and Servicing  Agreement  contains

                                                         I-1

                  restrictions  regarding the transfer of the  Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

                           2.       The Purchaser is acquiring the  Certificates for its own account for investment only and not with a view to or for  sale in  connection  with  any  distribution  thereof  in any manner that would violate the Act or any applicable state securities laws.

                           3.       The  Purchaser  is  (a) a  substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business  matters,  and, in particular,  in such  matters  related  to  securities  similar to the  Certificates,  such that it is capable of evaluating  the  merits  and  risks  of  investment  in the  Certificates,  (b)  able to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"  within the meaning of
                  Rule 501(a) promulgated pursuant to the Act.

                           4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review
                  (a) [a copy of the Private Placement  Memorandum,  dated  ___________________,  20__, relating to the  Certificates  (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c] such other information  concerning  the  Certificates,  the  Mortgage  Loans and the  Depositor  as has been requested by the Purchaser  from the  Depositor or the Seller and is relevant to the  Purchaser's decision to purchase the  Certificates.  The Purchaser  has had any  questions  arising from such review  answered by the Depositor or the Seller to the  satisfaction  of the  Purchaser.  [If the
                  Purchaser  did not  purchase  the  Certificates  from the Seller in  connection  with the initial distribution  of  the  Certificates  and  was  provided  with a copy  of  the  Private  Placement
                  Memorandum  (the  "Memorandum")  relating  to the  original  sale  (the  "Original  Sale") of the
                  Certificates by the Depositor,  the Purchaser  acknowledges  that such Memorandum was provided to it by  the  Seller,  that  the  Memorandum  was  prepared  by the  Depositor  solely  for  use in connection  with the Original Sale and the Depositor did not  participate in or facilitate in any way the purchase of the  Certificates by the Purchaser from the Seller,  and the Purchaser agrees that it will look  solely to the  Seller and not to the  Depositor  with  respect to any  damage, liability,  claim or expense  arising out of,  resulting from or in connection  with (a) error or omission,  or alleged error or omission,  contained in the  Memorandum,  or (b) any  information, development or event arising after the date of the Memorandum.]

                           5.       The  Purchaser  has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell,  dispose of or otherwise  transfer any Certificate,  any interest in any  Certificate  or any other  similar  security  to any person in any  manner,  (b)
                  solicit  any  offer  to  buy  or to  accept  a  pledge,  disposition  of  other  transfer  of any
                  Certificate,  any interest in any  Certificate  or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any  Certificate,  any interest in any  Certificate  or any other similar  security  with any person in any manner,  (d) make any general  solicitation  by means of  general  advertising  or in any other  manner or (e) take any

                                                         I-2

                  other action,  that (as to any of (a) through (e) above) would  constitute a distribution  of any
                  Certificate  under the Act, that would render the  disposition of any  Certificate a violation of
                  Section  5 of the  Act or any  state  securities  law,  or that  would  require  registration  or qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the
                  Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                           6.       The  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants with the Depositor,  the Trustee and the Master Servicer that the following  statements in (a) or
                  (b) are correct:

                                    (a)     The  Purchaser is not an employee  benefit or other plan subject to the prohibited  transaction  provisions of the Employee  Retirement  Income  Security Act of
                           1974,  as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986, as
                           amended (the "Code") (a "Plan"),  or any other person (including an investment  manager, a named  fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing  any  Certificate  with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. §2510.3-101; or

                                    (b)     The  Purchaser  has provided  the  Trustee,  the Company and the Master
                           Servicer  with  an  opinion  of  counsel   acceptable  to  and  in  form  and  substance
                           satisfactory  to the  Trustee,  the Company  and the Master  Servicer to the effect that the purchase or holding of  Certificates is permissible  under  applicable law, will not constitute  or result in any  non-exempt  prohibited  transaction  under  Section 406 of
                           ERISA  or  Section  4975  of the  Code  (or  comparable  provisions  of  any  subsequent enactments)  and will not subject  the  Trustee,  the Company or the Master  Servicer or
                           the Trust Fund to any  obligation or liability  (including  obligations  or  liabilities under  ERISA or  Section  4975 of the  Code) in  addition  to  those  undertaken  in the
                           Pooling and Servicing Agreement.

                                                         I-3

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Depositor,  the Trustee and the Master Servicer that the Purchaser will not transfer such  Certificates to any Plan
Investor or person  unless either such Plan  Investor or person meets the  requirements  set forth in either (a) or
(b) above.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                         I-4

                                                                                                          EXHIBIT J

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Attention: Residential Funding Corporation Series 2006-RZ2

         Re:      Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 2006-RZ2, Class [SB] [R-[__]]

Ladies and Gentlemen:

                  In connection  with the sale by __________  (the  "Seller") to __________  (the  "Purchaser")  of
$__________  Initial  Certificate  Principal Balance of Mortgage Asset- Backed  Pass-Through  Certificates,  Series
2006-RZ2,  Class [SB]  [R-[__]] (the  "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"),  dated as of April 1, 2006 among Residential Asset Mortgage Products,  Inc., as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer,  and JPMorgan Chase Bank, N.A., as trustee (the  "Trustee").  The Seller hereby  certifies,  represents  and warrants to, and covenants  with,  the
Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or

                                                         J-1

otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                         J-2

                                                                                                          EXHIBIT K

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                                 LIMITED GUARANTY

                                                    ARTICLE XII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 13.01.  Subordinate  Certificate Loss Coverage;  Limited  Guaranty.  (a) Subject to subsection (c)
below,  prior to the later of the third Business Day prior to each Distribution  Date or the related  Determination
Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any  reimbursement pursuant to Section 3.10 on such  Distribution  Date for Advances or Subservicer  Advances  previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies  which were subsequently determined to be Excess Special Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary
Losses) and, if so, the Master  Servicer  shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or  Subservicer  Advances  reimbursed  pursuant to Section 3.10, to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage  Loan, and shall  distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses) will be  allocated  to the  Class SB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from  Residential  Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant to Section  4.02;  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i) the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not  occurred  plus (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class SB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class SB  Certificates  will not be covered by the Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay

                                                         K-1

pursuant to this  Section on any  Distribution  Date (the "Amount  Available")  shall be equal to the lesser of (X)
________ minus the sum of (i) all previous  payments made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such payments as described  below in  subsection  (d) and (Y) the then outstanding  Certificate  Principal  Balances  of  the  Class SB  Certificates,  or  such  lower  amount  as may be established  pursuant  to Section  13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee will promptly  notify General Motors  Acceptance  Corporation of any failure of Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty
(the "Limited Guaranty"),  executed by General Motors Acceptance  Corporation,  of Residential Funding's obligation to make payments  pursuant to this Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii)
such required  payments,  by delivering to General  Motors  Acceptance  Corporation a written demand for payment by wire transfer,  not later than the second Business Day prior to the Distribution  Date for such month,  with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or amounts  paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Depositor shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the Depositor  obtains  (subject to the  provisions of Section  10.01(f) as if the
Depositor  was  substituted  for the Master  Servicer  solely for the  purposes  of such  provision)  an Opinion of
Counsel  (which  need not be an opinion of  independent  counsel)  to the effect  that  obtaining  such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on  "prohibited  transactions"  under  Section  860(F)(a)(1)  of the Code or on  "contributions after the  startup  date"  under  Section  860(G)(d)(1)  of the Code or (b) the Trust  Fund to fail to qualify as a
REMIC at any time that any Certificate is outstanding,  and (ii) no such substitution  shall be made unless (A) the substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then  current  Amount  Available  and  contains  provisions  that are in all material  respects  equivalent  to the original  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements  or other  obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations of General  Motors  Acceptance  Corporation as of the date of issuance of the Limited  Guaranty and (b)
the  rating of the long  term  debt  obligations  of  General  Motors  Acceptance  Corporation  at the date of such substitution  and (C) if the Class SB Certificates  have been rated,  the Depositor  obtains  written  confirmation from  each  Rating  Agency  that  rated  the  Class SB  Certificates  at the  request  of the  Depositor  that such substitution  shall not lower the rating on the  Class SB  Certificates  below the  lesser of (a) the  then-current

                                                         K-2

rating  assigned to the Class SB  Certificates  by such Rating Agency and (b) the original  rating  assigned to the
Class SB  Certificates by such Rating Agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate
Loss  Obligation  pursuant to this Section shall be accompanied  by a written  Opinion of Counsel to the substitute guarantor  or  obligor,  addressed  to the  Master  Servicer  and the  Trustee,  that  such  substitute  instrument constitutes  a legal,  valid and  binding  obligation  of the  substitute  guarantor  or  obligor,  enforceable  in accordance  with its terms,  and  concerning  such  other  matters as the Master  Servicer  and the  Trustee  shall reasonably  request.  Neither the Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as applicable;  provided that the Depositor shall also obtain a letter from each Rating Agency that rated the Class SB  Certificates  at the request of the Depositor to the effect that such amendment,  reduction,  deletion or cancellation  will not lower the rating on the Class SB  Certificates below the lesser of (a) the  then-current  rating  assigned to the Class SB  Certificates by such Rating Agency and
(b) the original  rating  assigned to the Class SB  Certificates  by such Rating  Agency,  unless (A) the Holder of
100% of the Class SB  Certificates  is  Residential  Funding or an Affiliate of  Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and,  provided further that the Depositor  obtains  (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the  Master  Servicer  solely  for the  purposes  of  such  provision),  in the  case of a  material  amendment  or supersession  (but  not a  reduction,  cancellation  or  deletion  of  the  Limited  Guaranty  or  the  Subordinate
Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect  that any such  amendment  or  supersession  will not cause  either (a) any federal tax to be imposed on the
Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"  under Section
860F(a)(1) of the Code or on  "contributions  after the startup  date" under Section  860G(d)(1) of the Code or (b)
the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master Servicer  together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                         K-3

                                                                                                          EXHIBIT L

                                             FORM OF LIMITED GUARANTY
                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                  Mortgage Asset-Backed Pass-Through Certificates
                                                  Series 2006-RZ2

                                                                                                   __________, 20__

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-RZ2

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  ("Residential  Funding"),  an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation ("GMAC"),  plans to incur certain  obligations as described  under Section 13.01 of the Pooling and Servicing  Agreement dated as of
April 1, 2006 (the "Servicing  Agreement"),  among Residential  Asset Mortgage  Products,  Inc. (the  "Depositor"),
Residential  Funding and JPMorgan Chase Bank, N.A. (the  "Trustee") as amended by Amendment No. ___ thereto,  dated as of  ________,  with  respect to the  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-RZ2  (the
"Certificates"); and

                  WHEREAS,  pursuant to Section 13.01 of the Servicing  Agreement,  Residential  Funding  agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1.       Provision  of Funds.  (a) GMAC  agrees to  contribute  and  deposit  in the  Certificate
Account on behalf of  Residential  Funding (or otherwise  provide to  Residential  Funding,  or to cause to be made available  to  Residential  Funding),  either  directly or through a  subsidiary,  in any case prior to the related
Distribution  Date, such moneys as may be required by Residential  Funding to perform its  Subordinate  Certificate

                                                         L-1

Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance  with
Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's obligations under clause (a) shall terminate upon the earlier of  (x) substitution  for this
Limited  Guaranty  pursuant to Section  13.01(f) of the Servicing  Agreement,  or (y) the  termination of the Trust
Fund pursuant to the Servicing Agreement.

                  2.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding, the  Trustee  or any other  person in  asserting  or  enforcing  any  rights or in  making  any  claims or  demands hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise of that or any other such right. GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation,  those of action or non-action on the part of Residential Funding or the Trustee.

                  3.       Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may  be  modified, amended  or  terminated  only by the  written  agreement  of GMAC and the  Trustee  and only if such  modification, amendment or  termination  is permitted  under Section 13.02 of the Servicing  Agreement.  The  obligations of GMAC under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the  Servicing  Agreement  is not modified or amended in any way that might affect the  obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

                  4.       Successor.  Except as otherwise  expressly  provided  herein,  the guarantee  herein set forth shall be binding upon GMAC and its respective successors.

                  5.       Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the State of
New York.

                  6.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty shall be delivered to the Trustee in connection  with the execution of Amendment No. __ to the Servicing  Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

                  7.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

                  8.       Counterparts.  This  Limited  Guaranty  may be executed  in any number of  counterparts, each of which  shall be  deemed to be an  original  and such  counterparts  shall  constitute  but one and the same instrument.

                                                         L-2

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

JPMORGAN CHASE BANK, N.A.,
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                         L-3

                                                                                                          EXHIBIT M

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                   __________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-RZ2

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-RZ2 Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in connection  with the assignment by U.S Bank National  Association  (the
"Trustee") to  _______________________  (the "Lender") of _______________ (the "Mortgage Loan") pursuant to Section
3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of April 1, 2006 among Residential Asset Mortgage Products,  Inc., as depositor (the "Depositor"),  Residential Funding Corporation,
as master servicer,  and the Trustee.  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Lender  hereby  certifies,  represents  and  warrants  to, and covenants with, the Master Servicer and the Trustee that:

                  (ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction is required to preserve lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

                  (iii)    the  substance  of the  assignment  is, and is  intended  to be, a  refinancing  of such
Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction  under,  such local laws;

                  (iv)     the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage  Loan prior to such  proposed assignment; and

                                                         M-1

                  (v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                         M-2

                                                                                                          EXHIBIT N

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

                  1.       In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A Securities were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A
Securities  or any other similar  security  from,  or otherwise  approached or negotiated  with respect to the Rule
144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended  (the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities a violation of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule
144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule
144A under the 1933 Act.

                  2.       The Buyer warrants and represents  to, and covenants  with, the Seller,  the Trustee and the Master  Servicer (as defined in the Pooling and Servicing  Agreement  (the  "Agreement"),  dated as of April 1,
2006 among  Residential  Funding  Corporation as Master  Servicer,  Residential  Asset Mortgage  Products,  Inc. as
depositor pursuant to Section 5.02 of the Agreement and JPMorgan Chase Bank, N.A., as trustee, as follows:

                           a.       The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b.       The Buyer considers itself a substantial,  sophisticated institutional investor having such  knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c.       The Buyer  has been  furnished  with all  information  regarding  the Rule 144A
         Securities that it has requested from the Seller, the Trustee or the Servicer.

                                                         N-1

                           d.       Neither  the Buyer nor anyone  acting on its behalf has  offered,  transferred, pledged,  sold or  otherwise  disposed  of the  Rule  144A  Securities,  any  interest  in the  Rule  144A
         Securities  or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated  with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner, or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e.       The Buyer is a "qualified  institutional buyer" as that term is defined in Rule
         144A under the 1933 Act and has completed  either of the forms of  certification  to that effect  attached hereto as Annex I or Annex II. The Buyer is aware that the sale to it is being  made in  reliance  on Rule
         144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own  account or the  accounts  of other qualified  institutional  buyers,  understands  that such Rule 144A  Securities may be resold,  pledged or transferred  only  (i)  to a  person  reasonably  believed  to be a  qualified  institutional  buyer  that purchases  for its own  account or for the account of a  qualified  institutional  buyer to whom notice is given that the resale,  pledge or transfer  is being made in  reliance on Rule 144A,  or (ii)  pursuant to another exemption from registration under the 1933 Act.

                  3.       The  Buyer  hereby  certifies,  represents  and  warrants  to,  and  covenants  with the
Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                           a.       The Buyer is not an employee  benefit or other plan  subject to the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or
         Section 4975 of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code") (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate  with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. §2510.3-101; or

                           b.       The Buyer has provided the Trustee,  the Company and the Master  Servicer  with an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Company and the Master  Servicer to the effect  that the  purchase  the  purchase  or holding of  Certificates  is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under  Section  406 of ERISA or  Section  4975 of the Code (or  comparable  provisions  of any  subsequent enactments)  and will not subject the Trustee,  the Company,  the Master Servicer or the Trust Fund to any
         obligation or liability  (including  obligations or  liabilities  under ERISA or Section 4975 of the Code)
         in addition to those undertaken in the Pooling and Servicing Agreement.

                                                         N-2

                  In addition, the Buyer hereby certifies, represents and warrants to, and covenants with, the
Company, the Trustee and the Master Servicer that the Buyer will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

                  4.       This document may be executed in one or more  counterparts and by the different  parties hereto on  separate  counterparts,  each of which,  when so  executed,  shall be  deemed  to be an  original;  such counterparts, together, shall constitute one and the same document.

                                                         N-3

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                         N-4

                                                                                               ANNEX I TO EXHIBIT N

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

                  1.       As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior
Vice President or other executive officer of the Buyer.

                  2.       In  connection  with  purchases by the Buyer,  the Buyer is a  "qualified  institutional buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule 144A")  because (i) the Buyer owned and/or  invested on a  discretionary  basis  $______________________  in securities  (except for the excluded securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___      Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___      Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
                  State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its  latest  annual  financial  statements,  a copy of which is attached hereto.

         ___      Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a State  or  Federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         ___      Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section  15 of the  Securities
                  Exchange Act of 1934.

         ___      Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a State or territory or the District of Columbia.

                                                         N-I-1

         ___      State or Local Plan. The Buyer is a plan  established  and  maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

         ____     ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title I of the Employee
                  Retirement Income Security Act of 1974.

         ___      Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

                  3.       The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated  with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or  subscription by the
Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit,  (iv) loan  participations,
(v)  repurchase  agreements,  (vi)  securities  owned but subject to a  repurchase  agreement  and (vii)  currency, interest rate and commodity swaps.

                  4.       For purposes of determining  the aggregate  amount of securities  owned and/or  invested on a  discretionary  basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the  Buyer and did not include any of the  securities  referred to in the preceding  paragraph.  Further,  in  determining  such aggregate amount,  the  Buyer  may  have  included  securities  owned  by  subsidiaries  of  the  Buyer,  but  only  if  such subsidiaries  are  consolidated  with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles  and if the  investments  of such  subsidiaries  are  managed  under  the  Buyer's direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                                                         N-I-2

                  5.       The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the seller  to it and  other  parties  related  to the  Certificates  are  relying  and  will  continue  to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer's own account?

                  6.       If the answer to the  foregoing  question is "no",  the Buyer agrees that, in connection with any  purchase  of  securities  sold to the Buyer for the  account of a third  party  (including  any  separate account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the
Buyer  will not  purchase  securities  for a third  party  unless the Buyer has  obtained a current  representation letter from such third party or taken  other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                  7.       The Buyer will  notify each of the  parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     ______________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                         N-I-3

                                                                                              ANNEX II TO EXHIBIT N

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

                  8.       As indicated  below,  the  undersigned  is the  President,  Chief  Financial  Officer or
Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a Family of  Investment
Companies (as defined below), is such an officer of the Adviser.

                  9.       In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer"
as  defined  in SEC Rule 144A  because  (i) the Buyer is an  investment  company  registered  under the  Investment
Company Act of 1940,  and (ii) as marked below,  the Buyer alone,  or the Buyer's  Family of Investment  Companies, owned at least $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

         ____     The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $______________  in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

                  10.      The term "Family of Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

                  11.      The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  12.      The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in  reliance  on Rule  144A.  In  addition,  the Buyer will only  purchase  for the
Buyer's own account.

                                                         N-II-1

                  13.      The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information  and  conclusions  herein.  Until such  notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

                                                     ______________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                         N-II-2

                                                                                                          EXHIBIT O

                                        FORM OF ERISA REPRESENTATION LETTER

                                                                                ___________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Funding Corporation Series 2006-RZ2

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2006-RZ2, Class SB

Ladies and Gentlemen:

                  [____________________________________]    (the    "Purchaser")    intends   to   purchase    from
[______________________________]  (the "Seller")  $[____________] Initial Certificate Principal Balance of Mortgage
Asset-Backed Pass-Through  Certificates,  Series 2006-RZ2, Class ____ (the "Certificates"),  issued pursuant to the
Pooling  and  Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated as of April 1,  2006  among
Residential Asset Mortgage Products,  Inc., as the company (the "Depositor"),  Residential Funding Corporation,  as
master servicer (the "Master  Servicer") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor,  the Trustee and the
Master Servicer that:

                  (a)  The  Purchaser  is  not an  employee  benefit  or  other  plan  subject  to  the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or
         Section 4975 of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code") (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate  with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. §2510.3-101; or

                                                         O-1

                  (b) The  Purchaser  has provided the  Trustee,  the  Depositor  and the Master  Servicer  with an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the Depositor and the Master Servicer to the effect that the purchase or holding of  Certificates  is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any  subsequent  enactments)  and will not subject the  Trustee,  the  Depositor,  the Master  Servicer  or the Trust Fund to any  obligation  or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                  In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor,  the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates to any
Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: _________________________________

                                                         O-2

                                                                                                          EXHIBIT P

                                        FORM OF ERISA REPRESENTATION LETTER

                                                                                ___________, 20__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Funding Corporation Series 2006-RZ2

                  Re:      Residential Asset Mortgage Products, Inc. Mortgage
                           Asset-Backed Pass-Through Certificates, Series 2006-RZ2,
                           Class [A-[  ]] [M-[  ]]

Ladies and Gentlemen:

                  [____________________________________]    (the    "Purchaser")    intends   to   purchase    from
[______________________________]  (the "Seller")  $[____________] Initial Certificate Principal Balance of Mortgage
Asset-Backed  Pass-Through,  Series  2006-RZ2 (the  "Certificates"),  issued  pursuant to the Pooling and Servicing
Agreement (the "Pooling and Servicing  Agreement"),  dated as of April 1, 2006,  among  Residential  Asset Mortgage
Products,  Inc., as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer (the "Master
Servicer"),  and JPMorgan  Chase Bank,  N.A., as trustee (the  "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The Purchaser  hereby  certifies,  represents  and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that, either:

                  (a)      The  Purchaser  is not an  employee  benefit  or other plan  subject  to the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or
         Section 4975 of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code") (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate  with "plan assets" of any Plan within the meaning

                                                         P-1

         of the Department of Labor ("DOL") regulation at 29 C.F.R. §2510.3-101; or

                  (b)      The  Purchaser  is an  insurance  company,  the source of funds used to purchase or hold the  Certificates  is an "insurance  company  general  account",  as the term is defined in DOL Prohibited
         Transaction  Class Exemption  ("PTCE") 95-60,  and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                  In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Seller,  the Trustee and the Master  Servicer that the Purchaser  will not transfer  such  Certificates  to any
Plan or person unless that Plan or person meets the requirements in either (a) or (b) above.

                  The Purchaser hereby agrees to indemnify and hold harmless the Company,  the Trustee,  the Master
Servicer,  any Subservicer and the Trust Fund from and against all liabilities,  claims, costs or expenses incurred by such  parties  as a result  of a breach  of any  representation,  warranty  or  covenant  made by the  Purchaser herein.

                                                     Very truly yours,

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: _________________________________

                                                         P-2

                                                                                                          EXHIBIT Q

                                                    [RESERVED]

                                                         Q-1

                                                                                                          EXHIBIT R

                                               ASSIGNMENT AGREEMENT

                                            [ON FILE WITH THE TRUSTEE]

                                                         R-1

                                                                                                          EXHIBIT S

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________
     Reference                                     Criteria
_________________________________________________________________________________________________________________
                                       General Servicing Considerations
_________________________________________________________________________________________________________________
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
_________________________________________________________________________________________________________________
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
_________________________________________________________________________________________________________________
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
_________________________________________________________________________________________________________________
                                      Cash Collection and Administration
_________________________________________________________________________________________________________________
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
_________________________________________________________________________________________________________________
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
_________________________________________________________________________________________________________________
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
_________________________________________________________________________________________________________________
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
_________________________________________________________________________________________________________________
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________

                                                         S-1

_________________________________________________________________________________________________________________
                                      Investor Remittances and Reporting
_________________________________________________________________________________________________________________
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
_________________________________________________________________________________________________________________
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
_________________________________________________________________________________________________________________
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
_________________________________________________________________________________________________________________
                                          Pool Asset Administration
_________________________________________________________________________________________________________________
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
_________________________________________________________________________________________________________________
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
_________________________________________________________________________________________________________________
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
_________________________________________________________________________________________________________________
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
_________________________________________________________________________________________________________________
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
_________________________________________________________________________________________________________________

                                                         S-2

_________________________________________________________________________________________________________________
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
_________________________________________________________________________________________________________________
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

                                                         S-3

                                                                                                        EXHIBIT T-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         1.       I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on
Form 8-K containing  distribution or servicing  reports filed in respect of periods included in the year covered by that annual report,  of the trust (the "Trust")  created  pursuant to the Pooling and Servicing  Agreement dated as of April 1,  2006 (the "P&S  Agreement")  among  Residential  Asset  Mortgage  Products,  Inc.  (the  "Depositor"),
Residential Funding Corporation (the "Master Servicer") and JPMorgan Chase Bank, N.A. (the "Trustee");

         2.       Based on my knowledge,  the information in these reports,  taken as a whole, does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3.       Based on my knowledge,  the servicing  information  required to be provided to the Trustee by the
Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

         4.       I am  responsible  for reviewing the  activities  performed by the Master  Servicer under the P&S
Agreement and based upon my knowledge and the annual  compliance  review  required  under the P&S  Agreement,  and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

         5.       The reports disclose all significant  deficiencies  relating to the Master Servicer's  compliance with the minimum  servicing  standards based upon the report provided by an independent  public  accountant,  after conducting a review in compliance  with the Uniform Single  Attestation  Program for Mortgage  Bankers as set forth in the P&S Agreement, that is included in these reports.

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                         JT-1-1

                                                                                                        EXHIBIT T-2

                              FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

     1.  The Trustee has  performed all of the duties  specifically  required to be performed by it pursuant to the provisions  of the Pooling and  Servicing  Agreement  dated as of April 1, 2006 (the  "Agreement")  by and among  Residential  Asset Mortgage  Products,  Inc., as depositor,  Residential  Funding  Corporation,  as master servicer, and the Trustee in accordance with the standards set forth therein.

     2.  Based on my knowledge,  the list of  Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to  Section 4.03(e)(I)  of the Agreement is accurate as of the last day of the 20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                         T-2-1

                                                                                                          EXHIBIT U

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                         U-1